                           CONFIDENTIAL - FOR USE OF
                              THE COMMISSION ONLY

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              MEDICALCONTROL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies: NA
                                                                              --

         (2)  Aggregate number of securities to which transaction applies: NA
                                                                            --

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transactions: $
                                                                 ---------------

         (5)  Total fee paid:

[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: $3,200.00
                                          ---------

         (2)      Form, Schedule or Registration Statement No.: PREM14A

         (3)      Filing Party:  MedicalControl, Inc.

         (4)      Date Filed:  November 27, 2000

                              MEDICALCONTROL, INC.
                        8625 KING GEORGE DR., SUITE 300
                              DALLAS, TEXAS 75235
                           TELEPHONE: (214) 630-6368

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                      TO BE HELD MONDAY, JANUARY 22, 2001


To our Stockholders:


     A Special Meeting of the Stockholders of MedicalControl, Inc. will be held at MedicalControl's offices at 8625 King George Dr., Suite 300, Dallas, Texas 75235, at 9:30 a.m., local time, on Monday, January 22, 2001, for the following purposes:


          1. to consider and vote upon a proposal to authorize and approve the sale of MedicalControl's preferred provider organization to Beyond Benefits, Inc., pursuant to the Stock Purchase Agreement dated as of October 18, 2000, between MedicalControl, MedicalControl Holdings, Inc., MedicalControl Network Solutions, Inc., and Beyond Benefits;

          2. to consider and vote upon a proposal to authorize and approve the sale of MedicalControl's third party administration business to HealthASPex, Inc. pursuant to the Stock Purchase Agreement dated as of November 14, 2000, between MedicalControl Holdings, Diversified Group Administrators, Inc., Diversified Group Insurance Agency of PA, Inc., and HealthASPex;


          3. to consider and vote upon a proposal to amend MedicalControl's Certificate of Incorporation to change MedicalControl's name to Avidyn, Inc.; and


          4. to transact any other business that is properly brought before the Special Meeting.


     Only stockholders of record at the close of business on December 11, 2000, are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof.


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE POSTAGE-PAID REPLY ENVELOPE PROVIDED. YOU CAN REVOKE YOUR PROXY AT ANY TIME BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF MEDICALCONTROL BEFORE IT IS EXERCISED.

     A Proxy Statement that describes the foregoing proposals and a form of Proxy accompany this notice.

                                            By Order of the Board of Directors

                                            STEPHANIE L. MCVAY
                                            Secretary

Dallas, Texas

December 20, 2000

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                             ---------------------

                              MEDICALCONTROL, INC.
                        8625 KING GEORGE DR., SUITE 300
                              DALLAS, TEXAS 75235


                            MONDAY, JANUARY 22, 2001



     This Proxy Statement is furnished to the stockholders of MedicalControl, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held at 9:30 a.m., local time, on Monday, January 22, 2001, at MedicalControl's executive offices, and any adjournments thereof. You will be asked to consider and vote upon (1) the adoption of resolutions that authorize (A) the sale of MedicalControl Network Solutions, Inc., a wholly-owned, indirect subsidiary of MedicalControl which operates MedicalControl's preferred provider organization business; (B) the sale of Diversified Group Administrators, Inc. and Diversified Group Insurance Agency of PA, Inc., wholly owned, indirect subsidiaries of MedicalControl, which operate MedicalControl's third party administration business; and (C) the amendment of MedicalControl's Certificate of Incorporation to change MedicalControl's name to Avidyn, Inc.; and (2) any other matters properly brought before the Special Meeting. We are not currently aware of any other matters that will come before the Special Meeting.


     If your Proxy is properly completed, returned to MedicalControl before the Special Meeting, and not revoked before it is voted, it will be voted at the Special Meeting. Your Proxy may be revoked at any time before it is voted by giving written notice to the Secretary of MedicalControl.


     This Proxy Statement and form of Proxy were first mailed to stockholders of MedicalControl on or about December 20, 2000.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Cautionary Statement Regarding Forward Looking Statements...   ii
Questions and Answers about the Special Meeting.............  iii
Summary.....................................................    1
Risk Factors Related to the Proposed Sales..................    4
Special Meeting.............................................   11
Proposal I -- Sale of MedicalControl Network Solutions,
  Inc.......................................................   13
Proposal II -- Sale of Diversified Group Administrators,
  Inc. and Diversified Group Insurance Agency of PA, Inc....   19
The Sale of MedicalControl's PPO and TPA Businesses.........   24
Unaudited Pro Forma Financial Information...................   26
Proposal III -- Name Change for MedicalControl, Inc.........   36
MedicalControl's Reasons for Selling the PPO and TPA
  Businesses; Recommendation of the Board of Directors......   37
Other Business..............................................   38
Auditors....................................................   38
Where Stockholders Can Find More Information................   39
Additional Matters..........................................   40
APPENDIX A: PPO Stock Purchase Agreement
APPENDIX B: TPA Stock Purchase Agreement

                              CAUTIONARY STATEMENT
                      REGARDING FORWARD LOOKING STATEMENTS

     We have included this statement in this Proxy Statement for the Special Meeting in order to take advantage of the "safe harbor" provisions contained in
Section 27A of the Private Securities Litigation Reform Act. From time to time in this Proxy Statement, we make forward-looking statements based upon management expectations to inform you and our potential stockholders regarding various matters, including without limitation, projections regarding future income, completion of transactions, future growth, future products and plans, as well as predictions as to the timing and success of specific projects. The forward looking statements are generally accompanied by words such as "believe," "anticipate," "estimate," "predict," "expect" or similar expressions that convey the uncertainty of future events or outcomes.

     We believe that the factors identified in this Proxy Statement under "Risk Factors Related to the Proposed Sales" are important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement we have made or that have been made on behalf of MedicalControl. Forward-looking statements are subject to certain risks and uncertainties, over which we have no control, and those risks and uncertainties could cause actual results to differ materially from those projected. The forward-looking information could be affected by changes in laws and regulations, interest rates, liquidity issues, the rate of sales growth, price and product competition, new product introduction, new technology introduction and social and economic conditions, such as increased competition in the managed care or healthcare industry and the amount, type and cost of financing available to MedicalControl. Unpredictable or unknown factors not discussed in this Proxy Statement could also have material adverse effects on forward-looking projections. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. We are not obligated to republish revised forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events. You are also urged to carefully review and consider the various disclosures we have made in this report, as well as our periodic reports on Schedule 14A and Forms 10-KSB, 10-QSB and 8-K filed with the Securities and Exchange Commission.

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.    Who is soliciting my proxy?

A.    The Board of Directors of MedicalControl, Inc.

Q.    When and where is the Special Meeting?


A. 9:30 a.m., local time, on Monday, January 22, 2001, at our executive offices, 8625 King George Dr., Suite 300, Dallas, Texas 75235; telephone
      (214) 630-6368.


Q.    What am I voting on?


A. You are voting to approve (1) the sale of MedicalControl's PPO business to Beyond Benefits, Inc., (2) the sale of MedicalControl's TPA business to HealthASPex, Inc., and (3) the amendment of MedicalControl's Certificate of Incorporation to change its name to Avidyn, Inc.


Q.    What are the specifics of the sale of MedicalControl's PPO business?


A. MedicalControl, through its sole subsidiary MedicalControl Holdings, Inc., has agreed to sell its PPO operating subsidiary, MedicalControl Network Solutions, for a purchase price of $13,500,000 to be paid in cash at closing. MedicalControl Network Solutions operates several managed healthcare networks consisting of over 2,300 hospitals and in excess of 185,000 physicians, which in turn service more than 280,000 employees and plan members of MedicalControl's PPO business. MedicalControl's PPO business constitutes a substantial amount of the assets of MedicalControl.


Q.    Who is purchasing MedicalControl's PPO business?


A. Beyond Benefits is a privately-held managed healthcare company based in Long Beach, California that was formed during the first half of 1999. Beyond Benefits is owned by Mr. George Bregante, Dr. Barbara Rodin, Mr. Asim Ashary and three venture capital firms. Beyond Benefits' executive offices are located at 301 E. Ocean Blvd., Suite 900, Long Beach, California 92802; telephone (562) 308-7232. None of MedicalControl's officers or directors own any capital stock of Beyond Benefits.


Q.    What are the specifics of the sale of MedicalControl's TPA business?


A. MedicalControl Holdings has agreed to sell its TPA subsidiaries, Diversified Group Administrators and Diversified Group Insurance Agency, in exchange for $2,350,000 to be paid in cash at closing, subject to adjustments for net worth and cash levels at closing. $150,000 will be placed in escrow by HealthASPex as a reserve against indemnification obligations of MedicalControl Holdings. In addition, MedicalControl Holdings will retain the right to receive 55% of any payments from Group Resources, Inc. received by Diversified Group Administrators, which arose from its acquisition of the former Dallas division of Diversified Group Administrators.


Q.    Who is purchasing MedicalControl's TPA business?

A. HealthASPex is a privately held company providing web portal-based enhancements for TPAs. HealthASPex is owned by Allied Capital and Fairfax Partners, with minority stakes held by its president, Peter Barnett, and eServices Group, Inc. HealthASPex's corporate offices are located at 2812 Trinity Square Drive, Suite 108, Carrollton, Texas 75006; telephone (972) 417-5171. None of MedicalControl's officers or directors own any capital stock of HealthASPex.

Q.    Why should MedicalControl sell its PPO business and its TPA business?

A. The Board of Directors of MedicalControl has thoroughly considered the advantages and disadvantages of selling its PPO business and its TPA business at this time, as compared to remaining as a provider of a managed healthcare network and third party administration services. The Board of Directors believes that it is in the best interests of the stockholders and MedicalControl to convert the assets of MedicalControl that are invested in MedicalControl Network Solutions, Diversified Group Administrators and Diversified Group Insurance Agency into cash and redeploy the proceeds of the sale in connection with its future business plans, as described in greater detail in this Proxy Statement. In particular, MedicalControl's future business plan includes the repayment of MedicalControl's existing bank debt, the further development of its indirect subsidiary ppoONE.com, inc., the possible acquisition of another Internet-related business or other business or businesses and other corporate purposes. In order to stay competitive and have any substantial growth in the PPO business MedicalControl would have to invest substantial resources in expanding its PPO network nationally. Such an expansion may not be successful or provide an acceptable return on investment, even with sufficient capital expenditures. In order to stay competitive in the TPA business MedicalControl would have to invest substantial resources in new technology and processes. The TPA business is typically a fairly low margin business, and considering the recent increased cost of reinsurance, which is an important element of its clients remaining self-insured, the return on such an investment is not likely to be high enough to justify the substantial additional expenses required to stay competitive. Rather than pursue the required additional investments in the PPO or TPA businesses, we intend to focus our resources on a business that we believe will provide our investors with a higher return over time. Finally, our Board believes that by eliminating our PPO and TPA businesses, we will no longer be viewed as a competitor to our support services clients, which should positively impact our sales.


Q. How do I know if MedicalControl is receiving fair value for its PPO business and its TPA business?


A. Stockholders should consider a variety of factors in determining the fair value of MedicalControl's PPO and TPA subsidiaries, including (1) MedicalControl's overall goals and future business plans, (2) the changing and highly competitive nature of the managed healthcare industry in which MedicalControl's PPO and TPA subsidiaries compete and management's expectations regarding probable trends in the industry, as a result of which management believes that MedicalControl will not be able to compete effectively in that industry, and (3) the lack of additional offers to purchase the TPA business or the PPO business of MedicalControl. Although an independent investment banking firm valuation has not been obtained, the Board believes that the consideration to be received from Beyond Benefits and HealthASPex in connection with each of the proposed TPA and PPO sales is fair.


Q. What happens if one of the sales is not approved or otherwise fails to close?

A. MedicalControl's agreements to sell the TPA and PPO businesses are separate, even though we are seeking approval for them at the same time. If either sale is approved, MedicalControl intends to complete it, regardless of whether or not the other sale receives stockholder approval. If the stockholders approve both sales, but one of the transactions is subsequently terminated, we will still close the other sale.

Q. Will any of the money received from the transactions be distributed to MedicalControl's stockholders?

A. There is no current intent to distribute any of the sale proceeds to the stockholders of MedicalControl. MedicalControl intends to use a portion of the net proceeds generated from the sale of the TPA and PPO businesses to repay any amount of outstanding indebtedness owed on MedicalControl's $750,000 line of credit with Bank of Texas, N.A. MedicalControl intends to use a portion of the net proceeds as working capital to further develop ppoONE.com, MedicalControl's Internet-related healthcare administration services business.

Q.    How will MedicalControl be affected by the proposed sales?


A. MedicalControl will no longer be a full service managed healthcare services provider following the sale of our PPO and TPA businesses. Instead, we will focus our capital and other resources on expanding our role as a support services provider for PPOs, TPAs and other managed healthcare companies. Our services will be provided principally by our Internet based third party services provider, ppoONE.com, and to a lesser degree by ValueCheck, our utilization review and case management company. ppoONE.com, using its proprietary application software, database structures and reports, is an Application Service Provider ("ASP") that delivers enterprise software solutions for PPOs and other healthcare provider network organizations.

Q.    Will I still be a stockholder of MedicalControl?


A.    Yes, but the name of the corporation will be changed to Avidyn, Inc.


Q.    Why is MedicalControl changing its name?

A. As part of the sale of MedicalControl Network Solutions to Beyond Benefits, MedicalControl agreed to change its name and the name of any of its subsidiaries having "MedicalControl" as part of its name. In addition, we have agreed to stop using the "MedicalControl" name for any of our products or services after the sale is closed.

Q.    Will stockholders have appraisal rights?

A. No. Stockholders of MedicalControl will not have appraisal rights as a result of these transactions.

Q.    What should stockholders do now?

A. Stockholders should mail their signed and dated proxy card in the enclosed envelope, as soon as possible, so that their shares will be represented at MedicalControl stockholders' meeting.

Q. Can stockholders change their vote after they have mailed a signed proxy card?

A. Yes. Stockholders can change their vote in one of three ways at any time before their proxies are voted:

      (1) stockholders can revoke their proxies by written notice;

      (2) stockholders can complete new, later-dated proxy cards; or

      (3) stockholders can attend the Special Meeting and vote in person.

Q.    How are shares held in a broker's name voted?

A. Brokers will vote shares nominally held in their name (or in what is commonly called "street name") only if the beneficial stockholder provides the broker with written instructions on how to vote. Absent such instructions, these shares will not be voted. Stockholders are urged to instruct their brokers in writing to vote shares held in street name for the proposed transaction.

Q.    Whom should stockholders call with questions?

A. Stockholders who have questions about the transaction should call Bob E. Buddendorf, MedicalControl's Chief Financial Officer, at (214) 630-6368 ext. 450.

                                    SUMMARY

     This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. For a more complete description of the sales, you should read this entire document and the other documents we refer to in this document, including the materials attached as annexes. We have included page references in this summary to direct you to more complete descriptions of the topics we have summarized.


                             THE COMPANY (page 24)



     MedicalControl is a holding company comprised of related operating companies serving the managed care industry and providing health benefit plan administration services. Each of the major operating subsidiaries is owned directly by MedicalControl Holdings, which is the sole direct subsidiary of MedicalControl.


     MedicalControl's four major indirect operating subsidiaries are:

     - ppoONE.com, which provides Internet e-health solutions for PPOs,

     - MedicalControl Network Solutions, which provides managed care services primarily through its preferred provider networks,

     - ValueCheck, which provides utilization review and case management, and

     - Diversified Group Administrators, which provides TPA services.

                        THE PROPOSED SALES TRANSACTIONS

THE PPO SALE (page 13)

     - MedicalControl and certain of its subsidiaries entered into an agreement to sell its PPO business to Beyond Benefits on October 18, 2000. A copy of the stock purchase agreement is attached as Appendix A.


     - Beyond Benefits will purchase all of the outstanding capital stock of MedicalControl Network Solutions for a purchase price equal to $13,500,000 in cash. The purchase price may be adjusted as a result of certain closing balance sheet adjustments.


     - The closing of the sale is subject to approval of MedicalControl's stockholders and certain other closing conditions set forth in the stock purchase agreement.


     - Beyond Benefits has required MedicalControl to change its name if the sale is approved and ultimately closed. Within 120 days after the closing of the sale of our PPO, we will change our name to Avidyn, Inc.



THE TPA SALE (page 19)


     - MedicalControl Holdings and certain of its subsidiaries entered into an agreement to sell MedicalControl's TPA business to HealthASPex on November 14, 2000. A copy of the stock purchase agreement is attached as Appendix B.

     - HealthASPex will acquire all of the outstanding capital stock of Diversified Group Administrators and Diversified Group Insurance Agency for a purchase price equal to $2,350,000 in cash at closing, with an additional $150,000 to be placed in escrow to secure MedicalControl Holdings' indemnification obligations. The purchase price may be reduced or increased as a result of certain closing balance sheet adjustments.

     - MedicalControl Holdings will also retain the right to be paid 55% of any amounts received over the next two years by MedicalControl Network Solutions from the entity that acquired the former Dallas division of our TPA business.

     - The closing of the sale is subject to approval of MedicalControl's stockholders and certain other closing conditions set forth in the stock purchase agreement.


OUR REASONS FOR PURSUING THE SALES (page 37)


     Reasons favoring the sale of the TPA and PPO businesses include:

     - the TPA and PPO businesses have a more moderate rate of return than that expected from the e-business solutions that will be the focus of MedicalControl's business after the sales,

     - MedicalControl will no longer be a direct competitor to its TPA and PPO clients for ancillary managed healthcare services,

     - MedicalControl's Board of Directors believe that it is receiving fair value for the TPA and PPO subsidiaries, and

     - to remain competitive in the TPA and PPO businesses would require a significant investment of capital and other resources.

     Issues that may be negative regarding the sales include:

     - the TPA and PPO represent substantially all of the operating revenues and profits of MedicalControl on a historic basis,

     - there are significant transaction costs being incurred in connection with the sales, and

     - MedicalControl's application service provider operations have not been profitable.

REQUIRED VOTE (page 11)

     - Stockholders who own a majority of our outstanding common stock will have to vote in favor of each sale in order for it to be approved.


     - The affirmative vote of a majority of shares is also required to approve the change of MedicalControl's name to Avidyn, Inc.



     - Ward Hunt, the Chairman and President of MedicalControl, controls The Answer Partnership, Ltd., which owns approximately 57% of our common stock. As a result, The Answer Partnership, Ltd. can approve any of the stockholder proposals set forth in this Proxy Statement.



CONDITIONS TO THE SALES (pages 17 and 22)


     - Approval of the transactions by our stockholders.

     - Approval of certain landlords of the operating subsidiaries.

     - There must be no material adverse change in the operations of the TPA or the PPO subsidiaries -- otherwise, the applicable purchase agreement may be terminated.

     - Our sale of the PPO must be completed on or before April 16, 2001.


     - Our sale of the TPA must be completed on or before the 30th day following approval of this Proxy Statement by the SEC.



TERMINATION OF AGREEMENTS (pages 18 and 23)



     - Each of the stock purchase agreements may be terminated if MedicalControl does not obtain the consent of its stockholders to the particular transaction to which the purchase agreement applies.

     - If either agreement is terminated because stockholder approval is not obtained, then MedicalControl will have to pay a termination fee to the buyer.


PAYMENT OF EXPENSES (pages 17 and 22)


     - Each party to the stock purchase agreements is responsible for the payment of its own expenses.

     - If the agreements are terminated, the non-terminating party is entitled to recover its expenses in certain circumstances.

                              THE SPECIAL MEETING

GENERAL (page 11)


     - The Special Meeting will be held at 9:30 a.m., on Monday, January 22, 2001, in our main corporate offices.



     - The purpose of the Special Meeting is to vote upon proposals to sell our TPA and PPO businesses and to change our corporate name to Avidyn, Inc.


RECORD DATE; QUORUM; VOTING (page 11)


     - Only holders of record on December 11, 2000, will be entitled to vote at the Special Meeting.


     - Holders of at least a majority of the outstanding shares of common stock must attend the Special Meeting for there to be a quorum.

     - Holders of common stock are entitled to one vote per share.

PROXIES (page 12)

     - Properly executed proxies will be voted in accordance with the instructions indicated in the proxies.


     - A stockholder may revoke his proxy at any time before the Special Meeting by complying with any of the procedures described in this proxy statement.


     - A stockholder's presence at the Special Meeting will not revoke its proxy except with respect to a proposal on which he votes in person.


BOARD OF DIRECTORS' RECOMMENDATION (pages 13, 19 and 37)


     - MedicalControl's Board of Directors has determined that the proposed sales are in the best interests of the stockholders and MedicalControl.


     - The Board unanimously recommends that you vote "For" each of the proposals described in this Proxy Statement.



TAX CONSEQUENCES (page 25)


     - Each of the sales is a taxable transaction.

                                  RISK FACTORS

     The proposed sales are subject to a number of risks, which you should consider when you determine whether or not to approve either of the transactions. The Risk Factors begin on page 4 of this Proxy Statement.

                   RISK FACTORS RELATED TO THE PROPOSED SALES

     We caution you that we have used forward-looking statements in this report that involve risks and uncertainties. These forward-looking statements can be identified by the use of predictive, future tense or forward-looking terminology, such as "believes," "anticipates," "expects," "estimates," "may," "will" or similar terms. Forward-looking statements also include projections of financial performance, statements regarding management's plans, statements regarding new products and objectives and statements concerning any assumptions relating to the foregoing. MedicalControl's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Proxy Statement. See "Cautionary Statement Regarding Forward Looking Statements."


AFTER THE SALE OF THE PPO AND TPA BUSINESSES, MEDICALCONTROL WILL HAVE A MORE NARROWED FOCUS OF BUSINESS AND SUBSTANTIALLY LESS REVENUES.



     Subsequent to the sale of our PPO and TPA subsidiaries, approximately 85% of MedicalControl's assets, or approximately $16 million, will be held in cash, cash equivalents and short-term investments, based upon our September 30, 2000 pro forma balance sheet. The PPO and TPA businesses generated approximately 88% of MedicalControl's revenues for the nine months ended September 30, 2000. ppoONE.com and ValueCheck generated the remaining 12% of MedicalControl's revenues for the nine months ended September 30, 2000. After the sale of the PPO and TPA businesses, MedicalControl will be substantially smaller. Historically, the ppoONE.com and ValueCheck businesses have not accounted for a large portion of our business or revenues, and our performance will be significantly affected by any negative operating results at those remaining subsidiaries. In addition to our loss of direct revenues from the PPO business, ValueCheck may lose additional revenues from its former PPO clients because Beyond Benefits may directly solicit such business and many companies prefer to receive their PPO and utilization review and case management services from one vendor.



MEDICALCONTROL MAY NOT BE ABLE TO ACHIEVE OR MAINTAIN PROFITABILITY IN THE
FUTURE



     ppoONE.com has never been profitable and ValueCheck was profitable for the first time during the three months ended September 30, 2000. MedicalControl's pro forma loss before interest, taxes, depreciation and amortization for the nine months ended September 30, 2000 was $1,590,627, assuming the sale of the PPO and TPA businesses had occurred January 1, 1999. We cannot assure you that the revenues of ppoONE.com and ValueCheck will ever result in revenues equal to those historically recorded by MedicalControl or that ppoONE.com will ever be profitable. Consequently, MedicalControl's revenue base after selling our PPO and TPA subsidiaries will be significantly smaller than in the past and we will be required to absorb corporate overhead and other fixed costs effectively in order to succeed in our efforts to profitably expand ppoONE.com and ValueCheck. While ppoONE.com has made significant investments in establishing its ASP technology, there can be no assurance as to its future prospects.



THERE IS CURRENTLY NO PLAN TO DISTRIBUTE ANY OF THE PROCEEDS OF THE SALE OF THE PPO OR TPA TO THE STOCKHOLDERS OF MEDICALCONTROL



     We intend to repay our outstanding indebtedness under our existing credit facility, pay various transaction related costs and supplement our working capital for ppoONE.com with the proceeds from the sales, and also use those proceeds to fund future potential acquisitions. In connection with the sales of the PPO and TPA businesses, we do not currently intend to distribute any of the proceeds to our stockholders. We cannot assure you that we will ever distribute any of the proceeds of the sales of the PPO or TPA businesses to our stockholders. Prior to any distribution to our stockholders, the Board of Directors will consider the facts and circumstances existing at that time to determine whether a distribution is in our best interest and in the best interest of our stockholders, and the timing and amount of any such distribution.

THE PURCHASE AGREEMENTS WILL EXPOSE MEDICALCONTROL TO CONTINGENT LIABILITIES


     Under each of the purchase agreements, MedicalControl or MedicalControl Holdings has agreed to indemnify the buyer for breach of our representations and warranties contained in the applicable purchase agreement. Significant indemnification claims by the buyer of either the PPO or TPA businesses could materially and adversely affect our financial condition and results of operations.


NO OPINION CONCERNING FAIRNESS OF TRANSACTIONS

     MedicalControl's Board of Directors has not sought independent valuations of the assets and businesses of the TPA and PPO or an independent opinion as to the fairness of the sale of the TPA and PPO businesses. They have relied on their own business judgment in making the determination to approve the transactions and recommend them for approval by MedicalControl's stockholders.

DEPENDENCE ON KEY CLIENTS; LOSS OF REVENUES

     We have contracts with several key clients that account for a substantial portion of our total revenues. On a pro forma basis, our largest clients based on revenues accounted for a significant portion of our net revenues for 1999 and the nine months ended September 30, 2000:


                                                PERCENT OF NET REVENUE FROM
                                                 OUR THREE LARGEST CLIENTS
                                                ---------------------------
Nine Months Ended September 30, 2000..........     21.5%, 20%, and 17.2%
1999..........................................      68.2%, 12%, and 11%


     On a proforma basis, our largest client in both periods was MedicalControl Network Solutions. As a condition of the PPO Sale, Beyond Benefits entered into a five-year agreement with ppoONE.com for Beyond Benefits' claims repricing needs that will include MedicalControl Network Solutions' claims. Beyond Benefits in certain circumstances, such as failure to perform, has a right to terminate the agreement. The loss of any principal customer could have a material adverse effect on our operating results.

COMPETITION

     ppoONE.com. The market for network software solutions is competitive and subject to rapid change. Competitors, many of which have substantially greater financial resources than ppoONE.com, vary in size and in the scope of the products and services they offer. ppoONE.com encounters competition from a number of sources including other application software providers, PPO and TPA software vendors and management information systems departments of customers and potential customers. ppoONE.com expects to experience additional competition from other established and emerging companies. Increased competition, whether from other products or new technologies, could result in price reductions, fewer customer orders, reduced gross margins and loss of market share, any of which could materially adversely affect our business, financial condition and results of operations.

     ppoONE.com expects that it will face increased pricing pressures from its current competitors and new market entrants. Current major competitors include, but are not limited to, NetworX, WebMD and Nichols TXEN. Price competition could adversely affect ppoONE.com's ability to obtain new long-term contracts and renewals of existing long-term contracts on terms favorable to ppoONE.com. Any reduction in the price of ppoONE.com's products could materially adversely affect MedicalControl's business, financial condition and results of operations. Some of ppoONE.com's current competitors and many of ppoONE.com's potential competitors have significantly greater financial, technical, marketing and other resources than ppoONE.com and broader integrated product lines. As a result, they may have competitive advantages over ppoONE.com including:

          (1) the ability to respond more quickly than ppoONE.com to new or emerging technologies and changes in customer requirements; and

          (2) the ability to devote greater resources to the development, promotion and sale of their products.

     New competitors or alliances among competitors may emerge and rapidly gain significant market share. ppoONE.com's customers, most of which have significantly greater financial and marketing resources than ppoONE.com, may compete with ppoONE.com in the future or otherwise discontinue their relationships with or support of ppoONE.com. ppoONE.com may not be able to compete successfully against current and future competitors, and competitive pressures faced by ppoONE.com may materially adversely affect its business, financial condition and results of operations.

     Utilization Review and Case Management. There are nearly 100 million lives enrolled in indemnity and PPO plans in the United States today and 95% of those covered lives are required to comply with utilization review procedures as defined in their benefit plan. This mature market is dominated by a handful of national firms that together control about 40% of the market. The remaining market is fragmented among a variety of smaller competitors. Most of the larger national firms have built products for the high-end Fortune 500 company market, and product design tends to feature a great deal of customization, product enhancements, ad hoc reporting capabilities, and corresponding premium pricing. Smaller vendors fall into several categories including software vendors disease and demand management specialty boutiques that have entered the utilization review business, and turnkey consultants. ValueCheck's target markets are TPAs, Taft-Hartley plans, associations and select self-insured employers who value customer service and early identification of high dollar claims at a lower price. We cannot assure you that ValueCheck's new approach to this market will be successful and will be able to be sustained.

THE SALES CYCLE FOR ppoONE.COM PRODUCTS IS LENGTHY AND UNPREDICTABLE

     Due in part to the business-critical nature of ppoONE.com's applications, potential customers perceive high risk in connection with adoption of ppoONE.com's products. As a result, customers have been cautious in making decisions to acquire ppoONE.com's products. In addition, because the purchase of ppoONE.com's products typically involves a significant commitment of capital, a conversion of the customer's data and a complete redesign of key business processes, delays in completing sales can arise while customers complete their internal procedures to approve large capital expenditures and test and accept new technologies that affect key operations. For these and other reasons, the sales cycle associated with the purchase of ppoONE.com's products is typically lengthy, unpredictable and subject to a number of significant risks over which ppoONE.com has little or no control, including customers' budgetary constraints and internal acceptance reviews. The sales cycle associated with the licensing of ppoONE.com's products typically ranges from 60 days to 18 months. As a result of the length of the sales cycle and the typical size of customers' orders, ppoONE.com's ability to forecast the timing and amount of specific sales is limited. A large portion of potential clients require or desire a January 1 active date. This requirement puts extra burden on ppoONE.com's staff to do most of the implementations during the fourth quarter of each year. A lost or delayed sale could have a material adverse effect on our business, financial condition and results of operations.

ppoONE.COM'S NEW PRODUCTS MAY NOT ACHIEVE MARKET ACCEPTANCE

     The market for network software solutions is still emerging. The rate at which businesses have adopted ppoONE.com's type products has varied significantly and ppoONE.com expects to continue to experience such variations with respect to its products in the future. ppoONE.com has announced its national clearinghouse concept. ppoONE.com must obtain a sufficient number of clients before executing a clearinghouse concept, which may never occur. To date, none of ppoONE.com's products has achieved any significant degree of market acceptance, and such products may never be widely accepted. Although businesses in ppoONE.com's target markets have recognized the advantages of using network software solutions to automate their processes, many have developed systems internally rather than licensing them from outside vendors. The markets for ppoONE.com's products may not continue to develop, and ppoONE.com's products may not be accepted. If the markets for ppoONE.com's current or proposed products fail to develop, or develop more slowly than anticipated, ppoONE.com's sales would be negatively impacted, which would have a material adverse effect on our business, financial condition and results of operations.

ppoONE.COM MUST KEEP PACE WITH RAPIDLY CHANGING TECHNOLOGIES


     In the markets served by ppoONE.com, technology changes rapidly and computer hardware, network operating systems, programming tools, programming languages, operating systems and database technology are constantly being improved. ppoONE.com's success will depend upon its ability to continue to develop and maintain competitive technologies, enhance its current products and develop, in a timely and cost-effective manner, new products that meet changing market conditions. In particular, ppoONE.com must respond to evolving customer needs, new competitive product offerings, emerging industry standards and changing technology. For example, the rapid growth of the Internet environment creates new opportunities, risks and uncertainties for businesses, such as ppoONE.com, which develop software solutions that now must be designed to operate in Internet environments. ppoONE.com may not be able to develop and market, on a timely basis, or at all, product enhancements or new products that respond to changing technologies. ppoONE.com has previously experienced significant delays in the development and introduction of new products and product enhancements, primarily due to capital resource constraints as well as difficulties with model development, which has in the past required multiple iterations and difficulties with adapting to particular operating environments. The length of these delays has varied depending upon the size and scope of the project and the nature of the problems encountered. Any significant delay in the completion of new products, or the failure of such products, if and when installed, to achieve any significant degree of market acceptance, would have a material adverse effect on MedicalControl's business, financial condition and results of operations. Any failure by ppoONE.com to anticipate or to respond adequately to changing technologies, or any significant delays in product development or introduction, could cause customers to delay or decide against purchases of ppoONE.com's products and would have a material adverse effect on MedicalControl's business, financial condition and results of operations.

ppoONE.COM DERIVES SUBSTANTIAL REVENUES FROM ONE PRIMARY PRODUCT

     ppoONE.com currently has one primary product that accounts for most of ppoONE.com's total current revenues. ppoONE.com expects that its current products will continue to account for a substantial portion of ppoONE.com's total revenues for the foreseeable future. The quality and timely introduction of future product enhancements and competition will affect continued market acceptance of its current products. Demand for, or use of, its current product could decline as a result of competition, risks to self insured industry, technological change, saturation of market demand, industry consolidation or other factors. Decline in demand for its current products would result in decreased revenues, which could have a material adverse effect on MedicalControl's business, financial condition and results of operations.


ppoONE.COM MUST PROTECT ITS INTELLECTUAL PROPERTY


     ppoONE.com relies on a combination of copyright, trademark and trade secret laws and confidentiality procedures to protect its proprietary rights. ppoONE.com also seeks to protect its software, documentation and other written materials under trade secret and copyright laws, which afford only limited protection. Despite ppoONE.com's measures to protect confidentiality of intellectual property, it may be possible for a third party to copy or otherwise to obtain and use ppoONE.com's products or technology without authorization, or to develop similar technology independently. Patents may not be issued with respect to ppoONE.com's future patent applications and ppoONE.com's future patents may not be upheld as valid or prevent the development of competitive products. In addition, to ensure that customers will not be adversely affected by an interruption in ppoONE.com's business, ppoONE.com places source code of its products into escrow, which may increase the likelihood of misappropriation or other misuse of ppoONE.com's intellectual property.

     Our business, financial condition and results of operations would be materially and adversely affected by infringement of our intellectual property rights. As the number of software products increases and the functionality of these products further overlaps, ppoONE.com believes that software developers may become increasingly subject to infringement claims. Any such claims, with or without merit, can be time consuming and expensive to defend and could materially and adversely affect MedicalControl's business, financial condition and results of operations.

ppoONE.COM'S PRODUCTS ARE COMPLEX AND ARE VULNERABLE TO PRODUCT DEFECTS AND PRODUCT LIABILITY CLAIMS

     Software products as complex as those offered by ppoONE.com often contain undetected errors or failures when first introduced or as new versions are released. As ppoONE.com develops new products that operate in new environments, such as the Internet, the possibility for program errors and failures may increase due to factors such as the use of new technologies or the need for more rapid product development that is characteristic of the Internet market. Despite pre-release testing by ppoONE.com and by current and potential customers, there still may be errors in new products, even after post-testing distribution. The occurrence of errors could result in delay in, or failure to achieve, market acceptance of ppoONE.com's products, which could have a material adverse effect on our business, financial condition and results of operations. Although ppoONE.com's license agreements with its customers typically contain provisions designed to limit ppoONE.com's exposure to potential product liability claims, it is possible that such limitation of liability provisions may not be effective as a result of existing or future laws or judicial decisions. Because ppoONE.com's products are used in business-critical applications, any errors or failures in such products may give rise to substantial product liability claims, which could have a material adverse effect on our business, financial condition and results of operations.

BREACHES OF OUR NETWORK SECURITY COULD RESULT IN LIABILITY AND DAMAGE TO OUR BUSINESS REPUTATION

     The performance of our ppoONE.com services involves the storage of confidential customer and patient information at our data centers and the transmission of this data over private and public networks, including the Internet. Security breaches could result in legal liability and damage to our business reputation. Despite the implementation of security measures, our infrastructure may be vulnerable to physical break-ins, computer viruses or similar disruptive problems. In the event of such a security breach, proprietary and confidential information could be misappropriated or our operations could be interrupted. Such a security breach or interruption of our operations could damage our reputation and cause us to lose customers. In addition, any costs or imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on our business, financial condition and results of operations.

GOVERNMENT REGULATION

     Patient's Records. The confidentiality of patient records and the circumstances under which such information may be used or released are subject to substantial regulation by state and federal laws and regulations. Regulations governing electronic health data transmissions are evolving rapidly and are often unclear and difficult to apply.

     The Health Insurance Portability and Accountability Act of 1996 ("HIPAA") was enacted on August 21, 1996. HIPAA required the Secretary of Health and Human Services (the "Secretary") to adopt national standards for certain types of electronic healthcare information transactions and the data elements used in such transactions, and to adopt standards to ensure the integrity and confidentiality of such information. Final standards are expected in 2001. If these regulations are adopted, they may require modifications to MedicalControl's computer software and record-keeping practices. These changes may require MedicalControl to make substantial capital investments. The proposed regulations, if adopted in their current or a revised form, could have an adverse effect on our business, financial condition and results of operations. Any violation of HIPAA, or any regulations promulgated pursuant to HIPAA, may result in civil or criminal monetary penalties and imprisonment, depending on the degree of the offense.

     The confidentiality of patient records is subject to substantial regulation by state governments. These state laws and regulations govern both the disclosure and the use of confidential patient medical record information. Although compliance with these laws and regulations is at present principally the responsibility of healthcare providers, regulations governing patient confidentiality rights are evolving rapidly. Additional legislation governing the dissemination of medical record information has been proposed at both the state and federal level. This legislation may require holders of medical information to implement security measures and impose restrictions on the ability of third-party processors, like us, to transmit certain patient data without specific patient consent. Any change in legislation could restrict healthcare providers from using our services.

     Other legislation governing the dissemination of medical record information is frequently proposed and debated at both the federal and state levels. Such legislation, if enacted, could require patient consent before even coded or anonymous patient information may be shared with third parties and could also require that holders or users of such information implement specified security measures. Any material restriction on the ability of healthcare providers to obtain or disseminate patient information could substantially harm our business, financial condition and results of operations.

MEDICALCONTROL MUST RECRUIT AND RETAIN QUALIFIED PERSONNEL


     MedicalControl's future success depends to a significant degree upon the continued service of members of our senior management and other key research, development, sales and marketing personnel. Accordingly, the loss of any of our senior management or key research, development, sales or marketing personnel could have a material adverse effect on our business, financial condition and results of operations. Only a small number of employees have employment agreements with us, and these agreements may not result in the retention of these employees for any significant period of time. We have had trouble in recruiting a sufficient number of qualified sales and technical employees. In addition, competitors may attempt to recruit our key employees. We may not be successful in attracting, assimilating and retaining such personnel. The failure to attract, assimilate and retain key personnel could have a material adverse effect on our business, financial condition and results of operations.


MANAGEMENT INFORMATION SYSTEMS; PROPRIETARY TECHNOLOGY

     Our management information systems are critical to our operations because the information generated allows us to negotiate price discounts for provider services, monitor network utilization and perform other client services. In addition, these systems are critical to the timely, efficient processing and/or review of provider claims. We rely on a combination of trade secrets and copyright protections to establish and protect our proprietary rights to these information systems. We cannot assure you, however, that the legal protections and the precautions taken by us will be adequate to prevent misappropriation of our technology. In addition, these protections and precautions will not prevent development by independent third parties of competitive technology or products, and some companies have already developed products which, to some extent, perform functions similar to those performed by our information systems.

CONTROL OF MEDICALCONTROL


     Currently, The Answer Partnership, Ltd. owns 2,696,157 shares, or 57.2%, of our Common Stock. As a result, The Answer Partnership, Ltd. in essence elects our entire Board of Directors and has the ability to approve any of the stockholder proposals set forth in this Proxy Statement. J. Ward Hunt, President of MedicalControl, controls The Answer Partnership, Ltd. due to his position as its managing partner. Mr. Hunt has indicated that he intends to cause the shares held by the partnership to be voted "For" each of the proposals set forth in this Proxy Statement.


CONFLICTS OF INTEREST

     We are a party to a loan arrangement with Mr. Hunt, our Chairman of the Board, principal stockholder, President and Chief Executive Officer. From time to time during the term and course of such arrangement, our officers and directors may be faced with potential conflicts of interest between us and Mr. Hunt. Our officers and directors are limited only by their fiduciary duty under Delaware law to conduct themselves in a manner that is fair to our stockholders, the requirements under Delaware law of disclosure to the Board of Directors of transactions that involve interested director(s) and approval by a majority of the disinterested directors, and disclosure of interested transactions to stockholders (for transactions that require stockholder approval) and approval by a majority of the disinterested stockholders (for transactions that require stockholder approval). Our management undertakes to abide by Delaware law and its fiduciary duty of fairness to stockholders if faced with conflicts in this ongoing relationship with Mr. Hunt. We have established no other guidelines or procedures for resolving potential conflicts. Failure by management to resolve conflicts of interest in our favor may have a materially adverse effect on us.

POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN CERTIFICATE OF INCORPORATION AND BYLAW PROVISIONS

     Our Certificate of Incorporation and Bylaws contain provisions that may discourage acquisition bids for MedicalControl. We have substantial authorized but unissued capital stock available for issuance. Our Certificate of Incorporation contains provisions which authorize the Board of Directors, without the consent of stockholders, to issue additional shares of Common Stock and issue shares of Preferred Stock in series, including establishment of the rights, powers and preferences, including voting rights, of holders of the Preferred Stock, and grant authority to the Board to amend our Bylaws. Additionally, our Bylaws empower the Board to increase or decrease the number of directors, subject to certain limitations, and specify that directors will generally hold office until the next annual meeting of stockholders. These provisions may have the effect, either alone or in combination with each other, of (1) limiting the price that certain investors might be willing to pay in the future for the Common Stock, (2) delaying, deferring or otherwise discouraging an acquisition or change in control of MedicalControl deemed undesirable by the Board of Directors or (3) adversely affecting the voting power of stockholders who own Common Stock.

                                SPECIAL MEETING

RECORD DATE


     The record date for the Special Meeting is December 11, 2000. Only holders of record of MedicalControl's Common Stock, $.01 par value per share at the close of business on such Record Date are entitled to notice of, and to vote at, the Special Meeting.


VOTING STOCK


     The only class of stock entitled to be voted at the Special Meeting is Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Special Meeting. At the close of business on the Record Date, 4,711,492 shares of Common Stock were issued and outstanding and entitled to vote at the Special Meeting.


QUORUM

     In order for any business to be conducted at the Special Meeting, the holders of more than 50% of the shares of Common Stock entitled to vote must be represented at the Special Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Special Meeting, the stockholders who are present may adjourn the Special Meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

VOTING BY STREET NAME HOLDERS

     If a stockholder owns shares in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as broker "non-votes").

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Special Meeting is required to approve the proposal to adopt resolutions authorizing:

          (1) MedicalControl's execution, delivery and performance of the Stock Purchase Agreement dated as of October 18, 2000 (the "PPO Stock Purchase Agreement"), between MedicalControl, MedicalControl Holdings, MedicalControl Network Solutions, and Beyond Benefits, pursuant to which MedicalControl Holdings proposes to sell a substantial portion of its assets, consisting of all the outstanding stock of its operating subsidiary MedicalControl Network Solutions;

          (2) MedicalControl Holding's execution, delivery and performance of the Stock Purchase Agreement dated as of November 14, 2000 (the "TPA Stock Purchase Agreement"), between MedicalControl Holdings, Diversified Group Administrators and Diversified Group Insurance Agency, and HealthASPex, pursuant to which MedicalControl Holdings proposes to sell a substantial portion of its assets, consisting of all the outstanding stock of its TPA operating subsidiaries; and


          (3) The amendment of MedicalControl's Certificate of Incorporation to change MedicalControl's name to Avidyn, Inc.


     Any shares voted as abstentions and broker "non-votes" on any matter are counted as present and entitled to vote for the purposes of determining a quorum, but are not deemed to have been voted in favor of such matter. The effect of broker "non-votes" on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for the purpose of calculating the vote with respect to such matter. Accordingly, abstentions and broker "non-votes" are counted as a vote against the proposals to approve the PPO Stock Purchase Agreement and the TPA Stock Purchase Agreement and the amendment of MedicalControl's Certificate of Incorporation.

DEFAULT VOTING

     Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a stockholder properly executes and returns the accompanying proxy, but does not indicate any voting instructions, such stockholder's shares will be voted as follows:

          (i) FOR the adoption of the resolution to approve the PPO Stock Purchase Agreement;

          (ii) FOR the adoption of the resolution to approve the TPA Stock Purchase Agreement;


          (iii) FOR the adoption of the resolution to approve the amendment of MedicalControl's Certificate of Incorporation to change MedicalControl's name to Avidyn, Inc.; and


          (iv) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

     If any other matter or business is brought before the Special Meeting, the proxy holders may vote the proxies in their discretion. The Board of Directors does not currently know of any such other matter or business.

                                   PROPOSAL I

                 SALE OF MEDICALCONTROL NETWORK SOLUTIONS, INC.


     At the Special Meeting, holders of Common Stock will consider and vote upon a proposal to approve the Stock Purchase Agreement between MedicalControl, MedicalControl Holdings, MedicalControl Network Solutions and Beyond Benefits, pursuant to which MedicalControl proposes to cause MedicalControl Holdings to sell (the "PPO Sale") all of the capital stock of MedicalControl Network Solutions, the PPO subsidiary of MedicalControl Holdings. A copy of the PPO Stock Purchase Agreement (without exhibits and schedules), is attached as Appendix A to this Proxy Statement. Subject to certain indemnity obligations and closing balance sheet adjustments, under the terms of the PPO Stock Purchase Agreement, MedicalControl expects to receive $13,500,000 in cash at closing as consideration for the PPO Sale. See "The PPO Stock Purchase Agreement".


     The proposed transaction, together with the TPA sale, constitutes the sale of substantially all of MedicalControl's assets for purposes of Delaware law. Pursuant to the applicable provisions of the Delaware General Corporation Law, MedicalControl is required to obtain the affirmative vote of a majority of the outstanding shares of Common Stock prior to the sale of all or substantially all of its property or assets. The PPO Sale will result in the disposition of a substantial amount of MedicalControl's assets.

     The resolution regarding the PPO Sale that will be considered by the stockholders at the Special Meeting is:

     "RESOLVED, that MedicalControl, Inc., a Delaware corporation, is hereby authorized, empowered and directed to perform or cause MedicalControl Holdings, Inc. to perform the transactions contemplated by that Stock Purchase Agreement dated as of October 18, 2000, between MedicalControl, Inc., MedicalControl Holdings, Inc., MedicalControl Network Solutions, Inc. and Beyond Benefits, Inc., pursuant to which MedicalControl Holdings, Inc. proposes to sell all of the capital stock of MedicalControl Network Solutions, Inc."

THE BOARD OF DIRECTORS HAS APPROVED THE PPO SALE (SUBJECT TO STOCKHOLDER APPROVAL) AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL I.

BACKGROUND OF PPO SALE.

     The PPO sector of the managed healthcare industry in which MedicalControl operates is changing and highly competitive. MedicalControl competes for customers with numerous national, regional and local PPO network providers. Many of these competitors have greater financial, technical and marketing resources than MedicalControl.


     In response to competitive pressures, the PPO industry has been actively consolidating during the last several years. MedicalControl's customers are increasingly seeking to limit the number of PPO networks that they access by aligning themselves with networks that have a strong national presence. As a result, regional PPO networks such as MedicalControl Network Solutions are faced with either acquiring other regional networks, selling their network or risking the loss of business to PPO companies which have a more national scope.



     In the summer of 1999, MedicalControl's senior management was approached by another preferred provider organization, Beyond Benefits, regarding the potential purchase of MedicalControl Network Solutions and ValueCheck. Beyond Benefits is a regional PPO serving primarily the geographic markets of the West and Southwest that intends to develop a national market presence. Beyond Benefits (established in 1999), is a privately held corporation owned by two of its officers, a former officer and three venture capital firms. After months of evaluation and due diligence, senior management concluded that the sale of MedicalControl Network Solutions and ValueCheck would provide significant operating capital for MedicalControl and allow MedicalControl to expand ppoONE.com.



     In November 1999, MedicalControl's President, J. Ward Hunt, contacted Barbara Rodin, Beyond Benefit's president. Dr. Rodin expressed interest in MedicalControl Network Solutions and they discussed pricing methodologies. Mr. Hunt explained that MedicalControl Network Solutions's repricing business must remain with ppoONE.com as a condition of the transaction. Dr. Rodin agreed and expressed an interest in sending other business to ppoONE.com.

     In February 2000, senior management for MedicalControl and Beyond Benefits discussed financial and strategic benefits of the acquisition of MedicalControl Network Solutions and ValueCheck by Beyond Benefits. MedicalControl and Beyond Benefits held several discussions regarding the business environment and future trends and opportunities of MedicalControl Network Solutions and ValueCheck and their potential synergies with Beyond Benefits.


     On March 8, 2000, senior management for MedicalControl and Beyond Benefits gathered in Long Beach, California. During this conference, both parties discussed market share and the management structure of MedicalControl Network Solutions and ValueCheck. Beyond Benefits discussed informally with senior management the fact that despite industry standards Beyond Benefits is accustomed to paying 0.9-1.0x revenue. At the end of the meeting, Beyond Benefits expressed interest in moving forward and stated it would request additional information from MedicalControl before making a formal offer.


     On March 14, 2000, Beyond Benefits sent a letter requesting additional information from MedicalControl. MedicalControl responded to such letter with the requested information on March 22, 2000.

     On April 6, 2000, senior management for MedicalControl and Beyond Benefits held a conference call to answer any additional questions and begin discussions on the details of Beyond Benefit's acquisition proposal. Additionally, the conference call included detailed discussions of fiscal 2000 interim financial statements for the PPO and ValueCheck and evaluation of the PPO's cost per claim.

     On April 10, 2000, senior management for MedicalControl and Beyond Benefits held a conference call in order to discuss the PPO's savings categorized by hospitals and physicians. Furthermore, Beyond Benefits requested updated figures regarding claims volume.


     On April 13, 2000, senior management for MedicalControl and Beyond Benefits discussed fiscal 2000 interim financial statements. Beyond Benefits stated that an acquisition proposal would be presented to MedicalControl soon. Shortly after the foregoing April conferences, MedicalControl provided Beyond Benefits with updated profit and loss statements for the first two (2) months of fiscal 2000 and related savings figures.



     On April 18, 2000, Beyond Benefits presented their initial letter of intent offering MedicalControl a cash purchase price of Nine Million and No/100 Dollars ($9,000,000). Shortly thereafter, MedicalControl expressed its disappointment with Beyond Benefits' purchase price offer. Beyond Benefits stated that they based the offered purchase price on fiscal 1999 figures and figures for the first two (2) months of fiscal 2000. For the period of consideration, Beyond Benefits calculated the earnings before interest, taxes, depreciation and amortization ("EBITDA") of the PPO and ValueCheck to be approximately Two Million and No/100 Dollars ($2,000,000) and made their offer for four and one-half (4.5) times EBITDA. MedicalControl emphasized that fiscal 2000 financial projections are significantly higher than fiscal 1999. MedicalControl and Beyond Benefits agreed to contact each other in the near future.



     On April 21, 2000, MedicalControl contacted Beyond Benefits and noted that Beyond Benefits was purchasing another PPO for the purchase price of approximately five and one-half (5.5) times EBITDA. MedicalControl proposed that Beyond Benefits annualize the first two (2) months of fiscal 2000 in order to calculate a proposed purchase price. Additionally, MedicalControl stated its intent to have ValueCheck removed from the initial acquisition proposal and evaluated separately. Beyond Benefits offered an "earn-out" regarding MedicalControl's counter-proposal. The parties agreed to contact one another on the following Monday, April 24, 2000.


     On April 24, 2000, Beyond Benefits requested additional information from MedicalControl. Beyond Benefits said they would contact MedicalControl in a week.


     On May 3, 2000, Beyond Benefits presented their revised letter of intent offering MedicalControl a cash purchase price of Eleven Million and No/100 Dollars ($11,000,000) plus a One Million and No/100 Dollars ($1,000,000) earn-out.

     On May 8, 2000, senior management and two outside directors of MedicalControl scheduled a May 17, 2000, meeting at the headquarters of Beyond Benefits in Long Beach, California, to determine if an acceptable purchase price could be agreed by both parties. MedicalControl informed Beyond Benefits that the earn-out provision of the revised letter of intent was undesirable.



     On May 17, 2000, senior management and two outside directors of MedicalControl met with senior management of Beyond Benefits and proposed a purchase price of Thirteen Million One Hundred Thousand and No/100 Dollars ($13,100,000) for MedicalControl Network Solutions and a separate purchase price of Five Hundred Fifty Thousand and No/100 Dollars ($550,000) for ValueCheck. The parties agreed upon a purchase price of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000) for MedicalControl Network Solutions and ValueCheck. Furthermore, MedicalControl agreed to continue providing ancillary PPO network services under the current pricing arrangement with Beyond Benefits. MedicalControl and Beyond Benefits agreed to move towards a definitive agreement and bypass any future revised letters of intent.



     During June and July management of MedicalControl and Beyond Benefits attempted to come to a definitive agreement for the proposed sales.


     At the August 9, 2000 meeting of the Board, Mr. John Weymer, president of ValueCheck reported the addition of a large client that would make ValueCheck profitable. There were discussions that the price may not accurately reflect the current companies value given new sales and prospects. The Board also considered a number of business terms of the proposed transaction that remained unresolved. The Board unanimously agreed to cease contract discussions with Beyond Benefits. On August 9, 2000, MedicalControl sent Beyond Benefits a letter terminating discussions. Barbara Rodin, president of Beyond Benefits, for the next few days, called Mr. Hunt and other members of management in an attempt to re-open negotiations and explore a contract with ppoONE.com.


     Certain key members of management expressed concern about MedicalControl Network Solutions and ppoONE.com being owned by the same entity and the negative impact of our PPO being a direct competitor to our present and future ppoONE.com clients. On August 28, 2000, Mr. Hunt and the two outside board members met to discuss re-opening negotiations with Beyond Benefits.



     On August 29, 2000, Mr. Hunt telephoned Ms. Rodin and re-opened negotiations. Over the next few days the parties agreed upon a purchase price of Thirteen Million Five Hundred Thousand and No/100 Dollars ($13,500,000) and to remove ValueCheck from the transaction. Beyond Benefits also agreed to assume the 20,000 square foot office lease in Dallas, Texas. Over the next few days, management of ppoONE.com and Beyond Benefits discussed pricing for the ppoONE.com contract.



     On September 5, 2000, MedicalControl forwarded a revised Stock Purchase Agreement to Beyond Benefits. Over the next two weeks the parties negotiated indemnification provisions and other material terms of the transaction.


     On September 18, 2000, the Board of Directors held a telephonic board meeting to review the draft of the Stock Purchase Agreement. The Board expressed concern about several provisions, including the many termination provisions that allowed Beyond Benefits to terminate the Stock Purchase Agreement after execution but before closing. The Stock Purchase Agreement was revised to reflect the Board's concerns and comments. During the next few weeks the parties negotiated the Stock Purchase Agreement and the Data Center Agreement with ppoONE.com.


     On October 4, 2000, the Board of Directors held a telephonic board meeting and approved the final draft of the Stock Purchase Agreement. During the next two weeks the parties negotiated the disclosure schedules to the Stock Purchase Agreement and the Data Center Agreement with ppoONE.com.



     On October 18, 2000, Beyond Benefits' executed the Stock Purchase Agreement. On October 19, 2000, MedicalControl executed the Stock Purchase Agreement to be effective as of October 18, 2000. During the next week, Beyond Benefits completed its due diligence with MedicalControl's clients. Beyond Benefits right to terminate the Stock Purchase Agreement based on client due diligence terminated on October 26, 2000.

THE PPO STOCK PURCHASE AGREEMENT.


     The following is a brief summary of certain provisions of the PPO Stock Purchase Agreement. This description is qualified in its entirety by reference to the complete text of the PPO Stock Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The terms not otherwise defined in this summary or elsewhere in this Proxy Statement have the meanings set forth in the PPO Stock Purchase Agreement. All stockholders are urged to carefully read the PPO Stock Purchase Agreement in its entirety.



     Purchase Price. Pursuant to the terms of the PPO Stock Purchase Agreement, in consideration of the transfer to Beyond Benefits of MedicalControl Network Solutions, Beyond Benefits has agreed to pay to MedicalControl $13,500,000 in cash at closing. The Purchase Price is subject to an adjustment based on working capital as of the Closing Date.



     The Closing. The Closing of the PPO Sale will take place on or about February 1, 2001 or such other date as may be mutually agreed by MedicalControl and Beyond Benefits, provided that the PPO Sale is approved by the stockholders of MedicalControl at the Special Meeting.



     The MedicalControl Network Solutions Shares. MedicalControl Holdings established MedicalControl Network Solutions as a subsidiary on January 1, 1998, and thereafter MedicalControl transferred its managed care operations to MedicalControl Network Solutions. Beyond Benefits will purchase the outstanding stock of MedicalControl Network Solutions, thereby causing ownership of MedicalControl Network Solutions to be transferred from MedicalControl Holdings to Beyond Benefits. Except as otherwise specifically provided in the PPO Stock Purchase Agreement, all of MedicalControl Network Solutions' rights, assets and liabilities, known and unknown, will remain with MedicalControl Network Solutions, and MedicalControl will retain no assets or liabilities of or any interest in MedicalControl Network Solutions.



     Representations and Warranties. The PPO Stock Purchase Agreement contains various representations and warranties relating to MedicalControl Network Solutions including, among others, representations and warranties related to MedicalControl Network Solutions' corporate organization and similar corporate matters; authorization and enforceability of the sale documents; MedicalControl Network Solutions's capital structure and the ownership of all outstanding shares of MedicalControl Network Solutions's capital stock; corporate power and authority; no violation caused by this transaction of MedicalControl Network Solutions' certificate of incorporation or bylaws and non-violation of laws and binding agreements; consents and approvals; compliance with material contracts laws, licenses and permits pertaining to MedicalControl Network Solutions; the accuracy of certain financial statements provided to Beyond Benefits; no undisclosed liabilities; absence of certain changes since March 31, 2000; absence of legal proceedings; taxes and tax returns; contracts; intellectual property; licenses and permits; environmental matters; properties; labor matters; non-ownership or control of subsidiaries; performance of services; related party transactions; healthcare matters; absence of powers of attorney; solvency; corporate name; employee plans; insurance; major customers; absence of brokers; and the accuracy of information relating to MedicalControl Network Solutions and MedicalControl contained in information delivered to Beyond Benefits. The PPO Stock Purchase Agreement contains various representations and warranties of Beyond Benefits including, among others, representations and warranties related to corporate organization and similar corporate matters; authorization and enforceability; noncontravention by the transactions contemplated in the PPO Sale of Beyond Benefits, Beyond Benefits' certificate of incorporation or bylaws, and non-violation of laws and binding agreements; acquisition for investment; absence of brokers; and consents and approvals.


     Indemnification. MedicalControl has agreed to indemnify, defend and hold harmless Beyond Benefits and its officers, directors, agents and affiliates from and against any and all losses, damages, liabilities, costs and expenses (collectively, "Losses") arising out of or due to, directly or indirectly, (1) any inaccuracy in or breach of any of the representations, warranties, covenants, agreements or undertakings of MedicalControl, MedicalControl Network Solutions contained in the PPO Stock Purchase Agreement or the attached disclosure schedule or (2) any indebtedness of MedicalControl Network Solutions relating to the loan from BankOne. Notwithstanding the foregoing, the parties have agreed that MedicalControl shall not indemnify Beyond Benefits for any Losses (other than Losses occurring as a result of a breach of warranty relating to

(1) capitalization of MedicalControl Network Solutions, (2) MedicalControl's ownership of MedicalControl Network Solutions's stock, (3) taxes or (4) brokers or finders fees) unless and until Beyond Benefits and its affiliates shall have suffered Losses aggregating in excess of $300,000, whereupon Beyond Benefits and its affiliates shall be entitled to indemnification for the full amount of such Losses in excess of the first $300,000; provided, however, that no party shall be entitled to recover from the other more than $8,500,000, except in the case of fraud or intentional misconduct. Furthermore, no party is intended to recover for Losses if the party seeking indemnification had knowledge of the facts and circumstances from which the Losses arise prior to the Closing. MedicalControl's obligation to indemnify for Losses resulting from breaches of certain representations or warranties in the PPO Stock Purchase Agreement will remain in full force and effect for a period of eighteen (18) months from the Closing Date; provided however, that representations and warranties regarding the corporate status of MedicalControl Network Solutions, the capitalization of MedicalControl Network Solutions and MedicalControl's ownership of MedicalControl Network Solutions' stock will remain in full force and effect. MedicalControl's obligation to indemnify for Losses resulting from breaches of certain other representations or warranties survive for the applicable statute of limitations period. All representations and warranties will survive beyond the applicable period with respect to any inaccuracy therein or breach thereof if notice shall have been given within the applicable time period. Beyond Benefits has agreed to indemnify MedicalControl for inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Beyond Benefits contained in the PPO Stock Purchase Agreement, subject to the same limitations upon MedicalControl's obligation to indemnify Beyond Benefits described above.



     Expenses and Transfer Taxes. Each party has agreed to bear its own fees and expenses in connection with the PPO Sale, and MedicalControl will bear the cost of MedicalControl Network Solutions' fees and expenses related to the PPO Sale. We are responsible for the payment of any transfer taxes related to the PPO Sale.



     Conditions of the PPO Sale. The obligations of MedicalControl to effect the PPO Sale are subject to the following conditions: (1) the stockholders of MedicalControl shall have approved the PPO Sale at the Special Meeting, (2) the representations and warranties of Beyond Benefits contained in the PPO Stock Purchase Agreement shall be true and correct on and as of the Closing Date,
(3) Beyond Benefits shall have performed in all material respects all of the obligations required to be performed by it prior to Closing Date, (4) all required authorizations, approvals or consents shall have been obtained, (5) no suit, action or other proceeding by any arbitrator or government authority shall have been instituted which questions the validity or legality of the PPO Sale,
(6) MedicalControl shall have received an officers certificate from Beyond Benefits regarding the accuracy of Beyond Benefits' representations and the performance of required Beyond Benefits obligations, (7) MedicalControl shall have received from counsel to Beyond Benefits an opinion with respect to matters typical in such transactions, (8) MedicalControl Network Solutions shall have entered into an amendment to the Dallas lease, which shall be in full force and effect, and (9) Beyond Benefits and ppoONE.com shall have entered into the Data Center Agreement.



     The obligations of Beyond Benefits to effect the PPO Sale are subject to the following conditions: (1) the representations and warranties of MedicalControl contained in the PPO Stock Purchase Agreement shall be true and correct on and as of the Closing Date, (2) MedicalControl shall have performed in all material respects all agreements to be performed by it prior to Closing,
(3) Beyond Benefits shall have received an officers certificate from MedicalControl regarding the accuracy of MedicalControl's representations and the performance of required MedicalControl obligations, (4) Beyond Benefits shall have received resignations from all of MedicalControl Network Solutions's directors and officers requested by Beyond Benefits effective as of the Closing Date, (5) there shall have been no material adverse effect with respect to MedicalControl Network Solutions's business, condition (financial or otherwise), assets, liabilities, operations or financial performance since March 31, 2000,
(6) Beyond Benefits shall have received from counsel to MedicalControl an opinion with respect to matters typical in such transactions, (7) all lien filings relating to the BankOne debt shall be released, (8) MedicalControl Network Solutions shall have entered into an amendment to the Dallas lease, which shall be in full force and effect and MedicalControl shall have obtained any consents required to transfer the lease to MedicalControl Network Solutions,
(9) no suit, action or other proceeding by any arbitrator or governmental authority shall have been instituted which questions the validity or legality of the PPO Sale, (10) Beyond Benefits and ppoONE.com shall have entered into the Data Center Agreement,

(11) no action or proceeding shall have been commenced or threatened which attempts to challenge or seek damages relating to the PPO Sale or which otherwise is reasonably likely to interfere with the sale or have a material adverse effect on the PPO business, and (12) MedicalControl shall have paid in full all long term indebtedness and retained liabilities of MedicalControl Network Solutions as of the Closing Date.


     Beyond Benefits has advised MedicalControl that it has secured the required debt financing.


     Covenants. Pursuant to the PPO Stock Purchase Agreement, MedicalControl has agreed to conduct the business of MedicalControl Network Solutions prior to the Closing, in the ordinary course, consistent with past practice. In addition, MedicalControl and Beyond Benefits have agreed (1) to use all reasonable efforts to take, or cause to be taken, all actions necessary in order to consummate and make effective the PPO Sale, (2) that for a period of one year after the date of the PPO Stock Purchase Agreement, no public release or announcement concerning the PPO Sale will be issued by either party without the prior written consent of the other party, except as such release or announcement may be required by applicable law or any government authority, (3) to cooperate and provide information necessary to the preparation of tax returns and the handling of tax matters, and (4) that MedicalControl shall cease using any and all trade names, trademarks, logos and trade dress belonging to MedicalControl or its affiliates in its literature, inventory, products, labels, packaging, supplies or other materials relating to "MedicalControl" as soon as available supplies thereof are exhausted and in any event within 120-days after the Closing Date.



     No Competition. Pursuant to the PPO Stock Purchase Agreement, MedicalControl has agreed for three years following the Closing not to own, operate or manage, either directly or through a subsidiary any business in which MedicalControl Network Solutions is engaged as of the Closing Date; provided, however, that MedicalControl's ownership and operation of its remaining operating subsidiaries, ppoONE.com, ValueCheck and Diversified Group Administrators was excluded from the scope of the non-competition provision.



     No Solicitation. Pursuant to the PPO Stock Purchase Agreement, MedicalControl has agreed for two years following the Closing not to (1) induce or attempt to induce any employee to leave the employ of Beyond Benefits or any other entity controlled by, controlling or under common control with Beyond Benefits, (2) in any way interfere with the relationship between Beyond Benefits and any of its employees, (3) employ or otherwise engage as an employee, independent contractor or otherwise, any employee of Beyond Benefits, or (4) induce or attempt to induce any customer, supplier, licensee or business relation of Beyond Benefits to cease doing business with it, or in any way interfere with the relationship between any customer, supplier, licensee, or other relation of Beyond Benefits.



     Termination. The PPO Stock Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the Closing Date (1) by written consent of MedicalControl and Beyond Benefits, (2) by Beyond Benefits or MedicalControl, if the conditions to Closing are not fulfilled on or before April 16, 2001, (3) by either party if there has been an uncured material breach (after expiration of applicable cure periods) of a representation or warranty by the other party or there has been any failure by such other party to perform in all material respects the obligations to be performed by it, (4) by MedicalControl or Beyond Benefits if the stockholders do not approve the PPO Sale, (5) by Beyond Benefits or MedicalControl if the Board of Directors determines that an alternative proposal exists for the sale by MedicalControl of MedicalControl Network Solutions, which the Board has a fiduciary duty to pursue instead of the PPO Sale, (6) by either MedicalControl or Beyond Benefits if any governmental authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining, or otherwise prohibiting the consummation of the contemplated transactions and such order, decree, ruling or other action has become final or non-appealable or (7) by Beyond Benefits if there are changes to the disclosure schedule that would constitute a material adverse effect on MedicalControl Network Solutions.



     Consequences of Termination. If the PPO Stock Purchase Agreement is terminated by MedicalControl or Beyond Benefits because of MedicalControl's inability to obtain the required stockholder consent or because of MedicalControl accepting an alternative proposal for MedicalControl Network Solutions, MedicalControl and MedicalControl Network Solutions, jointly and severally, will pay Beyond Benefits a cancellation fee of $300,000 in cash, plus the payment of up to $50,000 of the costs incurred by Beyond Benefits in connection with the transaction.

                                  PROPOSAL II

 SALE OF DIVERSIFIED GROUP ADMINISTRATORS, INC. AND DIVERSIFIED GROUP INSURANCE
                               AGENCY OF PA, INC.


     At the Special Meeting, stockholders of MedicalControl will also consider and vote upon a proposal to approve the Stock Purchase Agreement between MedicalControl Holdings, Diversified Group Administrators and Diversified Group Insurance Agency and HealthASPex, pursuant to which MedicalControl proposes to cause MedicalControl Holdings to sell (the "TPA Sale") all of the capital stock of Diversified Group Administrators and Diversified Group Insurance Agency, the TPA subsidiaries of MedicalControl Holdings. A copy of the TPA Stock Purchase Agreement, as amended (without exhibits and schedules), is attached as Appendix B to this Proxy Statement. Subject to certain indemnity obligations and closing balance sheet adjustments, under the terms of the TPA Stock Purchase Agreement, MedicalControl expects to receive $2,350,000 in cash at closing as consideration for the TPA Sale. See "The TPA Stock Purchase Agreement."


     The proposed transaction, together with the PPO Sale, constitutes the sale of substantially all of MedicalControl's assets for purposes of Delaware law. Pursuant to the applicable provisions of the Delaware General Corporation Law, MedicalControl is required to obtain the affirmative vote of a majority of the outstanding shares of Common Stock prior to the sale of all or substantially all of its property or assets. The TPA Sale will result in the disposition of a substantial amount of MedicalControl's assets.

     The resolution regarding the TPA Sale that will be considered by the stockholders at the Special Meeting is:

     "RESOLVED, that MedicalControl, Inc., a Delaware corporation, is hereby authorized, empowered and directed to perform or cause Holdings to perform the transactions contemplated by that Stock Purchase Agreement dated as of November 14, 2000, between MedicalControl Holdings, Inc., Diversified Group Administrators, Inc., Diversified Group Insurance Agency of PA, Inc., and HealthASPex, Inc., pursuant to which MedicalControl Holdings, Inc. proposes to sell all of the capital stock of Diversified Group Administrators, Inc. and Diversified Group Insurance Agency of PA, Inc."

THE BOARD OF DIRECTORS HAS APPROVED THE TPA SALE (SUBJECT TO STOCKHOLDER APPROVAL) AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL II.

BACKGROUND OF TPA SALE.


     The TPA sector of the managed healthcare industry in which MedicalControl operates is highly competitive and margins have been decreasing. The re-insurance market has tightened and many companies can no longer find affordable re-insurance forcing such clients to opt for fully insured plans. Many of Diversified Group Administrators' competitors have greater financial, technical and marketing resources than MedicalControl.



     During the spring of 2000, the Board of Directors offered to entertain an offer to sell Diversified Group Administrators to Dan Riston, president of Diversified Group Administrators. The Board agreed that Mr. Riston would give it a higher valuation because he would not deem recent non-recurring expenses as recurring expenses. Mr. Riston stated that his offer to purchase Diversified Group Administrators would be a small down payment and a payout based on earnings. The Board believed that an all cash deal was in the best interest of stockholders.



     At the August 9, 2000, meeting of the Board of Directors, the Board agreed to hire a broker to explore the possibility of selling Diversified Group Administrators and Diversified Group Insurance Agency. The Board spoke with Mr. Charles Jackson of Jackson Advisors, Inc. and discussed, among other things, the value of the TPA, his fees and his prospects.


     On August 9, 2000, Jackson Advisors Inc., forwarded to MedicalControl a letter agreement providing that Jackson Advisors would be the exclusive broker. The parties agreed that it would only be exclusive for certain prospects. After negotiating the exclusive prospect list, MedicalControl executed the letter agreement on August 18, 2000.


     On August 18, 2000, Peter Barnett, president of HealthASPex and prospect of Jackson Advisors met with J. Ward Hunt, MedicalControl's President, Bob Buddendorf, MedicalControl's Chief Financial Officer, and Stephanie McVay, MedicalControl's General Counsel, at MedicalControl's offices and expressed an interest in buying the TPA subsidiaries. Mr. Barnett executed a confidentiality agreement in favor of MedicalControl. Mr. Buddendorf provided certain financial information to Mr. Barnett and forwarded other information to Mr. Barnett a few days later.



     On September 1, 2000, Jackson Advisors forwarded two draft letters of intent to MedicalControl from HealthASPex. The first letter of intent was an all cash offer for Two Million Three Hundred Sixty Thousand and No/100 Dollars ($2,360,000). The second letter was an offer for Three Million Seven Hundred Fifty Thousand and No/100 Dollars ($3,750,000), with One Million One Hundred Twenty Five Thousand and No/100 Dollars ($1,125,000) paid at closing and payments of One Hundred Sixty three Thousand Five Hundred Ninety Four and No/100 Dollars ($163,594) on each of the 20 quarters following closing. Given the length of the payout and the fact that HealthASPex would not grant any security interest in any of its assets or the assets to be purchased, management concluded that the all cash transaction was in the best interest of the stockholders. For the next ten days MedicalControl and HealthASPex negotiated the terms of the letter of intent.



     On September 13, 2000, HealthASPex forwarded to MedicalControl a letter of intent offering to purchase Diversified Group Administrators for Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) in cash. MedicalControl executed the letter of intent on September 14, 2000.


     On September 22, 2000, MedicalControl received the first draft of the Stock Purchase Agreement.


     On October 4, 2000, the Board of Directors met, discussed the status of the sale and approved the terms of the transaction substantially in the form provided to the Board of Directors.



     On October 13, 2000, the Board of Directors met, discussed the transaction, reviewed the revised Stock Purchase Agreement and approved the sale of the TPA business and the provisions of the Stock Purchase Agreement substantially in the form reviewed by the Board of Directors.



     On November 8, 2000, the Board of Directors held a regular meeting and the management of MedicalControl updated the Board on the status of the negotiations.


     On November 14, 2000, MedicalControl, Diversified Group Administrators and Diversified Group Insurance Agency and HealthASPex executed the Stock Purchase Agreement.

THE TPA STOCK PURCHASE AGREEMENT.


     The following is a brief summary of certain provisions of the TPA Stock Purchase Agreement. This description is qualified in its entirety by reference to the complete text of the TPA Stock Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The terms not otherwise defined in this summary or elsewhere in this Proxy Statement have the meaning set forth in the TPA Stock Purchase Agreement. All stockholders are urged to carefully read the TPA Stock Purchase Agreement in its entirety.



     Purchase Price. Pursuant to the terms of the TPA Stock Purchase Agreement, in consideration of the transfer to HealthASPex of MedicalControl's TPA subsidiaries, HealthASPex has agreed to pay to MedicalControl $2,350,000 in cash at closing. An additional $150,000 of the purchase price will be placed in an escrow account, as described below. The $2,500,000 aggregate purchase price is subject to adjustment after closing for any change in the consolidated net worth of the TPA subsidiaries, based upon a closing balance sheet to be prepared and agreed upon by MedicalControl Holdings and HealthASPex and their outside accountants. Any dispute regarding the closing balance sheet may be resolved by an independent accounting firm.

     Escrow. The parties will place $150,000 of the purchase price in escrow upon the closing of the sale of the TPA business. Any amount remaining in escrow and not subject to any existing claims on the 18 month anniversary of the closing date will be distributed to MedicalControl Holdings. The escrow fund will be available as partial security for MedicalControl Holdings' indemnification obligations under the TPA Stock Purchase Agreement.


     The Closing. The Closing of the TPA Sale will take place on or about January 22, 2001, or such other date as may be mutually agreed by MedicalControl and HealthASPex, provided that the TPA Sale is approved by the stockholders of MedicalControl at the Special Meeting.



     The TPA Subsidiaries. MedicalControl acquired the Diversified Group subsidiaries in 1993 from two individual shareholders of those companies. MedicalControl transferred the subsidiaries to MedicalControl Holdings as of January 1, 1998. HealthASPex will purchase the outstanding stock of Diversified Group Administrators and Diversified Group Insurance Agency, thereby causing ownership of the TPA subsidiaries to be transferred from MedicalControl Holdings to HealthASPex. Except as otherwise specifically provided in the TPA Stock Purchase Agreement, all of the TPA subsidiaries' rights, assets and liabilities, known and unknown, will remain with the TPA subsidiaries, and the Company will retain no assets or liabilities of the TPA Subsidiaries.


     Representations and Warranties. The TPA Stock Purchase Agreement contains various representations and warranties of MedicalControl Holdings relating to its TPA subsidiaries including, among others, representations and warranties related to the subsidiaries' corporate organization and similar corporate matters; authorization and enforceability of the sale documents; the subsidiaries' capital structure and MedicalControl Holdings' ownership of all outstanding shares of the subsidiaries' capital stock; non-contravention of transactions contemplated by the TPA Sale, the subsidiaries' articles of incorporation or bylaws, and non-violation of laws and binding agreements; consents and approvals; compliance with laws, licenses and permits pertaining to the subsidiaries; the accuracy of certain financial statements provided to HealthASPex; absence of certain changes since July 31, 2000; absence of legal proceedings; taxes and tax returns; contracts; patents, trademarks and trade names; licenses and permits; environmental matters; properties; labor matters; non-ownership or control of subsidiaries; performance of services; related party transactions; knowledge of listed individuals; healthcare matters; absence of powers of attorney; solvency; employee plans; insurance; major customers; absence of brokers; and the accuracy of information relating to the subsidiaries and MedicalControl Holdings contained in information delivered to HealthASPex. The TPA Stock Purchase Agreement contains various representations and warranties of HealthASPex including, among others, representations and warranties related to corporate organization and similar corporate matters; authorization and enforceability; noncontravention of transactions contemplated by the TPA Sale, HealthASPex' certificate of incorporation or bylaws, and non-violation of laws and binding agreements; acquisition for investment; absence of brokers; and consents and approvals required to approve the transaction.

     Indemnification. MedicalControl Holdings has agreed to indemnify, defend and hold harmless HealthASPex and its officers, directors, agents and affiliates from and against any and all Losses arising out of or due to, directly or indirectly,


          (1) any inaccuracy in or breach of any of the representations, warranties, covenants, agreements or undertakings of MedicalControl Holdings in the TPA Stock Purchase Agreement or the attached disclosure schedule,



          (2) any litigation matters or other claims related to Diversified Group Administrator's former Dallas, Texas operations, and



          (3) any indebtedness of MedicalControl relating to a former loan from BankOne.



Notwithstanding the foregoing, the parties have agreed that MedicalControl Holdings shall not indemnify HealthASPex for any Losses (other than Losses occurring as a result of a breach of warranty relating to (1) capitalization of the TPA subsidiaries, (2) MedicalControl's ownership of stock, (3) taxes or (4) brokers or finders fees) unless and until HealthASPex and its affiliates shall have suffered Losses aggregating in excess of approximately $300,000; provided, however, that no party shall be entitled to recover from the other more than $1,250,000 (or $2,500,000 for environmental, tax or litigation matters), except in the case of fraud. MedicalControl Holdings' obligation to indemnify for Losses resulting from breaches of certain representations or warranties in the TPA Stock Purchase Agreement will remain in full force and effect for a period of eighteen months from the Closing Date; provided however, that representations and warranties regarding the corporate status of the TPA subsidiaries, the capitalization of the TPA subsidiaries and MedicalControl Holdings' ownership of the TPA subsidiaries' stock will remain in full force and effect for a period of five (5) years from the Closing Date. MedicalControl Holdings' obligation to indemnify for Losses resulting from breaches of certain other representations or warranties survive for the applicable statute of limitations period. All representations and warranties will survive beyond the applicable period with respect to any inaccuracy therein or breach thereof if notice shall have been given within the applicable time period. HealthASPex has agreed to indemnify MedicalControl Holdings for inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of HealthASPex contained in the TPA Stock Purchase Agreement, subject to the same limitations upon MedicalControl Holdings' obligation to indemnify HealthASPex described above.


     Expenses and Transfer Taxes. Each party has agreed to bear its own fees and expenses in connection with the TPA Sale, and MedicalControl will bear the cost of the TPA subsidiaries's fees and expenses related to the TPA Sale.


     Conditions of the TPA Sale. The obligations of MedicalControl Holdings to effect the TPA Sale are subject to the following conditions: (1) the stockholders of MedicalControl shall have approved the TPA Sale at the Special Meeting, (2) the representations and warranties of HealthASPex contained in the TPA Stock Purchase Agreement shall be true and correct on and as of the Closing Date and HealthASPex shall have performed in all material respects all agreements to be performed by it prior to the Closing Date, (3) all of HealthASPex's required authorizations, approvals or consents shall have been obtained, (4) no suit, action or other proceeding by any government authority shall have been instituted which would prevent consummation of the sale or cause it to be rescinded following Closing, and (5) MedicalControl Holdings shall have received an officers certificate from HealthASPex regarding the accuracy of HealthASPex's representations and the performance of its required obligations.



     The obligations of HealthASPex to effect the TPA Sale are subject to the following conditions: (1) the representations and warranties of MedicalControl Holdings contained in the TPA Stock Purchase Agreement shall be true and correct in all material respects on and as of the Closing Date and MedicalControl Holdings shall have performed in all material respects all agreements to be performed by it prior to the Closing Date, (2) HealthASPex shall have received an officers certificate from MedicalControl Holdings regarding the accuracy of MedicalControl Holdings' representations and the performance of its required obligations, (3) HealthASPex shall have received resignations from all of the TPA subsidiaries' directors and officers requested by HealthASPex effective as of the Closing Date, (4) there shall have been no material adverse effect with respect to the TPA subsidiaries' business, condition (financial or otherwise), assets, liabilities, operations or financial performance, (5) HealthASPex shall have received from counsel to MedicalControl an opinion with respect to matters typical in such transactions, (6) the TPA's obligation relating to any of MedicalControl's bank indebtedness shall have been released and there shall be no tax liens on any assets of the TPA subsidiaries, (7) no suit, action or other proceeding by any governmental authority shall have been instituted which would prevent consummation of the sale or cause it to be rescinded following closing or adversely affecting HealthASPex's right to own, operate and control the TPA business, and (8) no court shall have directed that the TPA Sale not be consummated or otherwise impose any additional conditions on the consummation thereof.



     Covenants Pending Closing. Pursuant to the TPA Stock Purchase Agreement, MedicalControl Holdings has agreed to conduct the business of the TPA subsidiaries prior to the Closing, in the ordinary course, consistent with past practice and to use commercially reasonable efforts to maintain the business organization, customer and supplier relationships and employees of the business. MedicalControl Holdings also agreed to take all necessary action to obtain stockholder approval of the TPA Sale, to maintain the confidentiality of any confidential information of the TPA business that is transferred to HealthASPex at all times after the closing, and to obtain any required consent of landlords of the TPA subsidiaries. In addition, MedicalControl Holdings and HealthASPex have agreed to use all reasonable efforts to obtain consent of our stockholders to the TPA Sale, and to cooperate and provide information necessary to the preparation of tax returns and the handling of tax matters and litigation matters affecting the TPA business.



     No Competition. Pursuant to the TPA Stock Purchase Agreement, MedicalControl has agreed that for three years following the Closing it will not:



          (1) own, operate or manage, either directly or through a subsidiary any business in which the TPA subsidiaries is engaged as of the Closing Date,



          (2) service or solicit the business of the TPA subsidiaries, or



          (3) request or advise any customer of the TPA subsidiaries to withdraw, curtail or cancel such customer's business with the TPA subsidiaries.



The foregoing restrictions will not apply to MedicalControl's ownership and operation of its remaining operating subsidiaries, ppoONE and ValueCheck.



     No Solicitation. Pursuant to the TPA Stock Purchase Agreement, MedicalControl has agreed for two years following the Closing not to solicit for employment or consulting services any person employed or engaged by the Operating Companies at any time within the two year period immediately prior to the solicitation.



     Termination. The TPA Stock Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the Closing Date (1) by written consent of MedicalControl and HealthASPex, (2) by MedicalControl or HealthASPex if the conditions to Closing of the other party are not fulfilled on or before the thirtieth day following approval of this Proxy Statement by the SEC, (3) by either party if there has been an uncured material breach of a representation or warranty by the other party (subject to applicable cure periods) or there has been any failure by such other party to perform in all material respects the obligations to be performed by it, or (4) by MedicalControl if the Board of Directors determines that an alternative proposal exists for the sale by MedicalControl of the TPA subsidiaries' shares, which the Board has a fiduciary duty to pursue instead of the TPA Sale.



     Consequences of Termination. If the TPA Stock Purchase Agreement is terminated by MedicalControl or HealthASPex because of MedicalControl's inability to obtain the required stockholder consent or because of an alternative proposal from a third party for the TPA subsidiaries, MedicalControl and the TPA subsidiaries, jointly and severally, will pay HealthASPex a cancellation fee of $100,000 in cash, plus the payment of up to $50,000 of the costs incurred by HealthASPex in connection with the transaction.

              THE SALE OF MEDICALCONTROL'S PPO AND TPA BUSINESSES

GENERAL


     PPO Sale. The PPO Stock Purchase Agreement provides for the sale of all of the outstanding capital stock of MedicalControl Network Solutions. Subject to certain indemnification obligations of MedicalControl and MedicalControl Holdings that will survive the sale, MedicalControl expects to receive $13,500,000 in cash at closing as consideration for the sale of the MedicalControl Network Solutions Shares.



     TPA Sale. The TPA Stock Purchase Agreement provides for the sale of all of the outstanding capital stock of Diversified Group Administrators and Diversified Group Insurance Agency. Subject to certain indemnification obligations of MedicalControl that will survive the sale, MedicalControl Holdings expects to receive $2,350,000 in cash at closing, with an additional $150,000 to be placed in escrow in accordance with the TPA Stock Purchase Agreement.


MEDICALCONTROL'S OPERATIONS

     MedicalControl is a holding company comprised of related operating companies serving the managed care industry and providing health benefit plan administration services. MedicalControl's four major indirect operating subsidiaries are ppoONE.com, providing Internet e-health solutions for PPOs, MedicalControl Network Solutions, providing managed care services primarily through its preferred provider networks, ValueCheck, providing utilization review and case management, and Diversified Group Administrators, providing TPA services. Each subsidiary is accounted for as a separate segment of MedicalControl. Each of the major operating subsidiaries are owned directly by MedicalControl Holdings, which is the sole direct subsidiary of MedicalControl.

     Historical Business. MedicalControl is a holding company comprised of related operating companies serving the managed care industry and providing health benefit plan administration services. MedicalControl's four primary subsidiary groups are ppoONE.com, providing Internet e-health solutions for PPOs, MedicalControl Network Solutions, providing managed care services primarily through its preferred provider networks, ValueCheck, providing utilization review and case management, and the Diversified Group subsidiaries, providing TPA services. Each subsidiary is accounted for as a separate segment of MedicalControl.

     ppoONE.com, using its proprietary application software, database structures and reports, is an Internet based ASP delivering enterprise software solutions for PPOs and other healthcare provider network organizations. ppoONE.com enables such entities and their clients to manage provider data, contract data and client data, reprice healthcare claims to reflect negotiated rates and to produce data analyses. During the first quarter of 1998, ppoONE.com began formally marketing its services.

     ValueCheck, a utilization review and case management company, began doing business January 1, 1999. Utilization review and case management represents a complementary product for both MedicalControl Network Solutions's PPO and Diversified Group Administrators' TPA businesses and has potential value for many of the same target clients and market segments. Diversified Group Administrators and MedicalControl Network Solutions began marketing ValueCheck services in the fall of 1998 to their clients. As of September 30, 2000, ValueCheck was providing service to over 1,000 employer clients representing 600,000 covered lives.

     MedicalControl Network Solutions, acting as a PPO, contracts with hospitals, physicians and ancillary providers providing access to comprehensive healthcare services on behalf of its clients and their employees or members at negotiated, discounted rates. MedicalControl Network Solutions reprices resulting network provider claims to reflect negotiated terms as well as provides healthcare data analyses, reporting and related healthcare cost containment programs.

     Diversified Group Administrators provides a comprehensive range of administration services to self-funded benefit plans, insurance companies, provider-based organizations and other benefit management organizations. Diversified Group Administrators provides complete benefit plan review, design and administra-tive services in the administration of comprehensive employee benefit programs and risk management activities. Diversified Group Administrators currently administers over 250 self-funded benefit plans with clients ranging from 50 to 4,000 employees. Current total covered lives exceed 90,000 members located in 49 states. In 1998, Diversified Group Administrators entered the Taft-Hartley and student accident markets.


     MedicalControl was incorporated in October 1989 as a Delaware corporation. Effective January 1, 1998, MedicalControl established MedicalControl Network Solutions and ppoONE.com as subsidiaries and transferred its managed care operations to MedicalControl Network Solutions and its repricing and administrative services operations to ppoONE.com. MedicalControl's executive offices are located at 8625 King George Drive, Suite 300, Dallas, Texas 75235, telephone (214) 630-6368.


     Operations After the Closing. After the closing of the sales, MedicalControl will focus its operations on the development of ppoOne.com. As part of its strategy to move from direct provision of managed healthcare services to the provision of support services for managed healthcare clients, MedicalControl will attempt to integrate the service offerings of ValueCheck and ppoOne.com, with ValueCheck being an "add-on" service provider for our Internet clients. In addition, we intend to pursue acquisitions of any related companies that will complement our existing offerings and allow us to become a full service provider to such healthcare companies. Rather than continuing to invest in our traditional managed healthcare business, our focus will be on ancillary services that reflect more growth potential and return on investment. We believe that eliminating our TPA and PPO business, which directly compete with certain of our healthcare clients, will increase the attractiveness of our service offerings.


USE OF PROCEEDS; PLANS FOR FUTURE OPERATIONS AFTER THE SALES



     The cash proceeds to MedicalControl from the sale of the capital stock of MedicalControl Network Solutions, are expected to be $13,500,000, less estimated transaction expenses of approximately $650,000 (including $400,000 representing payments under change of control provisions of employment agreements), subject to the payment of any indemnity obligations and post closing adjustments. See "The PPO Stock Purchase Agreement -- Purchase Price." The cash proceeds to MedicalControl from the sale of the capital stock of Diversified Group Administrators and Diversified Group Insurance Agency are expected to be $2,350,000, less estimated transaction expenses of approximately $200,000, subject to the payment of any indemnity obligations and the effect of any post closing balance sheet adjustments. An additional $150,000 will be placed in escrow to secure MedicalControl Holdings' indemnification obligations. See "The TPA Stock Purchase Agreement -- Purchase Price." A portion of the estimated net proceeds from the PPO Sale and the TPA Sale will be used by MedicalControl to repay any outstanding indebtedness under its $750,000 line of credit with Bank of Texas, N.A. The remaining net proceeds will initially be used to expand the business of ppoONE.com.



     Following the consummation of the PPO Sale and the TPA Sale, the stockholders of MedicalControl will retain their equity interest in MedicalControl. Neither the PPO Sale nor the TPA Sale will result in any changes in the rights of MedicalControl's stockholders. MedicalControl does not currently expect to distribute any of the net proceeds of the proposed sales to its stockholders, but instead intends to use the proceeds in the conduct of its business. This strategy involves material risks and uncertainties to our stockholders. See "Risk Factors".


REGULATORY APPROVALS

     Consummation of the PPO Stock Purchase Agreement and the TPA Stock Purchase Agreement does not require any regulatory approvals other than the federal filings required under applicable U.S. securities laws in connection with this proxy statement.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The PPO Sale and TPA Sale will not have any federal income tax consequences to MedicalControl's stockholders because MedicalControl does not currently intend to distribute any of the sale proceeds to its stockholders. Upon consummation of the PPO Sale and TPA Sale, MedicalControl may recognize taxable income based upon the excess of the purchase price it ultimately receives for the MedicalControl Network Solutions Stock, Diversified Group Administrators stock and Diversified Group Insurance Agency stock over MedicalControl Holding's tax basis in such stock.

ACCOUNTING TREATMENT OF SALES

     Each of the transactions will be recorded as a sale of the stock of MedicalControl Network Solutions, Diversified Group Administrators and Diversified Group Insurance Agency which is equivalent to the sale of the net assets of MedicalControl Network Solutions, Diversified Group Administrators and Diversified Group Insurance Agency as adjusted.

EXPENSES AND OTHER FEES

     Each party will bear its own expenses in respect of the PPO Sale, on the one hand, and the TPA Sale, on the other, whether or not they are consummated.

ADDITIONAL INTEREST OF CERTAIN OFFICERS IN PPO AND TPA SALES


     The closing of the PPO Sale and the TPA Sale will constitute a change of control as defined under MedicalControl's 1993 Stock Compensation Plan. As a result of the change of control, the vesting of all options under MedicalControl's 1993 Stock Compensation Plan accelerated. Of the 591,900 options outstanding, 390,000 options accelerated as a result of the PPO Sale and TPA Sale. The following options of officers of MedicalControl have accelerated as a result of the execution of the PPO Stock Purchase Agreement and the TPA Stock Purchase Agreement.


                                                        NUMBER OF OPTIONS THAT      TOTAL NUMBER OF OPTIONS
                                                      WILL ACCELERATE AS A RESULT    UNDER THE 1993 STOCK
NAME OF OFFICER                                              OF THE SALES              COMPENSATION PLAN
---------------                                       ---------------------------   -----------------------
Bob E. Buddendorf...................................            80,000                      100,000
Patrick W. Kennedy..................................            88,000                      130,000
Stephanie L. McVay..................................            29,000                       45,000

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following Unaudited Pro Forma Condensed Financial Statements give effect to (1) the PPO Sale, (2) the TPA Sale, and (3) both sale transactions. The Pro Forma Condensed Statements of Operations for the year ended December 31, 1999, and the nine months ended September 30, 2000 give effect to the sales as if the transactions occurred on January 1, 1999. The Pro Forma Condensed Balance Sheet as of September 30, 2000 gives effect to the sales as if they had occurred on September 30, 2000. For pro forma purposes, we have assumed that the net cash proceeds of the PPO Sale will be $12,850,000, net of transaction costs of $650,000 (including $400,000 representing payments under change of control provisions of employment agreements), and the net cash proceeds of the TPA Sale will be $2,150,000, net of transaction costs of $200,000.


     The pro forma adjustments are based on currently available information and upon certain assumptions that we believe are reasonable. There can be no assurance that the actual adjustments will not differ significantly from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Financial Statements.

     The Unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of the financial position or the future results of operations or results that might have been achieved if the sales had been consummated as of the indicated dates. The Unaudited Pro Forma Condensed Financial Statements should be read in connection with our historical consolidated financial statements and the related notes. See "Where You Can Find Additional Information."

                              MEDICALCONTROL, INC.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2000

                                SALE OF PPO ONLY


                                             MEDICALCONTROL, INC.     PRO FORMA ADJUSTMENTS
                                                 CONSOLIDATED       --------------------------
                                                  HISTORICAL        PPO SALE(1)   PPO PROCEEDS      PRO FORMA
                                             --------------------   -----------   ------------     -----------
                                                    ASSETS

CURRENT ASSETS
  Cash and cash equivalents................      $ 1,075,417        $             $12,850,000(2)   $13,382,403
                                                                                       12,244(3)
                                                                                     (555,258)(4)
  Restricted cash..........................          238,754                                           238,754
  Accounts receivable -- trade, net of
    allowance..............................        1,834,167        (1,118,207)                        715,960
  Accounts receivable -- other.............          386,915                                           386,915
  Prepaid expenses and other current
    assets.................................          364,922          (106,216)                        258,706
  Deferred income taxes....................          222,028                                           222,028
                                                 -----------        -----------   -----------      -----------
         Total current assets..............        4,122,203        (1,224,423)    12,306,986       15,204,766
NOTE RECEIVABLE -- OFFICER, including
  accrued interest.........................          471,149                                           471,149
RECEIVABLE FROM SALE OF DIVISION...........          209,758                                           209,758
PROPERTY AND EQUIPMENT, NET................        1,407,824          (406,624)                      1,001,200
GOODWILL, NET..............................        5,821,422        (4,209,243)                      1,612,179
DEFERRED INCOME TAXES......................          368,961                         (162,043)(6)      206,918
                                                 -----------        -----------   -----------      -----------
         TOTAL ASSETS......................      $12,401,317        $(5,840,290)  $12,144,943      $18,705,970
                                                 ===========        ===========   ===========      ===========

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable -- trade................      $   563,350        $ (329,473)                    $   233,877
  Accounts payable -- premium..............          484,121                                           484,121
  Accrued liabilities......................        1,142,174          (232,706)                        909,468
  Accrued income taxes.....................                                       $ 2,806,129(5)     2,806,129
  Borrowings under bank line of credit.....          400,000                         (400,000)(4)
  Current portion of long-term debt........          184,866                         (155,258)(4)       29,608
                                                 -----------        -----------   -----------      -----------
         Total current liabilities.........        2,774,511          (562,179)     2,250,871        4,463,203
NON-CURRENT LIABILITIES
  Long-term debt, net of current portion...          192,333                                           192,333
  Deferred gain on sale of option on real
    estate.................................          630,167                         (450,119)(6)      180,048
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY.......................        8,804,306                        4,778,004(5)    13,870,386
                                                                                      288,076(6)
                                                 -----------        -----------   -----------      -----------
         TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY............      $12,401,317        $ (562,179)   $ 6,866,832      $18,705,970
                                                 ===========        ===========   ===========      ===========


PRO FORMA ADJUSTMENTS:

(1) To eliminate the assets and liabilities of PPO.

(2) To record proceeds from sale of PPO.

(3) To record additional proceeds from sale of PPO to reflect working capital adjustment.

(4) To record repayment of bank debt from PPO sales proceeds.

(5) To record gain on sale and tax accrual.


(6)To record income from elimination of deferred gain (and related tax effect) resulting from assumption of lease.

                              MEDICALCONTROL, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                SALE OF PPO ONLY

                                         MEDICALCONTROL, INC.    PRO FORMA ADJUSTMENTS
                                             CONSOLIDATED        ----------------------
                                              HISTORICAL         PPO SALE(1)     OTHER      PRO FORMA
                                         --------------------    -----------    -------    -----------
NET REVENUES...........................      $11,860,625         $6,526,059     $          $ 5,334,566
                                             -----------         ----------     -------    -----------
OPERATING EXPENSES
  Salaries and wages...................        7,374,520          2,838,112                  4,536,408
  Other operating expenses.............        4,025,586          1,987,393                  2,038,193
  Depreciation and amortization........          447,419            219,691                    227,728
                                             -----------         ----------     -------    -----------
          Total operating expenses.....       11,847,525          5,045,196                  6,802,329
                                             -----------         ----------     -------    -----------
INCOME (LOSS) FROM
  OPERATIONS...........................           13,100          1,480,863                 (1,467,763)
                                             -----------         ----------     -------    -----------
OTHER INCOME (EXPENSE)
  Interest expense.....................          (55,617)                        41,571(2)     (14,046)
  Interest income......................           71,025                                        71,025
  Other income.........................            7,774                                         7,774
                                             -----------         ----------     -------    -----------
          Total other income
            (expense)..................           23,182                         41,571         64,753
                                             -----------         ----------     -------    -----------
INCOME (LOSS) BEFORE INCOME TAXES......           36,282          1,480,863      41,571     (1,403,010)
Income taxes (benefit).................           13,141            533,111      15,382       (504,588)
                                             -----------         ----------     -------    -----------
NET INCOME (LOSS)......................      $    23,141         $  947,752     $26,189    $  (898,422)
                                             ===========         ==========     =======    ===========
Basic income (loss) per share..........      $      0.00                                   $     (0.19)
                                             ===========                                   ===========
Diluted income (loss) per share........      $      0.00                                   $     (0.19)
                                             ===========                                   ===========
Weighted average common shares
  outstanding..........................        4,674,310                                     4,674,310
                                             ===========                                   ===========
Weighted average common and diluted
  shares outstanding...................        4,759,943                                     4,674,310
                                             ===========                                   ===========

PRO FORMA ADJUSTMENTS:

(1) To eliminate the historical results of operations of the PPO.

(2) To eliminate interest expense on debt to be retired from proceeds of sale.

                              MEDICALCONTROL, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

                                SALE OF PPO ONLY

                                         MEDICALCONTROL, INC.   PRO FORMA ADJUSTMENTS
                                             CONSOLIDATED       ----------------------
                                              HISTORICAL        PPO SALE(1)    OTHER       PRO FORMA
                                         --------------------   -----------   --------    -----------
NET REVENUES...........................      $15,340,060        $8,186,853    $           $ 7,153,207
                                             -----------        ----------    --------    -----------
OPERATING EXPENSES
  Salaries and wages...................        9,756,187         3,756,444                  5,999,743
  Other operating expenses.............        5,721,607         2,939,465                  2,782,142
  Depreciation and amortization........          653,948           347,910                    306,038
                                             -----------        ----------    --------    -----------
          Total operating expenses.....       16,131,742         7,043,819                  9,087,923
                                             -----------        ----------    --------    -----------
INCOME (LOSS) FROM OPERATIONS..........         (791,682)        1,143,034                 (1,934,716)
                                             -----------        ----------    --------    -----------
OTHER INCOME (EXPENSE)
  Interest expense.....................         (181,878)                      159,584(2)     (22,294)
  Interest income......................           87,263                                       87,263
  Loss on sale of division.............       (1,225,000)                                  (1,225,000)
  Other income.........................            3,832                                        3,832
                                             -----------        ----------    --------    -----------
          Total other income
            (expense)..................       (1,315,783)                      159,584     (1,156,199)
                                             -----------        ----------    --------    -----------
INCOME (LOSS) BEFORE INCOME TAXES......       (2,107,465)        1,143,034     159,584     (3,090,915)
Income taxes (benefit).................         (551,857)          299,475      59,206       (792,126)
                                             -----------        ----------    --------    -----------
NET INCOME (LOSS)......................      $(1,555,608)       $  843,559    $100,378    $(2,298,789)
                                             ===========        ==========    ========    ===========
Basic and diluted loss per share.......      $     (0.35)                                 $     (0.52)
                                             ===========                                  ===========
Weighted average common shares
  outstanding..........................        4,389,605                                    4,389,605
                                             ===========                                  ===========

PRO FORMA ADJUSTMENTS:

(1) To eliminate the historical results of operations of the PPO.

(2) To eliminate interest expense on debt to be retired from proceeds of sale.

                              MEDICALCONTROL, INC.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2000

                                SALE OF TPA ONLY

                                              MEDICALCONTROL, INC.     PRO FORMA ADJUSTMENTS
                                                  CONSOLIDATED       --------------------------
                                                   HISTORICAL        TPA SALE(1)   TPA PROCEEDS     PRO FORMA
                                              --------------------   -----------   ------------    -----------
                                                    ASSETS

CURRENT ASSETS
  Cash and cash equivalents..................     $ 1,075,417        $ (815,039)    $2,150,000(2)  $ 2,727,404
                                                                                       317,026(3)
  Restricted cash............................         238,754          (238,754)
  Accounts receivable -- trade, net of
    allowance................................       1,834,167          (238,838)                     1,595,329
  Accounts receivable -- other...............         386,915           (87,731)        48,252(2)      347,436
  Prepaid expenses and other current
    assets...................................         364,922          (105,542)                       259,380
  Deferred income taxes......................         222,028                                          222,028
                                                  -----------        -----------    ----------     -----------
         Total current assets................       4,122,203        (1,485,904)     2,515,278       5,151,577
NOTE RECEIVABLE -- OFFICER, including accrued
  interest...................................         471,149                                          471,149
RECEIVABLE FROM SALE OF DIVISION.............         209,758          (209,758)       265,367(2)      265,367
PROPERTY AND EQUIPMENT, NET..................       1,407,824          (665,132)        78,130(4)      820,822
GOODWILL, NET................................       5,821,422        (1,612,179)                     4,209,243
DEFERRED INCOME TAXES........................         368,961                                          368,961
                                                  -----------        -----------    ----------     -----------
         TOTAL ASSETS........................     $12,401,317        $(3,972,973)   $2,858,775     $11,287,119
                                                  ===========        ===========    ==========     ===========

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable -- trade..................     $   563,350        $ (140,123)                   $   423,227
  Accounts payable -- premium................         484,121          (484,121)
  Accrued liabilities........................       1,142,174          (466,424)                       675,750
  Accrued income taxes.......................                                       $   73,412(5)       73,412
  Borrowings under bank line of credit.......         400,000                                          400,000
  Current portion of long-term debt..........         184,866           (29,608)                       155,258
                                                  -----------        -----------    ----------     -----------
         Total current liabilities...........       2,774,511        (1,120,276)        73,412       1,727,647
NON-CURRENT LIABILITIES
  Long-term debt, net of current portion.....         192,333          (192,333)
  Deferred gain on sale of option on real
    estate...................................         630,167                                          630,167
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY.........................       8,804,306                          124,999(5)    8,929,305
                                                  -----------        -----------    ----------     -----------
         TOTAL LIABILITIES AND STOCKHOLDERS'
           EQUITY............................     $12,401,317        $(1,312,609)   $  198,411     $11,287,119
                                                  ===========        ===========    ==========     ===========

PRO FORMA ADJUSTMENTS:

(1) To eliminate the assets and liabilities of TPA.

(2) To record proceeds from sale of TPA.

(3) To record additional proceeds from sale of TPA to reflect net worth adjustment.

(4) To record transfer of certain TPA fixed assets to the Company.

(5) To record gain on sale and tax accrual.

                              MEDICALCONTROL, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                SALE OF TPA ONLY

                                         MEDICALCONTROL, INC.   PRO FORMA ADJUSTMENTS
                                             CONSOLIDATED       ----------------------
                                              HISTORICAL        TPA SALE(1)     OTHER      PRO FORMA
                                         --------------------   ------------   -------     ----------
NET REVENUES...........................      $11,860,625         $3,890,366    $           $7,970,259
                                             -----------         ----------    -------     ----------
OPERATING EXPENSES
  Salaries and wages...................        7,374,520          2,228,710                 5,145,810
  Other operating expenses.............        4,025,586          1,280,437                 2,745,149
  Depreciation and amortization........          447,419            186,774                   260,645
                                             -----------         ----------    -------     ----------
          Total operating expenses.....       11,847,525          3,695,921                 8,151,604
                                             -----------         ----------    -------     ----------
INCOME (LOSS) FROM OPERATIONS..........           13,100            194,445                  (181,345)
                                             -----------         ----------    -------     ----------
OTHER INCOME (EXPENSE)
  Interest expense.....................          (55,617)           (14,046)    41,571(2)
  Interest income......................           71,025             48,172                    22,853
  Other income.........................            7,774                                        7,774
                                             -----------         ----------    -------     ----------
          Total other income
            (expense)..................           23,182             34,126     41,571         30,627
                                             -----------         ----------    -------     ----------
INCOME (LOSS) BEFORE INCOME TAXES......           36,282            228,571     41,571       (150,718)
Income taxes (benefit).................           13,141             82,286     15,382        (53,763)
                                             -----------         ----------    -------     ----------
NET INCOME (LOSS)......................      $    23,141         $  146,285    $26,189     $  (96,955)
                                             ===========         ==========    =======     ==========
Basic income (loss) per share..........      $      0.00                                   $    (0.02)
                                             ===========                                   ==========
Diluted income (loss) per share........      $      0.00                                   $    (0.02)
                                             ===========                                   ==========
Weighted average common shares
  outstanding..........................        4,674,310                                    4,674,310
                                             ===========                                   ==========
Weighted average common and diluted
  shares outstanding...................        4,759,943                                    4,674,310
                                             ===========                                   ==========

PRO FORMA ADJUSTMENTS:

(1) To eliminate the historical results of operations of TPA.

(2) To eliminate interest expense on debt to be retired from proceeds of sales.

                              MEDICALCONTROL, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

                                SALE OF TPA ONLY

                                        MEDICALCONTROL, INC.    PRO FORMA ADJUSTMENTS
                                            CONSOLIDATED       -----------------------
                                             HISTORICAL        TPA SALE(1)     OTHER       PRO FORMA
                                        --------------------   ------------   --------     ----------
NET REVENUES..........................      $15,340,060         $6,268,295    $            $9,071,765
                                            -----------         ----------    --------     ----------
OPERATING EXPENSES
  Salaries and wages..................        9,756,187          3,786,854                  5,969,333
  Other operating expenses............        5,721,607          2,190,444                  3,531,163
  Depreciation and amortization.......          653,948            261,979                    391,969
                                            -----------         ----------    --------     ----------
          Total operating expenses....       16,131,742          6,239,277                  9,892,465
                                            -----------         ----------    --------     ----------
INCOME (LOSS) FROM OPERATIONS.........         (791,682)            29,018                   (820,700)
                                            -----------         ----------    --------     ----------
OTHER INCOME (EXPENSE)
  Interest expense....................         (181,878)           (22,294)    159,584(2)
  Interest income.....................           87,263             59,277                     27,986
  Loss on sale of division............       (1,225,000)        (1,225,000)
  Other income........................            3,832                                         3,832
                                            -----------         ----------    --------     ----------
          Total other income
            (expense).................       (1,315,783)        (1,188,017)    159,584         31,818
                                            -----------         ----------    --------     ----------
INCOME (LOSS) BEFORE INCOME TAXES.....       (2,107,465)        (1,158,999)    159,584       (788,882)
Income taxes (benefit)................         (551,857)          (303,658)     59,206       (188,993)
                                            -----------         ----------    --------     ----------
NET INCOME (LOSS).....................      $(1,555,608)        $ (855,341)   $100,378     $ (599,889)
                                            ===========         ==========    ========     ==========
Basic and diluted loss per share......      $     (0.35)                                   $    (0.14)
                                            ===========                                    ==========
Weighted average common shares
  outstanding.........................        4,389,605                                     4,389,605
                                            ===========                                    ==========

PRO FORMA ADJUSTMENTS:

(1) To eliminate the historical results of operations of TPA.

(2) To eliminate interest expense on debt to be retired from proceeds of sales.

                              MEDICALCONTROL, INC.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2000

                              SALE OF PPO AND TPA


                                                                            PRO FORMA ADJUSTMENTS
                                    MEDICALCONTROL, INC.   -------------------------------------------------------
                                        CONSOLIDATED           PPO           TPA           PPO             TPA            PRO
                                         HISTORICAL          SALE(1)       SALE(2)      PROCEEDS         PROCEEDS        FORMA
                                    --------------------   -----------   -----------   -----------      ----------    -----------

                                                             ASSETS

CURRENT ASSETS
  Cash and cash equivalents.......      $ 1,075,417        $             $  (815,039)  $12,850,000(3)   $2,150,000(6) $15,034,390
                                                                                            12,244(4)      317,026(7)
                                                                                          (555,258)(5)
  Restricted cash.................          238,754                         (238,754)
  Accounts receivable -- trade,
    net of allowance..............        1,834,167         (1,118,207)     (238,838)                                     477,122
  Accounts receivable -- other....          386,915                          (87,731)                       48,252(6)     347,436
  Prepaid expenses and other
    current assets................          364,922           (106,216)     (105,542)                                     153,164
  Deferred income taxes...........          222,028                                                                       222,028
                                        -----------        -----------   -----------   -----------      ----------    -----------
        Total current assets......        4,122,203         (1,224,423)   (1,485,904)   12,306,986       2,515,278     16,234,140
NOTE RECEIVABLE -- OFFICER,
  including accrued interest......          471,149                                                                       471,149
RECEIVABLE FROM SALE OF
  DIVISION........................          209,758                         (209,758)                      265,367(6)     265,367
PROPERTY AND EQUIPMENT, NET.......        1,407,824           (406,624)     (665,132)                       78,130(8)     414,198
GOODWILL, NET.....................        5,821,422         (4,209,243)   (1,612,179)
DEFERRED INCOME TAXES.............          368,961                                       (162,043)(10)                   206,918
                                        -----------        -----------   -----------   -----------      ----------    -----------
        TOTAL ASSETS..............      $12,401,317        $(5,840,290)  $(3,972,973)  $12,144,943      $2,858,775    $17,591,772
                                        ===========        ===========   ===========   ===========      ==========    ===========

                                              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable -- trade.......      $   563,350        $  (329,473)  $  (140,123)                                 $    93,754
  Accounts payable -- premium.....          484,121                         (484,121)
  Accrued liabilities.............        1,142,174           (232,706)     (466,424)                                     443,044
  Accrued income taxes............                                                     $ 2,806,129(9)   $   73,412(9)   2,879,541
  Borrowings under bank line of
    credit........................          400,000                                       (400,000)(5)
  Current portion of long-term
    debt..........................          184,866                          (29,608)     (155,258)(5)
                                        -----------        -----------   -----------   -----------      ----------    -----------
        Total current
          liabilities.............        2,774,511           (562,179)   (1,120,276)    2,250,871          73,412      3,416,339
NON-CURRENT LIABILITIES
  Long-term debt, net of current
    portion.......................          192,333                         (192,333)
  Deferred gain on sale of option
    on real estate................          630,167                                       (450,119)(10)                   180,048
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY..............        8,804,306                                      4,778,004(9)      124,999(9)  13,995,385
                                                                                           288,076(10)
                                        -----------        -----------   -----------   -----------      ----------    -----------
        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY....      $12,401,317        $  (562,179)  $(1,312,609)  $ 6,866,832      $  198,411    $17,591,772
                                        ===========        ===========   ===========   ===========      ==========    ===========


PRO FORMA ADJUSTMENTS:

 (1) To eliminate the assets and liabilities of the PPO.

 (2) To eliminate the assets and liabilities of the TPA.

 (3) To record proceeds from sale of PPO.

 (4) To record additional proceeds from sale of PPO to reflect working capital adjustment.

 (5) To record repayment of bank debt from PPO sales proceeds.

 (6) To record proceeds from sale of TPA.

 (7) To record additional proceeds from sale of TPA to reflect net worth adjustment.

 (8) To record transfer of certain TPA fixed assets to the Company.

 (9) To record gain on sales and tax accrual.


(10)To record income from elimination of deferred gain (and related tax effect) resulting from assumption of lease.

                              MEDICALCONTROL, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                              SALE OF PPO AND TPA

                                 MEDICALCONTROL, INC.          PRO FORMA ADJUSTMENTS
                                     CONSOLIDATED       -----------------------------------
                                      HISTORICAL        PPO SALE(1)   TPA SALE(1)    OTHER      PRO FORMA
                                 --------------------   -----------   -----------   -------    -----------
NET REVENUES...................      $11,860,625        $6,526,059    $3,890,366    $          $ 1,444,200
                                     -----------        ----------    ----------    -------    -----------
OPERATING EXPENSES
  Salaries and wages...........        7,374,520         2,838,112     2,228,710                 2,307,698
  Other operating expenses.....        4,025,586         1,987,393     1,280,437                   757,756
  Depreciation and
     amortization..............          447,419           219,691       186,774                    40,954
                                     -----------        ----------    ----------    -------    -----------
          Total operating
            expenses...........       11,847,525         5,045,196     3,695,921                 3,106,408
                                     -----------        ----------    ----------    -------    -----------
INCOME (LOSS) FROM
  OPERATIONS...................           13,100         1,480,863       194,445                (1,662,208)
                                     -----------        ----------    ----------    -------    -----------
OTHER INCOME (EXPENSE)
  Interest expense.............          (55,617)                        (14,046)    41,571(2)
  Interest income..............           71,025                          48,172                    22,853
  Other income.................            7,774                                                     7,774
                                     -----------        ----------    ----------    -------    -----------
          Total other income...           23,182                          34,126     41,571         30,627
                                     -----------        ----------    ----------    -------    -----------
INCOME (LOSS) BEFORE INCOME
  TAXES........................           36,282         1,480,863       228,571     41,571     (1,631,581)
Income taxes (benefit).........           13,141           533,111        82,286     15,382       (586,874)
                                     -----------        ----------    ----------    -------    -----------
NET INCOME (LOSS)..............      $    23,141        $  947,752    $  146,285    $26,190    $(1,044,707)
                                     ===========        ==========    ==========    =======    ===========
Basic income (loss) per
  share........................      $      0.00                                               $     (0.22)
                                     ===========                                               ===========
Diluted income (loss) per
  share........................      $      0.00                                               $     (0.22)
                                     ===========                                               ===========
Weighted average common shares
  outstanding..................        4,674,310                                                 4,674,310
                                     ===========                                               ===========
Weighted average common and
  diluted shares outstanding...        4,759,943                                                 4,674,310
                                     ===========                                               ===========

PRO FORMA ADJUSTMENTS:

(1) To eliminate the historical results of operations of PPO and TPA.

(2) To eliminate interest expense on debt to be retired from proceeds of sales.

                              MEDICALCONTROL, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

                              SALE OF PPO AND TPA


                                  MEDICALCONTROL, INC.          PRO FORMA ADJUSTMENTS
                                      CONSOLIDATED       ------------------------------------
                                       HISTORICAL        PPO SALE(1)   TPA SALE(1)    OTHER       PRO FORMA
                                  --------------------   -----------   -----------   --------    -----------
NET REVENUES....................      $15,340,060        $8,186,853    $6,268,295    $           $   884,912
                                      -----------        ----------    ----------    --------    -----------
OPERATING EXPENSES
  Salaries and wages............        9,756,187         3,756,444     3,786,854                  2,212,889
  Other operating expenses......        5,721,607         2,939,465     2,190,444                    591,698
  Depreciation and
     amortization...............          653,948           347,910       261,979                     44,059
                                      -----------        ----------    ----------    --------    -----------
          Total operating
            expenses............       16,131,742         7,043,819     6,239,277                  2,848,646
                                      -----------        ----------    ----------    --------    -----------
INCOME (LOSS) FROM OPERATIONS...         (791,682)        1,143,034        29,018                 (1,963,734)
                                      -----------        ----------    ----------    --------    -----------
OTHER INCOME (EXPENSE)
  Interest expense..............         (181,878)                        (22,294)    159,584(2)
  Interest income...............           87,263                          59,277                     27,986
  Loss on sale of division......       (1,225,000)                     (1,225,000)
  Other income..................            3,832                                                      3,832
                                      -----------        ----------    ----------    --------    -----------
          Total other income
            (expense)...........       (1,315,783)                     (1,188,017)    159,584         31,818
                                      -----------        ----------    ----------    --------    -----------
INCOME (LOSS) BEFORE INCOME
  TAXES.........................       (2,107,465)        1,143,034    (1,158,999)    159,584     (1,931,916)
Income taxes (benefit)..........         (551,857)          299,475      (303,658)     59,206       (496,834)
                                      -----------        ----------    ----------    --------    -----------
NET INCOME (LOSS)...............      $(1,555,608)       $  843,559    $ (855,341)   $100,378    $(1,435,082)
                                      ===========        ==========    ==========    ========    ===========
Basic and diluted loss per
  share.........................      $     (0.35)                                               $     (0.33)
                                      ===========                                                ===========
Weighted average common shares
  outstanding...................        4,389,605                                                  4,389,605
                                      ===========                                                ===========


PRO FORMA ADJUSTMENTS:

(1) To eliminate the historical results of operations of PPO and TPA.

(2) To eliminate interest expense on debt to be retired from proceeds of sales.

                                  PROPOSAL III

                      NAME CHANGE FOR MEDICALCONTROL, INC.


     At the Special Meeting, holders of Common Stock will consider and vote upon a proposal to approve and adopt a resolution to authorize and approve the amendment of MedicalControl's Certificate of Incorporation to change MedicalControl's name to Avidyn, Inc.


     The resolution that will be considered by the stockholders at the Special Meeting is:


     "RESOLVED, that the Board of Directors of MedicalControl, Inc., a Delaware corporation, is hereby authorized to amend MedicalControl, Inc's Certificate of Incorporation and change MedicalControl, Inc.'s name to Avidyn, Inc."



     The proposed name change is required in connection with the sale of our PPO business, and is subject to the PPO Sale being approved and closed. The proposed name change will not affect MedicalControl's operations or business, or the rights of its stockholders. Immediately upon effectiveness of the amendment, MedicalControl stock certificates will be deemed to be certificates of Avidyn, Inc. MedicalControl will issue new Avidyn stock certificates only upon request and for transfers and new issuances.


THE BOARD OF DIRECTORS HAS APPROVED THE NAME CHANGE OF MEDICALCONTROL (SUBJECT TO STOCKHOLDER APPROVAL) AND RECOMMENDS A VOTE "FOR" PROPOSAL III.

        MEDICALCONTROL'S REASONS FOR SELLING THE PPO AND TPA BUSINESSES;
                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF MEDICALCONTROL BELIEVES THAT ITS PLAN TO CONSUMMATE THE PPO SALE AND THE TPA SALE IS IN THE BEST INTERESTS OF MEDICALCONTROL AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE PLAN TO EFFECT THE PPO SALE AND THE TPA SALE AND RECOMMENDS THAT MEDICALCONTROL'S STOCKHOLDERS VOTE FOR THE APPROVAL OF THE RESOLUTION AUTHORIZING THE PPO SALE AND THE TPA SALE.

     The decision of the Board of Directors to approve MedicalControl's sale of its PPO and TPA businesses followed months of exploring and analyzing the advantages and disadvantages of selling our historically profitable operations and redeploying MedicalControl's assets to operations that have recently become profitable. See "Background of Sales." In making its recommendation to the stockholders of MedicalControl, the Board considered a number of factors, including those noted immediately below which were determined by the Board to favor a decision to consummate the PPO Sale and those set forth in the subsequent paragraph which disfavored a decision to consummate the PPO Sale:

          (i) Based on recent sales of comparable PPO networks, it was determined that MedicalControl is receiving fair value for the stock of MedicalControl Network Solutions at this time. This determination was also made in view of MedicalControl's inability to compete effectively in the changing and highly competitive managed healthcare industry. Most PPOs that are national or are attempting to become national have existing Texas networks and therefore value MedicalControl Network Solutions based on its client base and little or no value on its network other than its dominant Houston network. Beyond Benefits is the only PPO seeking to be national, to the knowledge of management, that does not have a directly contracted Texas network. Therefore, MedicalControl Network Solutions has a higher value for Beyond Benefits because it values both the client base and the Texas PPO network. See "-- Background of the Sales -PPO Sales." Specifically, the Board believed that MedicalControl's inability to compete effectively would likely lead to a reduction in the value of MedicalControl Network Solutions's stock and that the sale of the MedicalControl Network Solutions stock was fair to stockholders because it also offered a reasonable manner in which to attempt to prevent a continuing reduction and deterioration in the stock's value.

          (ii) The Board believes that the purchase price for our TPA business is fair. The Board also believes that in order to stay competitive in the TPA business, MedicalControl would have to invest substantial resources in new technology and processes. The TPA business is typically a fairly low margin business, and considering the recent increased cost of reinsurance, which is an important element of its clients remaining self-insured, the return on such an investment is not likely to be high enough to justify the substantial additional expenses required to stay competitive. Rather than pursue additional investment in the TPA business, the Board believes that it will be able to reinvest the proceeds in the ppoOne.com and ValueCheck businesses, which support other TPAs and PPOs, and have the potential to provide our investors with a higher return over time.

          (iii) In addition to providing the necessary funds for the repayment of the Bank of Texas indebtedness, the sales will also generate approximately $12.5 million of cash, after payment of expenses, which will be available to implement MedicalControl's future business plan and expand our technology based services.

     The Board of Directors also considered the following potentially negative factors in its deliberations concerning the sales:

          (i) The fact that MedicalControl Network Solutions has, in recent periods, contributed a majority of MedicalControl's cash flow and currently contributes a majority of MedicalControl's cash flow. The TPA business has also been a significant source of revenue for MedicalControl, and collectively the PPO and TPA accounted for 94% of our revenues during fiscal 1999.

          (ii) The significant costs involved in connection with consummating the sale of our PPO and TPA businesses (especially in light of the need to obtain a stockholder vote).

          (iii) The substantial management time and effort required to effectuate both sales and the related disruption to MedicalControl's operations.

          (iv) The risks associated with concentrating MedicalControl's assets into an Internet-related business or businesses or other business or businesses that, at the time MedicalControl's investment is initially made, may have minimal revenues and that may require significant expenditures for operations, site development and advertising and promotion.

     The Board did not believe that the negative factors were sufficient, either individually or collectively, to outweigh the potential advantages of the sales. The Board believes that the potential benefits of each proposed sale exceeds its potential negative costs, and intends to pursue either of them that is approved and otherwise able to be closed. The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes all material factors considered by the Board. The Board did not attempt to quantify or otherwise assign relative weights to the specific factors it considered nor did it determine that any factor was of particular importance. A determination of various weightings would, in the view of the Board of directors, be impractical. In addition, individual members of the Board may have given different weight to different factors. Rather, the Board viewed its position and recommendations as being based on the totality of the information presented to, and considered by, the Board.

                                 OTHER BUSINESS

     Management of MedicalControl is not aware of any other matters that are to be presented at the Special Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Special Meeting, the individual named in the accompanying proxy card shall vote on such matters in accordance with his best judgment.

                                    AUDITORS

     Grant Thornton LLP, independent certified public accountants, serves as MedicalControl's independent auditors. A representative of Grant Thornton LLP will attend the Special Meeting and will have the opportunity to make a statement if he or she so desires. This representative will be available to respond to appropriate stockholder questions at that time.

     The financial statements of MedicalControl at December 31, 1999, and for the fiscal year ended December 31, 1999, incorporated by reference into this Proxy Statement have been audited by Grant Thornton LLP to the extent and for the periods indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said reports.

     The financial statements as of December 31, 1998, and for the year then ended, incorporated by reference into this Proxy Statement, have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report incorporated by reference herein.

                  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     MedicalControl files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. MedicalControl stockholders may read and copy any reports, statements or other information that MedicalControl files with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. MedicalControl's stockholders should call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information concerning MedicalControl may also be inspected at the offices of the National Association of Securities Dealers, Inc., at 1735 K Street, N.W., Washington, D.C. 20006.

     The Securities and Exchange Commission allows MedicalControl to "incorporate by reference" information into this proxy statement, which means that MedicalControl can disclose important information to MedicalControl shareholders by referring MedicalControl shareholders to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later-filed documents incorporated by reference in this proxy statement.

     This proxy statement incorporates by reference the documents set forth below that MedicalControl has previously filed with the Securities and Exchange Commission. These documents contain important information about MedicalControl and its finances. Some of these filings have been amended by later filings, which are also listed.

     - MedicalControl's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, filed with the Commission on March 30, 2000, and its amended Annual Report on Form 10-KSB filed on April 14, 2000;

     - MedicalControl's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000, filed with the Commission on May 15, 2000;

     - MedicalControl's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000, filed with the Commission on August 14, 2000; and

     - MedicalControl's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000, filed with the Commission on November 14, 2000.

     MedicalControl also incorporates by reference additional documents that may be filed with the Securities and Exchange Commission between the date of this proxy statement and the completion of sale or the termination of the stock purchase agreements. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

     MedicalControl stockholders may have received some of the documents incorporated by reference. However, MedicalControl stockholders can also obtain any of them through MedicalControl, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from MedicalControl without charge, excluding all exhibits, except that if MedicalControl has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be available without charge. Shareholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from MedicalControl at: MedicalControl, Inc., 8625 King George Drive, Suite 300, Dallas, Texas 75235, Telephone (214) 630-6368, Attention: General Counsel.

                               ADDITIONAL MATTERS


     In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, Directors and other employees of MedicalControl, who will not receive additional compensation for such services. MedicalControl may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. MedicalControl will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement and enclosed Proxy on or about December 20, 2000.


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


                                   APPENDIX A

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                  MEDICALCONTROL, INC., A DELAWARE CORPORATION,
                         MEDICALCONTROL HOLDINGS, INC.,
                             A DELAWARE CORPORATION,
                     MEDICALCONTROL NETWORK SOLUTIONS, INC.,
                             A DELAWARE CORPORATION,
                                       AND
                             BEYOND BENEFITS, INC.,
                             A DELAWARE CORPORATION

                          DATED AS OF OCTOBER 18, 2000

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT, dated as of October 18, 2000 (this "Agreement"), by and among MedicalControl, Inc., a Delaware corporation ("MedicalControl"), MedicalControl Holdings, Inc., a Delaware corporation ("Seller"), MedicalControl Network Solutions, Inc., a Delaware corporation ("MNS"), and Beyond Benefits, Inc., a Delaware corporation ("Purchaser"). Any reference to MNS in Sections 1.5, 1.6, and 1.7, and Articles II, IV, V and VII of this Agreement shall be deemed to include Business Health Companies, Inc., a wholly owned subsidiary of MNS ("BHC"), and BHC's wholly owned subsidiaries Business Health Management, Inc. ("BHM") and Texas Health Partnership, Inc. (together with BHC and BHM, the "BHC Group").

                                    RECITALS

         A. Seller is the owner (directly or indirectly) of all of the outstanding shares of capital stock of MNS; and

         B. Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, all of the issued and outstanding shares of capital stock of MNS (the "Shares"), subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements as set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

SECTION 1.1 PURCHASE AND SALE. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), Seller shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, the Shares, free and clear of all options, pledges, security interests, liens, claims, preemptive rights, imperfections of title, conditions or restrictions of any nature, or other encumbrances, or restrictions on voting or transfer (collectively, "Encumbrances"), other than restrictions imposed by federal or state securities laws.

SECTION 1.2 PURCHASE PRICE. On the Closing Date (as hereinafter defined) and subject to the terms and conditions set forth in this Agreement, in consideration of the sale, assignment, transfer and delivery of the Shares, Purchaser shall pay Seller Thirteen Million Five Hundred Thousand U.S. Dollars ($13,500,000) in cash (the "Purchase Price").

SECTION 1.3 CLOSING.

         (a) The sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held on the Closing Date (as hereinafter defined), at the offices of

Morrison & Foerster, LLP, Twelfth Floor, 19990 MacArthur Boulevard, Irvine, California, 92612-2445 at 10:00 a.m., local time. All actions to be taken and deliveries to be made at the Closing shall be deemed to occur concurrently and shall be effective as of 12:01 a.m. on the Closing Date. For purposes of this Agreement, the "Closing Date" shall be the first day of the first calendar month beginning after the fortieth day following receipt by MedicalControl of notice that the Securities and Exchange Commission ("SEC") will forego review of the proxy statement filed by it with respect to the transactions contemplated hereby; provided, that, if the proxy statement filed by MedicalControl is selected for review by the SEC, then the Closing Date shall be extended, without any further action by the parties hereto, to the first day of the first calendar month beginning after the fortieth day following completion of such SEC review.

         (b) At the Closing, Seller shall deliver or cause to be delivered to Purchaser (i) stock certificates evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, and (ii) all other previously undelivered certificates and other documents reasonably required to be delivered by Seller to Purchaser at or prior to the Closing Date in connection with the transactions contemplated hereby, including those documents and certificates required to be delivered by Article IX hereof.

         (c) At the Closing, Purchaser shall deliver to Seller (i) the Purchase Price by wire transfer of immediately available funds to an account or accounts designated by Seller in writing, and (ii) all other previously undelivered certificates and other documents reasonably required to be delivered by Purchaser to Seller at or prior to the Closing Date in connection with the transactions contemplated hereby including those documents and certificates required to be delivered by Article IX hereof.

SECTION 1.4 FURTHER ASSURANCES. From time to time after the Closing, Seller, at the request of Purchaser, and Purchaser, at the request of Seller, shall without further consideration execute and deliver any further instruments of transfer and assignment and take such other action as the requesting party may reasonably require to more effectively transfer and assign title to, and vest in, Purchaser the Shares to be sold hereunder and all rights thereto, and to fully implement the provisions of this Agreement.

SECTION 1.5 STOCKHOLDER DISTRIBUTIONS. MNS has not, since March 31, 2000, and shall not, from the date hereof through the Closing, (a) declare, set aside or pay any dividend or other distribution, whether payable in stock or other property, in respect of its capital stock, except for those payable solely in cash, (b) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or other securities or shares of capital stock or other securities of any of its subsidiaries, or (c) pay any principal or interest on any debts owed by MNS to Seller, except for any intercompany payments that are made in the Ordinary Course of Business (as defined in Section 2.7) or as otherwise contemplated by Section 1.6.

SECTION 1.6 PRE-SALE TRANSACTIONS.

         (a) Prior to or at the Closing, Seller (i) shall deliver to Purchaser evidence of the release of the Shares and certain of the assets of MNS from any and all liens relating to the debt obligations of Seller to BankOne, Texas N.A. ("BankOne"), under that certain Loan Agreement dated September 25, 1998, which created a term loan and revolving credit facility in the original aggregate principal amount of up to Two Million One Hundred Thousand U.S. Dollars ($2,100,000), as amended on each of March 31, 1999, May 15, 1999, and September 25, 1999 (the "BankOne Debt"), such that the Shares, the assets of MNS (including the shares of capital stock of the BHC Group) and all accounts of MNS will be free of any liens or obligations relating to the BankOne Debt, and (ii) shall take such other actions as are necessary to ensure that the foregoing Shares, assets and accounts will be free of any other Seller Debt (as defined in Section 4.8) and that any Retained Liabilities (as defined in Section 4.8) due and payable as of Closing are paid in full prior to Closing.

         (b) On or prior to the Closing Date, Seller shall cause all intercompany accounts reflected in MNS' balance sheets to be reconciled and paid in full.

         (c) The parties hereto acknowledge and agree that (i) it is their intent to comply with the Worker Adjustment and Retraining Notification Act of 1988, as amended (the "WARN Act"), and (ii) to the extent applicable they shall cooperate and take such actions as are required to comply with any notice or other requirements imposed by the WARN Act.

SECTION 1.7 POST-CLOSING PURCHASE PRICE ADJUSTMENT.

         (a) No later than forty-five (45) days after the Closing Date, Seller shall prepare and deliver to Purchaser an unaudited consolidated balance sheet of MNS as of the Closing Date (the "Closing Balance Sheet"), which shall be prepared on the same basis as the Financial Statements (as defined in Section 2.6) and in accordance with GAAP (as defined in Section 2.6).

         (b) When Seller delivers the Closing Balance Sheet, Seller shall also deliver a certificate of its Chief Financial Officer (i) certifying that the Closing Balance Sheet was prepared in accordance with paragraph (a) above, and
(ii) containing Seller's calculations, based on the Closing Balance Sheet, of the Adjusted Working Capital (as hereinafter defined) as of the Closing Date.

         (c) Within thirty (30) days after the Closing Balance Sheet is delivered to Purchaser pursuant to subsection (a) above, Purchaser shall complete its examination thereof and shall deliver to Seller either (i) a written acknowledgment accepting the Closing Balance Sheet and the calculation of Adjusted Working Capital included therein or (ii) a written report (the "Objection Report") setting forth in reasonable detail any proposed objections to the Closing Balance Sheet or such calculation; provided, that Purchaser may only dispute the Closing Balance Sheet and Seller's calculation of the Adjusted Working Capital to the extent they deviate from the requirements of (a) and (b) above. A failure by Purchaser to deliver the Objection Report within the required 30-day period shall constitute its acceptance of the calculations set forth in the Closing Balance Sheet.

         (d) If Purchaser timely delivers an Objection Report, then during a period of twenty (20) days following the receipt by Seller of the Objection Report, Purchaser and Seller shall attempt to resolve any differences they may have with respect to the matters raised in the Objection Report. In the event Purchaser and Seller fail to agree on any of Seller's proposed adjustments contained in the Objection Report within such 20-day period, then the parties will request that the Dallas office of Deloitte & Touche, LLP, certified public accountants ("Independent Auditors"), make the final determination with respect to the correctness of the proposed adjustments in the Objection Report in light of the terms and provisions of this Agreement. Each of the parties hereto represents and warrants that such party has not engaged the Independent Auditors and that the Independent Auditors are not affiliated with such party, and such party further agrees not to engage the Independent Auditors until such time as any post-closing price adjustment has been determined. The decision of the Independent Auditors shall be final and binding on the parties. The costs and expenses of the Independent Auditors and their services rendered pursuant to this subsection shall be borne equally by Seller and Purchaser.

         (e) If, after finalization of the Closing Balance Sheet (which shall be deemed to mean either the acceptance by Purchaser of the Closing Balance Sheet in accordance with Section 1.7(c) above or, if Purchaser delivers an Objection Report, upon receipt by Purchaser and Seller of the written final determination rendered pursuant to Section 1.7(d) concerning the resolution of the matters raised in the Objection Report pursuant to Section 1.7(c) above), the Adjusted Working Capital of MNS as set forth on the Closing Balance Sheet (after its finalization) is less than Six Hundred Fifty Thousand U.S. Dollars ($650,000.00), then the Purchase Price shall be immediately reduced, effective as of the Closing Date, by the amount of such deficiency in the Adjusted Working Capital as of the Closing Date. If, on the other hand, the Adjusted Working Capital set forth on the Closing Balance Sheet (after its finalization) is greater than Six Hundred Fifty Thousand U.S. Dollars ($650,000.00), then the Purchase Price shall be immediately increased, effective as of the Closing Date, by the amount of such excess in the Adjusted Working Capital. Any adjustments to the Purchase Price made in accordance with this Section 1.7(e) shall be payable to Seller or Purchaser (as appropriate) in the form of cash within ten (10) days of the finalization of the Closing Balance Sheet; provided, that any increase in the Purchase Price shall not be due and payable until the later of the ninetieth
(90th) day following the Closing Date or finalization of the Closing Balance Sheet.

         (f) Seller and MedicalControl represent that, as of March 31, 2000, the Adjusted Working Capital was greater than $650,000. For purposes of this Agreement, "Adjusted Working Capital" shall mean the current assets (including prepaid assets) and accounts receivable of MNS, less accounts payable and accrued current liabilities of MNS, net of bad debt reserve (but excluding any current portion of long-term debt and any reserves or accruals for federal income taxes), computed in accordance with GAAP, as of the applicable date.

         (g) Upon request, Seller shall promptly make available to Purchaser and its accountants all work papers and other pertinent information used in connection with the preparation of the Closing Balance Sheet.

SECTION 1.8 TRANSFER TAXES. All transfer taxes, fees and duties under applicable law incurred in connection with the sale and transfer of the Shares under the Agreement will be borne and paid by Seller and Seller shall promptly reimburse Purchaser for any such tax, fee or duty which Purchaser is required to pay under applicable law.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Except as set forth in the disclosure schedule of MedicalControl, Seller and MNS delivered to Purchaser on or before the date hereof, a copy of which is attached as Exhibit A hereto (the "Disclosure Schedule"), each of MedicalControl, Seller and MNS, jointly and severally, represents and warrants to Purchaser as follows:

SECTION 2.1 ORGANIZATION. Each of Seller and MNS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. MNS is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary. Seller has made available to Purchaser a complete and correct copy of the certificate of incorporation and bylaws of MNS, as currently in effect.

SECTION 2.2 CAPITALIZATION. The Disclosure Schedule sets forth the authorized, issued and outstanding capital stock of MNS. The Shares constitute all of the issued and outstanding capital stock of MNS. All the outstanding shares of capital stock of MNS are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are no existing (a) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating MedicalControl, Seller or MNS to issue, register, transfer or sell any shares of capital stock or other equity interest in MNS or securities convertible into or exchangeable for such shares or equity interests; (b) contractual obligations of MedicalControl, Seller or MNS to repurchase, redeem or otherwise acquire any capital stock of MNS; or (c) voting trusts or similar agreements to which MedicalControl, Seller or MNS is a party with respect to the voting of the capital stock of MNS.

SECTION 2.3 OWNERSHIP OF STOCK. The Shares are owned of record and beneficially by Seller (except for shares of the members of the BHC Group, which are owned, directly or indirectly, by MNS), free and clear of all Encumbrances, other than restrictions imposed by federal and state securities laws. All outstanding shares of capital stock of BHC are owned of record and beneficially by MNS, and all outstanding shares of capital stock of BHM and Texas Health Partnership, Inc. are owned of record and beneficially by BHC, in each case free and clear of all Encumbrances, other than restrictions imposed by federal and state securities laws. Upon the consummation of the transactions contemplated hereby, Purchaser will acquire title to the Shares free and clear of all Encumbrances, other than restrictions imposed by federal and state securities laws.

SECTION 2.4 AUTHORIZATION; VALIDITY OF AGREEMENT. Each of MedicalControl, Seller and MNS has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by MedicalControl, Seller and MNS of this Agreement, and the consummation by them of the transactions contemplated hereby, have been duly authorized by their respective Boards of Directors and stockholders (other than MedicalControl's), and except for the adoption of this Agreement by the requisite votes of the respective stockholders of MedicalControl, no other corporate action on the part of MedicalControl, Seller and MNS is necessary to authorize the execution and delivery by MedicalControl, Seller and MNS of this Agreement and the consummation by them of the transactions contemplated hereby. This Agreement has been duly executed and delivered by MedicalControl, Seller and MNS and, assuming due and valid authorization, execution and delivery hereof by Purchaser, this Agreement constitutes a valid and binding obligation of MedicalControl, Seller and MNS, enforceable against MedicalControl, Seller and MNS in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, as now or hereafter in effect, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

SECTION 2.5 CONSENTS AND APPROVALS; NO VIOLATIONS. Neither the execution, delivery nor performance of this Agreement by MedicalControl, Seller and MNS nor the consummation by MedicalControl, Seller and MNS of the transactions contemplated hereby will (a) violate any provision of the certificate of incorporation or bylaws of MedicalControl, Seller or MNS; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which MedicalControl or Seller is a party or by which MedicalControl or Seller or any of their respective properties or assets may be bound; (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which MNS is a party or by which MNS or any of its properties or assets may be bound; (d) violate any order, writ, judgment, injunction, decree, any law, statute, rule or regulation applicable to MedicalControl, Seller, MNS or any of their properties or assets, or (e) except for those filings required pursuant to applicable state and federal securities laws, require on the part of MedicalControl, Seller or MNS any filing or registration with, notification to, or authorization, consent or approval of, any court, legislative, executive or regulatory authority or agency ("Governmental Entity").

SECTION 2.6 FINANCIAL STATEMENTS. MedicalControl and Seller have delivered to Purchaser (a) the unaudited balance sheets and related unaudited statements of income of MNS at and for each of the years ending December 31, 1998 and December 31, 1999, and (b) the unaudited balance sheets and related statements of income of MNS at and for (i) the three (3) month period ended March 31, 2000, and (ii) the six (6) month period ended June 30, 2000 (collectively, the "Financial Statements"). The balance sheets included in the Financial Statements present fairly, in all material respects, the financial position of MNS as of the respective dates thereof, and the related statements of income included in the Financial Statements present fairly, in all material respects, the results of operations of MNS for the respective period or as of the respective dates set forth therein, in each case in accordance with generally accepted accounting principles ("GAAP"), consistently applied for all periods presented, except for the absence of footnote disclosures, statements of changes in stockholders' equity, normal year end adjustments, and report of independent accountants, each of which is required under GAAP. In addition, the balance sheets for the periods ended March 31, 2000 and June 30, 2000, have been adjusted to reflect the elimination of all intercompany accounts and balances, which will be eliminated on or prior to the Closing Date.

SECTION 2.7 NO UNDISCLOSED LIABILITIES. Except for (a) any Liability (as defined in Section 2.21) incurred in the Ordinary Course of Business (as hereinafter defined) after March 31, 2000, (b) any Liability disclosed in or covered by the Financial Statements, and (c) any Liability incurred in connection with the transactions contemplated hereby or otherwise as contemplated by this Agreement, none of MedicalControl, Seller or MNS have incurred any Liability that would be required to be reflected or reserved against in a balance sheet of MNS, prepared in accordance with GAAP as applied in preparing the unaudited balance sheets of MNS as included in the Financial Statements. Action taken by or on behalf of MNS shall be deemed to have been taken in the "Ordinary Course Of Business" if and only if such action is: (i) consistent with MNS' past practices and taken in the ordinary course of MNS' normal day-to-day operations, as such practices and operations have been conducted since January 1, 1998 (as to MNS), and August 30, 1998 (as to the BHC Group); (ii) taken in good faith in accordance with sound and prudent business practices; and (iii) not required to be authorized by MNS' stockholders, MNS' board of directors or any committee of MNS' board of directors, nor does it require any other separate or special authorization of any nature. For purposes of this Agreement, the term Ordinary Course of Business shall not be affected by any subsequent actions taken by MedicalControl, Seller, MNS or the Purchaser.

SECTION 2.8 ABSENCE OF CERTAIN CHANGES. Since March 31, 2000, MNS has not (nor has MedicalControl or Seller on behalf of MNS): (a) suffered any change or changes constituting, in the aggregate, a Material Adverse Effect, and to the Knowledge (as defined in Section 11.1) of Seller, MedicalControl and MNS, no event has occurred that is reasonably likely to have a Material Adverse Effect;
(b) suffered any loss, damage or destruction to, or any interruption in the use of any of MNS' assets (whether or not covered by insurance) that would constitute a Material Adverse Effect; (c) amended its certificate of incorporation or bylaws; (d) issued any capital stock or securities, split, combined or reclassified the Shares; (e) changed its accounting principles, practices or methods, except as required by GAAP or applicable law; (f) made any capital expenditure in excess of Twenty Thousand U.S. Dollars ($20,000); (g) written off as uncollectible, forgiven or established any extraordinary reserve with respect to, any account receivable or other indebtedness; (h) pledged or hypothecated any of its assets or otherwise permitted any of its assets to become subject to any Encumbrance; (i) entered into any transaction outside the Ordinary Course of Business; (j) incurred, assumed or otherwise become subject to any Liability, other than in the

Ordinary Course of Business; (k) waived or released any material right; (l) approved any material increase, direct or indirect, or other material change in the compensation paid or payable to any officer, director, employee, independent contractor or agent of MNS, or established or created any employment, deferred compensation or severance agreement or employee benefit plan or amended any of the foregoing; (m) suffered any material loss of personnel, authorized any change in the terms and conditions of the employment of senior members of management of MNS; (n) made any arrangements relating to any royalty, dividend or similar payment entered into by MNS based on the sales volume of MNS (other than sales commission arrangements), other than in the Ordinary Course of Business; (o) entered into any agreement with respect to the endorsement of products or services, other than in the Ordinary Course of Business; (p) revalued any of its material assets; (q) amended or terminated any Material Agreement (as defined in Section 2.16) or suffered the loss of any provider agreements, the result of which has had or would have a Material Adverse Effect on MNS; (r) permitted or recorded the transfer of any outstanding shares of its capital stock or (s) agreed, committed or offered, and has not attempted, to take any of the actions referred to in clauses (a) through (r).

As used in this Agreement, "Material Adverse Effect" means any material adverse change in, or material adverse effect on, the business, financial condition, operations or prospects of a Person (as hereinafter defined), taken as a whole; provided, however, that any adverse effect on a Person resulting from the execution of this Agreement, the announcement of this Agreement and the transactions contemplated hereby shall be excluded from the determination of Material Adverse Effect. "Person" means a natural person or any partnership, limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity or any other entity.

SECTION 2.9 EMPLOYEE BENEFIT PLANS; ERISA.

         (a) As used in this Agreement, "Employee Plan" shall mean all "employee benefit plans" as defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), all specified fringe benefit plans as defined in Section 6039D of the Internal Revenue Code of 1986, as amended (the "Code"), and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, life insurance, group insurance, or fringe benefit plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, contract, or understanding (whether qualified or nonqualified, currently effective or terminated, written or unwritten, funded or unfunded), and any trust, escrow or other agreement related thereto, that are maintained or contributed to by MNS, that have been maintained or contributed to in the last six (6) years by MNS, or with respect to which MNS has incurred or could incur any Liability. Each of the Employee Plans that are currently made available to employees of MNS are set forth in Section 2.9 of the Disclosure Schedule.

         (b) With respect to the Employee Plans listed in Section 2.9 of the Disclosure Schedule, MedicalControl, Seller and MNS have made available to Purchaser true, accurate and complete copies of (i) the documents comprising each such Employee Plan (or, with respect to each such Employee Plan which is unwritten, a detailed written description of the material terms of such

Employee Plan), (ii) all trust agreements, insurance contracts or any other funding instruments related to such Employee Plans, (iii) all rulings, determination letters, no-action letters or advisory opinions from any government agency that pertain to any such Employee Plan and any open requests therefor, (iv) the most recent actuarial and financial reports (audited and unaudited) and the annual reports filed with any Governmental Entity with respect to each such Employee Plan during the current year and each of the preceding years of MNS' existence, (v) all collective bargaining agreements pursuant to which contributions are being or have been made or obligations incurred (including both pension and welfare benefits) with respect to any such Employee Plan, (vi) all registration statements filed with respect to any such Employee Plan, (vii) all contracts that relate to any such Employee Plan, and
(viii) all summary plan descriptions and all other written communications regarding each such Employee Plan generally distributed to participants and beneficiaries.

         (c) Full payment has been made of all amounts which are required under the terms of each Employee Plan to be paid as contributions or premiums on or before their due dates.

         (d) No Employee Plan is a "multiemployer plan" (within the meaning of Section 3 (37) or 4001(a)(3) of ERISA) or a "single employer pension plan" (within the meaning of Section 4001(a)(15) of ERISA) for which MNS could incur liability under Section 4063 or 4064 of ERISA. No Employee Plan is subject to Title IV of ERISA.

         (e) MNS does not have any Liability, nor does it have any Knowledge of any facts or circumstances that might give rise to any Liability, and the transactions contemplated by this Agreement will not result in any Liability:
(i) for the termination of or withdrawal from any Employee Plan under Sections 4062, 4063 or 4064 of ERISA; (ii) for any lien imposed under Sections 302(f) of ERISA or Section 412(n) of the Code; (iii) for any interest payments required under Section 302(e) of ERISA or Section 412(m) of the Code; (iv) for any excise tax imposed by Section 4971, 4972, 4980 or 4980B of the Code; (v) for any minimum funding contributions under Section 302(c)(11) of ERISA or Section 412(c)(11) of the Code; or (vi) for withdrawal from any multi-employer plan under Section 4201 of ERISA.

         (f) To the Knowledge of MedicalControl, Seller and MNS, MNS has complied with the continuation coverage provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), with respect to all current employees and former employees and other "qualified beneficiaries" (as defined in Code Section 4980B(g)(1) and ERISA Section 607(3)). All Employee Plans that are "group health plans," as defined in Section 5000(b) of the Code, have been operated in conformance with the Medicare as Secondary Payer provisions of the Social Security Act, and no Person is subject to liability under Section 5000(a) of the Code with respect to any such Employee Plan.

         (g) The form of each of the Employee Plans complies with the applicable terms of ERISA, the Code and all other applicable laws, and such Employee Plans have been operated in compliance with such laws and the written Employee Plan documents.

         (h) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service ("IRS"), and MNS, MedicalControl and Seller have no Knowledge of any circumstances that will or could result in revocation of any such favorable determination letter. Each trust created under any Employee Plan which is a pension plan (as defined in Section 3(2) of ERISA) has been determined to be exempt from taxation under Section 501(a) of the Code, and MedicalControl, MNS and Seller are not aware of any circumstance which will or could result in a revocation of such exemption. Each Employee Plan which is an employee welfare benefit plan (as defined in Section 3(1) of ERISA) that utilizes a funding vehicle described in Section 501(c)(9) of the Code or is subject to the provisions of Section 505 of the Code has been the subject of a notification by the IRS that such funding vehicle qualifies for tax-exempt status under Section 501(c)(9) of the Code and/or that the plan complies with
Section 505 of the Code, unless the IRS does not as a matter of policy issue such notification with respect to the particular type of plan. With respect to each Employee Plan, no event has occurred which will or could give rise to a loss of any intended tax consequence or to any Tax under Section 511 of the Code.

         (i) There is no material pending or, to the Knowledge of MNS, MedicalControl and Seller, threatened legal or administrative proceeding relating to any Employee Plan other than routine claims for benefits, nor is there any basis for any such proceeding. Neither MNS nor any fiduciary of an Employee Plan has engaged in a transaction with respect to any Employee Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject MNS or Purchaser to a Tax or penalty imposed by either
Section 4975 of the Code or Section 502(l) of ERISA or a violation of Section 406 of ERISA. The transactions contemplated by this Agreement will not result in the potential assessment of a Tax or penalty under Section 4975 of the Code or
Section 502(l) of ERISA nor result in a violation of Section 406 of ERISA.

         (j) MedicalControl has maintained workers' compensation coverage on behalf of MNS as required by applicable state law through purchase of insurance, self-insurance or otherwise.

         (k) Except as required by applicable laws, the consummation of the transactions contemplated by this Agreement will not accelerate the time of vesting, accelerate the time of payment, or increase the amount of compensation due to any employee, officer, former employee or former officer of MNS. There are no contracts or arrangements providing for payments that could subject any Person to Liability for Tax under Section 4999 of the Code.

         (l) Except for the continuation coverage requirements of COBRA, the requirements of other applicable laws, or benefits, the full cost of which is borne by the current or former employee (or his or her beneficiary) MNS has no obligation or potential Liability for medical expenses incurred by employees following termination of employment or retirement under any Employee Plan.

         (m) None of the transactions contemplated by this Agreement will result in an amendment, modification or termination of any of the Employee Plans. No written or oral representations have been made by MedicalControl, Seller or MNS to any employee or former employee of MNS promising or guaranteeing any employer payment or funding by MNS for the continuation of medical, dental, life or disability coverage for any period of time beyond the Closing

(except to the extent of coverage required under COBRA). No written or oral representations have been made by MedicalControl, Seller or MNS to any employee or former employee of MNS concerning the employee benefits of Purchaser.

         (n) No trade or business, whether or not incorporated, which would be treated as a single employer with MNS under Section 4001 of ERISA or Section 414(b), (c), (m) or (o) of the Code (a "Member of the Controlled Group") maintains or contributes to, or within the past six years has maintained or contributed to (i) a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA, or (ii) a plan that is subject to Title IV of ERISA. No Member of the Controlled Group has any Liability, nor have facts or circumstances occurred that might give rise to any Liability: (i) for any lien imposed under Section 302(f) of ERISA or Section 412(n) of the Code; (ii) for any interest payments required under Section 302(e) of ERISA or Section 412(m) of the Code; (iii) for any minimum funding contributions under Section 302(c)(11) of ERISA or Section 412(c)(11) of the Code; or (iv) for withdrawal from any multi-employer plan under Section 4201 of ERISA.

SECTION 2.10 MAJOR CUSTOMERS. The Disclosure Schedule accurately identifies each customer or other Person that (a) accounted for more than Fifty Thousand Dollars ($50,000) of the gross revenues of MNS during the year ended December 31, 1999,
(b) accounted for more than Twelve Thousand Five Hundred Dollars ($12,500.00) of the gross revenues of MNS during the three (3) months ended March 31, 2000 and
(c) certain other customers identified by MNS. None of MedicalControl, Seller or MNS have received any written notice indicating nor do they otherwise have Knowledge, that any customer of MNS or other Person described in the Disclosure
Schedule is reasonably likely to cease dealing with MNS, to change the applicable payment methodology such that MNS revenues received from such customer are reduced, or is reasonably likely to otherwise reduce the volume of business transacted by such customer or other Persons or entity with MNS below the levels set forth in the Disclosure Schedule.

SECTION 2.11 LITIGATION.

         (a) There is no action, suit, proceeding, or investigation pending or, to the Knowledge of MedicalControl, Seller or MNS, threatened, involving MNS, by or before any Governmental Entity or by any third party. There is no action, suit, proceeding or investigation which MNS, or Seller or MedicalControl on behalf of MNS, currently intends to initiate.

         (b) MNS is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of MedicalControl, Seller or MNS, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree, or award of any Governmental Entity, court, or arbitrator, including, without limitation, cease-and-desist or other orders.

SECTION 2.12 NO DEFAULT; COMPLIANCE WITH APPLICABLE LAWS.

         (a) None of MedicalControl, Seller or MNS is, nor have MedicalControl, Seller or MNS received written notice or any similar communication alleging that MNS may be, in default or violation of any term, condition or provision of (i) its certificate of incorporation or bylaws, (ii) any of the Material Agreements, which defaults and violations individually or in the aggregate have a Material Adverse Effect on MNS, or (iii) any statute, law, ordinance, regulation, judgment, decree, order, arbitration award or material licenses, permits, consents, approvals and authorizations of a Governmental Entity (collectively "Permits") applicable to MNS including, without limitation, laws, rules and regulations relating to the environment, managed care and insurance, occupational health and safety, employee benefits, wages, workplace safety, equal employment opportunity, and race, religious or sex discrimination, excluding from the foregoing clauses (ii) and (iii) defaults or violations which become applicable as a result of the business or activities in which Purchaser is or proposes to be engaged and in which MNS is not currently engaged or as a result of any acts or omissions by, or the status of any facts pertaining primarily to, Purchaser or its agents. Each Material Agreement listed on Section 2.16 of the Disclosure Schedule is in full force and effect and is valid and enforceable by MNS in accordance with its terms, except where the failure to be would not, individually or in the aggregate, have a Material Adverse Effect on MNS. To the Knowledge of MedicalControl, Seller and MNS, no other Person is in default in the observance or performance of any term or obligation to be performed by it under any Material Agreement, except for any defaults with respect to an agreement between MNS and a health care provider or one of its clients where such defaults would not individually or in the aggregate have a Material Adverse Effect. None of Seller, MedicalControl or MNS has received any written notice since January 1, 1998 from any federal or state regulatory authority alleging any violation described in clause (iii) or directing Seller, MedicalControl or MNS to take any remedial action in regard to MNS with respect to such law, ordinance or regulation, except for any such notices where MedicalControl, MNS and Seller have conclusively resolved and settled all of the issues raised by such notice with the Person issuing the notice, MNS, MedicalControl and Seller have paid any liability, fine or assessment resulting from such resolution or settlement and no additional action is required by MedicalControl, Seller or MNS with respect to any items arising from such notice.

         (b) Each of MedicalControl, Seller and MNS has all Permits necessary to conduct its business in the manner and in the areas in which it is presently being conducted, and all such Permits are valid and in full force and effect.

SECTION 2.13 TAXES.

         (a) Each of MedicalControl, Seller and MNS has correctly prepared and filed all Tax Returns (as hereinafter defined) required to be filed by it, or has obtained extensions for the filing thereof, and has paid in full all Taxes (as hereinafter defined) that have become due as reflected on any such return or report (including any interest and penalties with respect thereto shown to be due), and has fully accrued on its books or has established adequate reserves (as shown on the Closing Balance Sheet) for all Taxes payable but not yet due. Such Tax Returns in each case were prepared in accordance with applicable law. Neither MedicalControl nor MNS has any Liability for such Taxes for any period prior to the Closing, except as shown on such Tax Returns or the Closing Balance Sheet.

         (b) The amounts reflected as liabilities for Taxes on the Financial Statements are sufficient in all material respects for the payment of all accrued and unpaid Taxes of any nature, whether or not assessed or disputed, as of such date. The Closing Balance Sheet will not contain any reserves for federal income taxes of MNS.

         (c) There are no Tax liens affecting MedicalControl, Seller or MNS.

         (d) There are no outstanding written requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any material Taxes or deficiencies against MedicalControl, Seller or MNS.

         (e) No governmental claim for additional Taxes, interest, or penalties for any fiscal year is pending or threatened. No extension or waiver of any statute or limitations has been requested by, or granted to, MedicalControl or any of MNS with respect to any tax year, and no extension or waiver of time within which to file any Tax Return has been requested by or granted to them, except with respect to Tax Returns not yet filed but otherwise due. No unsatisfied deficiency, delinquency, or default for any Tax, assessment, or governmental charge has been claimed, proposed, or assessed against MedicalControl or any of MNS, nor have they received notice of any such deficiency, delinquency, or default, for any tax period. No pending audit or investigation by a Governmental Entity has been claimed, proposed or commenced with respect to MedicalControl or any of MNS, and no notice of any plans to do so have been received by the Seller or MNS.

         (f) None of MNS, MedicalControl or the Seller has any reason to believe that MNS has any contingent Liabilities for Taxes other than (i) those reflected in the Financial Statements, (ii) those arising in the Ordinary Course of Business since the date thereof, and (iii) those arising as a result of the transactions contemplated by this Agreement.

         (g) MNS is not a party to any agreement providing for the allocation or sharing of Taxes, except with Seller, MedicalControl and their Affiliates (as hereinafter defined). During the period of its existence, MNS has been a member of the consolidated group of MedicalControl, Seller and their Affiliates for federal Tax purposes.

         (h) As used in this Agreement, "Affiliate(s)" shall have the meaning set forth in Rule 12b-2 of the Exchange Act of 1934, as amended.

         (i) As used in this Agreement, "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, value added, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the IRS or any taxing authority, whether domestic or foreign including, without limitation, any state, local or foreign government or any subdivision or taxing agency thereof (including a United States possession), whether computed on separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, penalties or additional amounts attributable to, or imposed upon, or with out respect to, any such Taxes, charges, fees, levies or other assessments.

         (j) As used in this Agreement, "Tax Return" shall mean any report, return, document declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes.

SECTION 2.14 PROPERTIES. MNS does not own any real property. MNS has good, valid and defensible or, with respect to real property, marketable title to or valid leasehold interests in all assets used in its business (except for Intellectual Property, as defined in Section 2.15) and to those assets reflected on the Financial Statements (except for assets disposed of, cash used and accounts receivable collected or written down in ordinary course since March 31, 2000), free and clear of Encumbrances, other than liens for Taxes not yet delinquent, liens imposed by law for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, liens in respect of pledges or deposits under workers' compensation laws or similar legislation, purchase money security interests given in connection with the acquisition of assets and minor liens and encumbrances that do not materially detract from the value of the assets subject thereto or materially impair the operations of MNS. All equipment included in such assets which is necessary to the business of MNS is in good condition and repair (ordinary wear and tear excepted) and all leases of real or personal property to which MNS is a party are fully effective and afford MNS peaceful and undisturbed possession of the property subject to the lease. The property and assets of MNS are sufficient for the conduct of its business as presently conducted. To the Knowledge of MedicalControl, Seller and MNS, MNS is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned or leased properties, nor has MNS received any notice of any such violation. There are no defaults by MNS or, to the Knowledge of MedicalControl, Seller and MNS, by any other party under any lease of real or personal property which might curtail in any material respect the present use by MNS of its respective properties.

SECTION 2.15 INTELLECTUAL PROPERTY. There are no pending or threatened claims of which MedicalControl, Seller or MNS have been given written notice, by any Person against MNS' use or ownership of any trademarks, trademark registrations, trade names, trade secrets, service marks, service names, logos, assumed names, copyrights and copyright registrations, patents and all applications therefor, or other intellectual property ("Intellectual Property"). MNS has such rights, by license, lease or other agreement, with respect to the Intellectual Property used in MNS' business as are necessary to permit MNS to conduct its business as currently conducted, except where the failure to have such rights, individually or in the aggregate, would not have a Material Adverse Effect. MNS, MedicalControl and Seller have not received any written notice of and no inquiry by MedicalControl, Seller or MNS has revealed any actual, alleged, possible, or potential infringement by MNS of any Intellectual Property owned or used by any other Person.

SECTION 2.16 CONTRACTS.

         (a) Seller has delivered or made available to Purchaser copies of all written Material Agreements of MNS or that affect the assets of MNS, each of which is listed on the Disclosure Schedule. As used in this Agreement, "Material Agreement(s)" of a Person shall mean each agreement, arrangement, instrument, bond, commitment, franchise, indemnity, indenture, lease, license or understanding to which such Person is a party or to which such Person or any of its properties is subject that (i) obligates such Person to pay an amount in excess of Fifty Thousand

Dollars ($50,000) in any twelve (12) month period beginning after December 31, 1999; (ii) provides for the extension of credit to an unaffiliated third party in an amount greater than Fifty Thousand Dollars ($50,000); (iii) provides for a guaranty by such Person of obligations of others in excess of Fifty Thousand Dollars ($50,000); (iv) constitutes an employment agreement, consulting agreement or personal service contract not terminable on less than sixty (60) days' notice without penalty; (v) expressly limits, in any material respect, the ability of such Person to engage in any business, compete with any Person or expand the nature or geographic scope of its business; (vi) pursuant to which such Person is entitled to receive an amount in excess of Fifty Thousand Dollars ($50,000) in any twelve month period beginning after December 31, 1999; (vii) constitutes a lease by such Person of real property; or (viii) constitutes a contract between MNS and any healthcare provider that is listed on the Disclosure Schedule.

         (b) Seller has provided Purchaser with a copy of MNS' current form agreements for participating providers and contracted customers, as applicable.

SECTION 2.17 LABOR MATTERS.

         (a) MNS has no existing contracts with directors, officers, employees or shareholders that are not cancelable by it on notice of not longer than thirty (30) days and without Liability, penalty or premium. True and accurate copies of such contracts (as amended or supplemented) have been delivered to Purchaser. There are no labor strikes, disputes, slow downs, work stoppages or other labor troubles or grievances pending, or threatened, against or involving MNS. No employees of MNS are covered by any collective bargaining agreement, and no collective bargaining agreement or other labor union agreement or agreement with organized labor for employees of the Operative Companies is currently being negotiated. No unfair labor practice complaint before the National Labor Relations Board, no charges pending before the Equal Employment Opportunity Commission, and no lawsuit, complaint, charge or grievance of any nature before any similar or comparable Governmental Authority in any case relating to MNS or the conduct of their business, is pending or, to the Knowledge of MedicalControl, Seller and MNS, threatened. MNS has not received notice of the intent of any Governmental Entity responsible for the enforcement of labor or employment laws to conduct any investigation of or relating to MNS or the conduct of its business. MNS is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it or amounts required to be reimbursed to such employees, except in connection with the employment agreements listed on the Disclosure Schedule. Upon termination of employment of said employees, no severance or other payments will become due. None of MNS or its Affiliates has any policy, practice, plan or program of paying severance compensation in connection with the termination of employment or services, except in connection with the employment agreements listed on the Disclosure Schedule. There are no unresolved charges of employment discrimination or unfair labor practices against or affecting MNS.

         (b) MNS (i) is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, (ii) is in compliance with all of its obligations under applicable workers compensation laws, and (iii) is not engaged in any unfair labor practice.

         (c) Since December 31, 1999, no key employees of MNS have been terminated or have resigned their employment.

         (d) Set forth on the Disclosure Schedule is a list of the employees of MNS and a schedule of the hire dates, compensation and benefits currently received by such employees.

SECTION 2.18 ENVIRONMENTAL MATTERS. MNS is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as hereinafter defined) are used or have been used, stored, or disposed of by MNS or, to the Knowledge of MedicalControl, Seller or MNS, by any other Person on any property leased or used by MNS. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials. To the Knowledge of MedicalControl, Seller and MNS, no site operated or leased by MNS contains any asbestos or asbestos-containing material, any polychlorinated biphenyls (PCBs) or equipment containing PCBs, or any urea formaldehyde foam insulation.

SECTION 2.19 SUBSIDIARIES. MNS does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. MNS is not a participant in any joint venture, partnership or similar agreement.

SECTION 2.20 BROKER OR FINDERS. MedicalControl and Seller represent, as to MedicalControl, Seller and MNS, that no agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 2.21 PERFORMANCE OF SERVICES.

         (a) To the Knowledge of MedicalControl, Seller and MNS, MNS will not incur or otherwise become subject to any Liability arising directly or indirectly from any services performed by or on behalf of, MNS on or at any time prior to the Closing Date, except for those that may from time to time arise in the Ordinary Course of Business. As used in this Agreement, "Liability" shall mean any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

         (b) Since January 1, 1998, no customer or other Person has asserted or, to the Knowledge of MedicalControl, Seller and MNS, threatened to assert, any material claim against MNS (i) under or based upon any warranty provided by or on behalf of MNS, or (ii) under or based upon any other warranty relating to any services provided by or on behalf of MNS. To the Knowledge of MedicalControl, Seller and MNS, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for the assertion of any such claim, against MNS or Purchaser.

SECTION 2.22 INSURANCE.

         (a) The Disclosure Schedule sets forth, with respect to each insurance policy maintained by or at the expense of, or for the direct or indirect benefit of, MNS: (i) the name of the insurance carrier that issued such policy and the policy number of such policy; (ii) whether such policy is a "claims made" or an "occurrences" policy; and (iii) the per incident and aggregate policy coverage limit. The Disclosure Schedule also identifies (A) each pending application for insurance that has been submitted by or on behalf of MNS, and (B) each self-insurance or risk-sharing arrangement affecting MNS or any of its assets. MedicalControl, Seller or MNS has delivered to Purchaser accurate and complete copies of all of the insurance policies identified in the Disclosure Schedule (including all renewals thereof and endorsements thereto) and all of the pending applications identified in the Disclosure Schedule.

         (b) Each of the policies identified in the Disclosure Schedule (i) is a valid contract and is in full force and effect accordance with its respective terms and (ii) to the Knowledge of MedicalControl, Seller and MNS, has been issued by an insurance carrier that is solvent, financially sound and reputable. All of the information contained in the applications submitted in connection with said policies was (at the times said applications were submitted) accurate and complete. All premiums and other amounts owing with respect to said policies have been paid in full on a timely basis. The nature, scope and dollar amounts of the insurance coverage provided by said policies are sufficient to adequately insure MNS' business, assets, operations, key employees, services and potential Liabilities, including professional liability, as they exist immediately prior to the Closing Date.

         (c) There is no pending claim under or based upon any of the policies identified in the Disclosure Schedule related to MNS, and to the Knowledge of MedicalControl, Seller and MNS, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any such claim.

         (d) None of MedicalControl, Seller or MNS has received: (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the policies identified in the Disclosure Schedule or regarding any actual or possible adjustment in the amount of the premiums payable with respect to any of said policies; or (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of the policies identified in the Disclosure Schedule.

SECTION 2.23 BANK ACCOUNTS. The Disclosure Schedule accurately sets forth, with respect to each account maintained by or for the benefit of MNS at any time subsequent to September 30,

1999 at any bank or other financial institution (except those maintained by MedicalControl or Seller that are not being transferred to Purchaser at the Closing):

         (a) the name and location of the institution at which such account is maintained;

         (b) the name in which such account is maintained and the account number of such account;

         (c) a description of such account and the purpose for which such account is used;

         (d) the current balance in such account;

         (e) the rate of interest being earned on the funds in such account; and

         (f) the names of all individuals authorized to draw on or make withdrawals from such account.

         There are no safe deposit boxes or similar arrangements maintained by or for the benefit of MNS.

SECTION 2.24 RECEIVABLES. All those accounts receivable reflected on the Closing Balance Sheets that have not yet been collected and those accounts receivable that have arisen since March 31, 2000 and have not yet been collected (i) represent valid obligations of customers of MNS arising from bona fide transactions entered into in the Ordinary Course of Business; and (ii) in the aggregate, will be collected in full (without any counterclaim or setoff), net of reserves; provided, that Purchaser and MNS use their commercially reasonable efforts, and no less effort than has been applied in the Ordinary Course of Business of MNS, to collect such accounts receivable.

SECTION 2.25 RELATED PARTY TRANSACTIONS.

         (a) Since January 1, 1999, no Related Party (as hereinafter defined) has (i) entered into, or has had any direct or indirect financial interest in, any agreement of MNS, transaction or business dealing of any nature involving MNS, (ii) had any direct or indirect interest of any nature in any amount and in or otherwise relating to MNS, or (iii) been indebted to MNS.

         (b) No Related Party (or any employee of, consultant to or other Representative (as hereinafter defined) of a Related Party) provides, or has since January 1, 1999, provided, any materials, services or support to MNS, whether or not for compensation.

         (c) No Related Party presently acquires, or has since January 1, 1999, acquired, any materials, services or support from MNS, whether or not for compensation.

         (d) No Related Party has any claim or right against MNS. No event has occurred, and to the Knowledge of MedicalControl, Seller or MNS, no condition or circumstance exists, that would

(with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any such claim or right in favor of any Related Party against MNS.

         (e) A "Related Party" means any stockholder of Seller or MNS, any person who is or has been a director or officer of MNS, MedicalControl or Seller, any member of the family of any such individual, or any entity that is an Affiliate of any one of the foregoing.

         (f) "Representatives" of a specified party shall mean officers, directors, employees, attorneys, accountants, advisors and other representatives of such party, including, without limitation, in the case of MedicalControl or Seller, all direct and indirect subsidiaries of MedicalControl or Seller and all such Persons with respect to such subsidiaries.

SECTION 2.26 HEALTHCARE MATTERS. MNS has not entered into any provider or other agreement with the Health Care Financing Administration ("HCFA"), Medicare, CHAMPUS, TRICARE, any Medicaid agency or any other Governmental Entity (other than county or other government owned or operated hospitals or facilities). To the Knowledge of MedicalControl, Seller and MNS, MNS has not entered into any agreement, whereby it has provided any network of providers or particular provider to any Person that (a) provides services to Medicare or Medicaid beneficiaries through managed care plans or health maintenance organizations contracting with HCFA or Medicare including MediChoice+ Plan or (b) provides services to any person whose health benefits are paid by Medicare or any Medicaid agency as a secondary payor.

SECTION 2.27 FULL DISCLOSURE.

         (a) None of this Agreement nor any schedule, exhibit or certificate delivered pursuant hereto contains or will contain any untrue statement of material fact, nor omits or will omit to state any fact necessary to make any of the representations, warranties or other statements or information contained herein and therein not materially misleading. To the extent such representations permit omission of items within the Knowledge of MedicalControl, Seller or MNS which would otherwise be required to be discussed because they are not material or do not or would not have a Material Adverse Effect, such omissions in the aggregate will not and do not have a Material Adverse Effect on MNS or Purchaser.

         (b) All of the information set forth in the Disclosure Schedule, and all other information regarding MNS and its business, condition, assets, liabilities, operations, financial performance and net income that has been furnished to Purchaser or any of its Representatives by or on behalf of MedicalControl, Seller or MNS or any of MedicalControl's, Seller's or MNS' Representatives, including copies of Material Agreements and other documents, is accurate and complete in all material respects.

SECTION 2.28 POWER OF ATTORNEY. MedicalControl, Seller and MNS have not given a power of attorney to any person with respect to the business, operations or assets of MNS.

SECTION 2.29 SOLVENCY. Upon consummation of the Closing, after giving effect to the consummation of all of the transactions contemplated hereby, including without limitation receipt of



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the payments to be made to Seller as contemplated in this Agreement, neither
MedicalControl nor Seller will (a) be insolvent (either because its financial condition is such that sum of its debts is greater than the fair value of its assets or because the present fair salable value of its assets will be less than the amount required to pay its probable liability on its debts as they become absolute and matured), (b) have unreasonably small capital with which to engage in its business or (c) have incurred (and reasonably believes it will not incur) debts beyond its ability to pay as they become absolute and matured.

SECTION 2.30 CORPORATE NAME. Since January 1, 1999, MNS has not done or conducted business under, and currently is not conducting business under, any name or other corporate identity other than as set forth in the Disclosure Schedule.

SECTION 2.31 YEAR 2000. To the Knowledge of MedicalControl and Seller, all operating system, application and other computer software included in the assets owned by MNS is currently Year 2000 Compliant. "Year 2000 Compliance" or "Year 2000 Compliant" as used in this Agreement shall mean with respect to any computer software or other microprocessor dependent equipment: (i) the functions, calculations, and other computing processes of the equipment or software perform in a consistent and correct manner without interruption regardless of the date on which the processes are actually performed, whether before, on, or after January 1, 2000; (ii) the equipment or software accepts, calculates, compares, sorts, extracts, sequences, and otherwise processes date inputs and date values, and returns and displays date values, in a consistent and correct manner regardless of the dates used whether before, on, or after January 1, 2000; (iii) the equipment or software accepts, stores, displays and responds to date information in a manner that resolves any ambiguities as to century in a defined, predetermined, and appropriate manner; and (iv) leap years will be determined by the following standard: (A) if dividing the year by 4 yields an integer, it is a leap year, except for years ending in 00, but (B) a year ending in 00 is a leap year if dividing it by 400 yields an integer.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to MedicalControl, Seller and MNS as follows:

SECTION 3.1 ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted. Purchaser is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect.

SECTION 3.2 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. Purchaser has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to make all payments required to be made by



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Purchaser to Seller under this Agreement. The execution, delivery and performance by Purchaser of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings, and no other corporate action on the part of Purchaser is necessary to authorize the execution and delivery by Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and, assuming due and valid authorization, execution and delivery hereof by MedicalControl, Seller and MNS, this Agreement constitutes a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

SECTION 3.3 CONSENT AND APPROVALS; NO VIOLATIONS. Neither the execution, delivery nor performance of this Agreement by Purchaser nor the consummation by Purchaser of the transactions contemplated hereby will (a) violate any provision of the certificate of incorporation or bylaws of Purchaser; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any agreement to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound; (c) violate any order, writ, judgment, injunction, decree, law, statute, rule or regulation applicable to Purchaser or any of its properties or assets, or (d) except for those filings required pursuant to applicable state and federal securities laws, require on the part of Purchaser any filing or registration with, notification to, or authorization, consent or approval of any Governmental Entity.

SECTION 3.4 ACQUISITION FOR INVESTMENT. The Shares will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

SECTION 3.5 BROKERS OR FINDERS. Purchaser represents, as to itself, its subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by the Agreement, except for a payment to be made by Purchaser to John Funk & Associates, and Purchaser shall indemnify and hold Seller and its Affiliates harmless from any liability for payment of any fees or expenses to the foregoing.



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

                                   ARTICLE IV
                                    COVENANTS

SECTION 4.1 TAX MATTERS.

         (a) MEDICALCONTROL AND SELLER INDEMNIFICATION. MedicalControl and Seller shall, jointly and severally, be liable for, and shall indemnify and hold Purchaser harmless against, any and all Taxes imposed on MNS relating or apportioned to any taxable year or taxable period ending on or before the Closing Date, but only to the extent of any federal income taxes accruing prior to the Closing Date or, as to all other Taxes, to the extent that such Taxes exceed the amount of Taxes set forth as a liability on the Closing Balance Sheet, as finally adjusted pursuant to Section 1.7. To appropriately apportion any income Taxes relating to any taxable year beginning before and ending after the Closing Date, the parties shall apportion such income Taxes to the taxable period ending on or before the Closing Date by a closing of MNS' books consistent with its past practices for reporting items, except that (i) exemptions, allowances or deductions that are calculated on a time basis, such as the deduction for depreciation, shall be apportioned on a time basis and (ii) all Taxes relating to actions occurring after the Closing shall be apportioned to the period ending after the Closing Date. To appropriately apportion any non-income Taxes relating to any taxable year beginning before and ending after the Closing Date, the parties shall apportion such non-income Taxes to the taxable period ending on or before the Closing Date as follows: (i) ad valorem Taxes (including, without limitation real and personal property taxes) shall be accrued on a daily basis over the period for which such Taxes are levied, or if it cannot be determined over the period such Taxes are being levied, over the fiscal period of the relevant taxing authority in each case irrespective of the lien or assessment date of such Taxes, (ii) all Taxes relating to actions occurring after the Closing shall be apportioned to the period ending after the Closing Date and (iii) franchise and other privilege Taxes not measured by income shall be accrued on a daily basis over the period to which the privilege relates. Furthermore, any attribute which was created in a taxable year or taxable period ending on or before the Closing Date, and which Seller or MedicalControl has utilized with respect to such period, shall be solely for the benefit of Seller and MedicalControl.

         (b) PURCHASER AND MNS INDEMNIFICATION. Purchaser and MNS shall be liable for, and shall indemnify and hold Seller and any of its Affiliates harmless against, any and all Taxes imposed on MNS relating or apportioned to any taxable year or taxable period ending after the Closing Date including, without limitation, all Taxes set forth on the Closing Balance Sheet, as finally adjusted pursuant to Section 1.7.

         (c) PREPARATION OF TAX RETURNS. MedicalControl and Seller shall prepare and file, or cause to be filed, all federal Tax Returns (including amended federal Tax Returns) relating to MNS for any taxable year or taxable period ending on or prior to the Closing Date; provided, however, that MNS shall file all informational filings that relate to any tax period ending on or prior to the Closing Date, but which do not become due until after the Closing Date. Purchaser shall prepare and file, or cause MNS to prepare and file, all other Tax Returns relating to MNS covering periods prior to Closing.



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

         (d) REFUNDS OR CREDITS. Purchaser or MNS shall promptly pay to Seller or MedicalControl any refunds or credits (including interest thereon) relating to Taxes for which Seller or MedicalControl is liable under Section 4.1(a) hereof or which were set forth as a liability on the Closing Balance Sheet. For purposes of this Section 4.1(d), the terms "refund" and "credit" shall include a reduction in Taxes and the use of an overpayment of Taxes as an audit or other Tax offset. Receipt of a refund shall occur upon the filing of a Tax Return or an adjustment therein using such reduction, overpayment or offset, or upon the receipt of cash. Upon the reasonable request of MedicalControl or Seller, Purchaser shall prepare and file, or cause to be prepared and filed, all claims for refunds relating to such Taxes; provided, however, that (i) Purchaser shall not be required to file such claims for refund to the extent such claims for refund would have a Material Adverse Effect in the future, and (ii) Purchaser shall be reimbursed for its expenses in preparing and filing such claims. Purchaser shall be entitled to all other refunds and credits of Taxes; provided, however, Purchaser will not allow the amendment of any Tax Return relating to any Taxes for a period (or portion thereof) ending on or prior to the Closing Date or the carryback of an item to a period ending prior to Closing without MedicalControl's or Seller's consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if there is an adjustment to any taxable year or taxable period of MNS ending on or before the Closing Date, and Purchaser or MNS (directly or indirectly) obtains a deferred tax benefit as a result of such adjustment, then Purchaser shall promptly provide a notice of such change and benefit to Seller and, when the tax benefit is realized by Purchaser or MNS, it immediately shall pay to Seller or MedicalControl an amount in cash equal to the dollar amount of such benefit.

         (e) MUTUAL COOPERATION. As soon as practicable, but in any event within fifteen (15) days after either Seller's or Purchaser's request, as the case may be, Purchaser shall deliver to Seller or Seller shall deliver to Purchaser, as the case may be, such information and other data relating to the Tax Returns and Taxes of MNS and shall provide such other assistance as may reasonably be requested, to cause the completion and filing of all Tax Returns or to respond to audits by any taxing authorities with respect to any Tax Returns or taxable periods or to otherwise enable Seller, Purchaser or MNS to satisfy their accounting or Tax requirements. For a period of five (5) years from and after the Closing, Purchaser and Seller shall, and shall cause their Affiliates to, maintain and make available to the other party, on such other party's reasonable request, copies of any and all information, books and records referred to in this Section 4.1(e).

         (f) CONSENT. Whenever any taxing authority asserts a claim, makes an assessment or otherwise disputes the amount of Taxes (i) for which MedicalControl or Seller is or may be liable under this Agreement, or (ii) that relate to a taxable year or taxable period ending on or before the Closing Date, or if such taxing authority delivers a notice of proposed audit for such a taxable period, Purchaser shall promptly inform MedicalControl or Seller within five (5) business days, provided it or MNS is informed thereof. MedicalControl or Seller shall have the right to control any resulting proceedings and to determine whether and when to settle any such claim, assessment or dispute to the extent such proceedings or determinations affect the amount of Taxes for which MedicalControl or Seller may be liable under the Agreement. If Purchaser fails to provide such notice and such failure shall prejudice Seller's or MedicalControl's ability to defend such claim, assessment or dispute, then Seller's or MedicalControl's obligation under Section 4.1(a) shall be null and void with regard to such claim, assessment or dispute to the extent of such prejudice. Without



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

limiting the foregoing, Purchaser shall promptly provide copies to MedicalControl or Seller of any correspondence from any taxing authority relating to any taxable year or taxable period ending or on or before the Closing Date, or relating to Taxes for which Seller or MedicalControl may be liable. Whenever any taxing authority asserts a claim, makes an assessment or otherwise disputes the amount of Taxes for which Purchaser is liable under this Agreement, Purchaser shall have the right to control any resulting proceedings and to determine whether and when to settle any such claim, assessment or dispute, except to the extent such proceedings affect the amount of Taxes for which Seller or MedicalControl may be liable under this Agreement, in which case Seller and MedicalControl shall have the foregoing rights to control the proceedings (but only to such extent). Purchaser further agrees that the statute of limitations for any taxable year or taxable period ending on or before the Closing Date shall not be extended without the prior written consent of MedicalControl and Seller.

         (g) SURVIVAL OF OBLIGATIONS. The obligations of the parties set forth in this Section 4.1 shall be unconditional and absolute, and shall remain in effect until thirty (30) days after the expiration of the applicable statute of limitations.

SECTION 4.2 PUBLICITY. The initial press releases with respect to the execution of this Agreement shall be reasonably acceptable to Purchaser and Seller. For one (1) year after the date of this Agreement none of Purchaser, Seller or MedicalControl nor any of their respective Affiliates shall issue or cause the publication of any press release with respect to the transaction contemplated hereby or this Agreement without the prior agreement of the other party which agreement shall not be unreasonably withheld, except as may be required by law or by any listing agreement with a national securities exchange and except for any disclosure consistent with any other disclosure previously approved by the other party.

SECTION 4.3 FURTHER ASSURANCES. Each party agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

SECTION 4.4 USE OF NAMES. MedicalControl and Seller shall cease using any and all trade names, trademarks, logos and trade dress belonging to MNS in its literature, inventory, products, labels, packaging, supplies or other materials relating to MNS (including the name "MedicalControl") as soon as available supplies thereof are exhausted and in any event within one hundred twenty (120) days after the Closing Date. In addition, within the foregoing 120 day period Seller and MedicalControl shall take such steps as may be necessary to change the names of Seller and MedicalControl to a name that shall be sufficiently different from "MedicalControl" so that there shall be no reasonable chance of confusion with Purchaser's operation of the business of MNS after the Closing. The necessary steps shall include filing both a change of name certificate in its jurisdiction of incorporation and a change of name certificate in any jurisdiction where the filing of such a certificate may be required. Subsequent to the change of name, MedicalControl will instruct its transfer agent to begin procedures to exchange its outstanding stock certificates for certificates bearing its new name; however, the parties acknowledge that all of such certificates may not be exchanged prior to the expiration of such 120 day period.



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SECTION 4.5 NON-COMPETITION. None of MedicalControl, Seller nor any of their
Affiliates, shall own, operate or manage, either directly or through any subsidiary or affiliated company, in the United States for a period of three (3) years from and after the Closing Date any preferred provider network business in which MNS is engaged as of the Closing Date; provided, however, that it is understood that Seller owns ppoONE.com, inc., ValueCheck, Inc. and Diversified Group Administrators, Inc. (together the "Other Subsidiaries") and that neither MedicalControl's nor Seller's ownership, operation and active management (direct or indirect) of the Other Subsidiaries or any other business or venture engaged in the same businesses as engaged in by the Operating Subsidiaries as of the Closing Date shall not constitute a violation of this Section 4.5. The parties agree that certain of the Other Subsidiaries may from time to time offer back office services to preferred provider organizations, such as credentialing and repricing, without violating this Section 4.5.

SECTION 4.6 NON-SOLICITATION. For a period of two (2) years from and after the Closing Date, none of Purchaser, Seller or MedicalControl will, either for itself or any other Person, (a) induce or attempt to induce any employee to leave the employ of the other party or any other entity controlled by, controlling or under common control with such party, (b) in any way interfere with the relationship between the other party or any of its Affiliates and any of their respective employees, (c) employ, or otherwise engage as an employee, independent contractor or otherwise, any employee of the other party or any of its Affiliates, or (d) except for any customer of ValueCheck, Inc. and any customer of Purchaser or MNS approached by ValueCheck, Inc., induce or attempt to induce any customer, supplier, licensee, or business relation of the other party or any of its Affiliates to cease doing business with the other party or such Affiliate, or in any way interfere with the relationship between any customer, supplier, licensee, or business relation of the other party or such Affiliate. The provisions of this Section 4.6 shall not prohibit the Purchaser's employment of any employee of MNS in connection with the consummation of the transactions contemplated by this Agreement.

SECTION 4.7 PROPRIETARY INFORMATION. Unless and until the Closing occurs, each party shall keep and retain in confidence and shall not use for any purpose other than to evaluate the transactions contemplated under this Agreement any and all of the confidential and proprietary information respecting the other parties set forth or referenced in the Disclosure Schedule or otherwise provided to the receiving party by the disclosing party in connection with or in anticipation of the Closing, irrespective of the form in which it is delivered or when delivered (the "Proprietary Information"). The preceding requirement shall not apply to Proprietary Information that (a) a party was in the possession of, or was rightfully known by, the receiving party or its Representatives, without an obligation to maintain its confidentiality prior to receipt from the disclosing party or its Representatives, (b) is or becomes generally known to the public without violation of this Agreement, (c) is obtained by the receiving party or its Representatives in good faith from a third party having the right to disclose it without an obligation of confidentiality, or (d) is independently developed by the receiving party or its Representatives without the participation of individuals who have had access to the Proprietary Information. In the event the Agreement is terminated prior to Closing for any reason, the receiving party agrees to either return to the disclosing party all of the Proprietary Information subject to this Section 4.7 (including all copies) in its possession or under its control or to purge, shred or otherwise destroy all such Proprietary Information not returned, at the



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option of the disclosing party. The receiving party shall, and shall cause each of its Representatives to, keep and maintain all Proprietary Information subject to this Section 4.7 confidential in any case in which Closing does not occur and not avail itself of or use any of such Proprietary Information for its own benefit. The receiving party shall promptly certify its compliance with the foregoing in the event of any termination of the Agreement. The foregoing agreements are in addition to and not in place of the parties' respective obligations under the confidentiality agreement described in Section 10.6.

SECTION 4.8 RETAINED LIABILITIES. Except for (i) the BankOne Debt and any other long term indebtedness of any of MNS (the BankOne Debt and any other long term indebtedness MNS, including without limitation current portions of long term indebtedness, are referred to herein collectively as "Seller Debt"), and (ii) the payment of (X) Taxes for which Seller and MedicalControl are liable as provided under Section 4.1(a), including income taxes for which they are liable under such Section, and (Y) employee benefits for which Seller and MedicalControl are liable under Sections 5.2 and 5.3 (collectively such Taxes and employee benefits are referred to herein as the "Retained Liabilities"), Purchaser and Seller agree that neither Seller nor MedicalControl is retaining, nor shall they be deemed to have assumed or be obligated to assume or be liable for the payment or performance of any Liability relating to MNS following the Closing. At all times after the Closing, MNS shall be solely liable for any Liabilities of MNS other than the Retained Liabilities. Seller and MedicalControl shall be solely liable for payment of any Retained Liabilities.

                                    ARTICLE V
                         EMPLOYEES AND EMPLOYEE BENEFITS

5.1 HIRING EMPLOYEES.

         (a) All employees of MNS who are employed by MNS as of September 1, 2000 are identified on the Disclosure Schedule, and provided their employment is not terminated prior to the Closing (whether voluntarily or involuntarily), such employees will be employed by MNS immediately following the Closing. Such employees are referred to in this Agreement as "Assumed Employees".

         (b) Purchaser agrees that, for a period of sixty (60) days after the Closing Date, it will not cause any of the Assumed Employees hired by it to suffer "employment loss" for purposes of the WARN Act if such employment loss could create any Liability for Seller or its Affiliates, unless Purchaser delivers notices under the WARN Act in such a manner and at such a time that Seller and its Affiliates bear no Liability with respect thereto. The parties agree that the foregoing provisions are for the benefit and protection of Seller and MedicalControl, and no Assumed Employee is intended to be, nor shall be deemed to be, a third party beneficiary of Purchaser's obligations under this
Article IV.

5.2 EMPLOYEE BENEFIT PLANS. Except as expressly provided otherwise in this
Article V and except for any Liabilities set forth on the Closing Balance Sheet (as finally adjusted pursuant to Section 1.7), Seller and MedicalControl shall have and retain exclusive liability and responsibility for providing any and all benefits due and payable to or in respect of participants and other beneficiaries under any Employee Plan currently available to employees of MNS in accordance with the terms of such plans and applicable law. After the Closing, Purchaser and/or MNS shall replace the Employee Plans with such employee benefit plans as they deem appropriate for the benefit of the Assumed Employees.

5.3 WORKERS' COMPENSATION; SEVERANCE.

         (a) MedicalControl and Seller retain all responsibility for any workers' compensation claims arising out of work performed by employees of MNS prior to the Closing for which claims have been filed prior to the Closing Date or within six (6) months thereafter. All other workers' compensation claims shall constitute part of the Liabilities of MNS being acquired by Purchaser hereunder.

         (b) MedicalControl and Seller shall be solely responsible for paying the "change in control" payments that would become due to either or both Rick Huntington or Ralph Smith under their current employment agreements with MNS, as a result of the Closing hereunder and the acquisition of MNS by Purchaser. MedicalControl and Seller shall not be obligated to make such payments hereunder unless Purchaser maintains the effectiveness of the current employment agreement of the applicable employee and employs such person following the Closing in accordance with the terms of such agreements, and no payments will be made by Seller or MedicalControl for any termination of such employees by Purchaser or MNS after the Closing.

                                   ARTICLE VI
                                 INDEMNIFICATION

SECTION 6.1 INDEMNIFICATION BY MEDICALCONTROL AND SELLER. Subject to the limits set forth in this Article VI, MedicalControl and Seller agree, jointly and severally to indemnify, defend and hold Purchaser, MNS and their respective officers, directors, agents and Affiliates, harmless from and in respect of (a) any and all losses, damages, Liabilities, costs and expenses (including without limitation, reasonable expenses of investigation and defense fees and disbursements of counsel and other professionals) (collectively, "Losses"), arising directly or indirectly out of or directly or indirectly due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of MedicalControl, Seller or MNS contained in this Agreement or the Disclosure Schedule and (b) any Indebtedness relating to any Seller Debt. As used in this Agreement, "Indebtedness" shall mean any debt owed to any Person, contingent or otherwise, short term or long term, except for payroll obligations, accounts payable and similar obligations arising in the Ordinary Course of Business or shown on the Financial Statements.

SECTION 6.2 INDEMNIFICATION BY PURCHASER. Subject to the limits set forth in this Article VI, Purchaser agrees to indemnify, defend and hold MedicalControl and Seller, their respective officers, directors, agents and Affiliates, harmless from and in respect of (a) any and all Losses that arise directly or indirectly out of or are directly or indirectly due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Purchaser contained in this Agreement, and (b) any and all Liabilities of MNS disclosed on the Closing Balance

Sheet, as finally adjusted pursuant to Section 1.7, including without limitation any such Liabilities arising from (i) severance payments or costs relating to the employees of MNS that arise from any termination following the Closing (excluding any change of control provisions under the applicable employment agreements referenced in Section 5.3), and (ii) Liabilities relating to vacation, sick pay or other current employee benefit payments of such employees.

SECTION 6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES; LIMITATIONS ON INDEMNITY. The several representations and warranties of the parties contained in this Agreement or in any instrument delivered pursuant to this Agreement will survive the Closing Date and will remain in full force and effect thereafter for a period of eighteen (18) months from the Closing Date (unless the person seeking indemnification had knowledge of the existence of the particular breach of warranty or inaccuracy of representation hereunder from which the claim arises prior to Closing); provided, however, that the representations and warranties contained in Sections 2.2 and 2.3, and the indemnification obligations related thereto, will remain in full force and effect indefinitely (unless the person seeking indemnification had knowledge of the existence of the particular breach of warranty or inaccuracy of representation hereunder from which the claim arises prior to Closing); provided, further, that the representations and warranties contained in Section 2.13, and the indemnification obligations related thereto, will remain in full force and effect for a period equal to the applicable statute of limitations (unless the person seeking indemnification had knowledge of the existence of the particular breach of warranty or inaccuracy of representation hereunder from which the claim arises prior to Closing); and provided, further, that such representations or warranties, and such related indemnification obligations, shall survive (if at all) beyond such period with respect to any inaccuracy therein or breach thereof, notice of which shall have been duly given within such time period in accordance with Article VI. Anything to the contrary contained herein notwithstanding, no party shall be entitled to recover Losses from the other unless and until the total of all claims for Losses with respect to any inaccuracy or breach of any such representations or warranties or breach of any covenants, undertakings or other agreements, whether such claims are brought under this Article VI or otherwise, exceeds Three Hundred Thousand U.S. Dollars ($300,000) in the aggregate. If the total amount of such Losses exceeds Three Hundred Thousand U.S. Dollars ($300,000), then the party entitled to recovery hereunder shall be entitled to recover the amount of such Losses that are in excess of the foregoing amount; provided, further, that no party shall be entitled to recover from the other more than Eight Million Five Hundred Thousand U.S. Dollars ($8,500,000), except in the case of fraud or intentional misconduct. The foregoing limitations shall not apply to (i) Purchaser's right to recover any Losses directly or indirectly resulting from any inaccuracy of the representations and warranties contained in Sections 2.2, 2.3, 2.13 and 2.20, or from any breach of the covenants of Seller and MedicalControl set forth in Sections 1.6, 1.7(e), Article IV or Article V, or (ii) MedicalControl's and Seller's rights to recover any Losses directly or indirectly resulting from any inaccuracy of the representations and warranties contained in Section 3.5, or from any breach of the covenants of Purchaser or MNS set forth in Section 1.7(e), Article IV or Article V. Furthermore, the parties agree that if Purchaser has made a payment to Seller or MedicalControl under Section 1.7(e) because of an increase in the Adjusted Working Capital, then Purchaser may recover any Losses resulting from the inaccuracy of the representations and warranties contained in Section 2.24, without regard to the dollar limitations above, but only up to the amount of such payment by Purchaser.

SECTION 6.4 NOTICE AND OPPORTUNITY TO DEFEND. If an event occurs which a party asserts is an indemnifiable event pursuant to Section 6.1 or 6.2, the party seeking indemnification (the "Indemnitee") shall promptly notify the other party obligated to provide indemnification (the "Indemnifying Party"). If such event involves (a) any claim or (b) the commencement of any action or proceeding by a third Person, the Indemnitee will give such Indemnifying Party prompt written notice of such claim or the commencement of such action or proceeding; provided, however, that the Indemnitee's failure to provide prompt notice as provided herein will relieve the Indemnifying Party of its obligations hereunder only to the extent that such failure prejudices the Indemnifying Party hereunder. If any such action is brought against any Indemnitee and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Indemnifying Party to the Indemnitee of such election to so assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnitee for any legal expenses of other counsel or any other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, and the Indemnitee agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. The Indemnitee shall have the right to participate at its own expense in the defense of such asserted liability. In no event shall an Indemnifying Party be liable for any settlement effected by the Indemnitee without the consent of the Indemnifying Party, which will not be unreasonably withheld. In no event shall an Indemnifying Party effect any settlement without the consent of the Indemnitee, which will not be unreasonably withheld.

SECTION 6.5 MITIGATION OF LOSS; ADJUSTMENTS INSURANCE AND TAX.

         (a) Each Indemnitee is obligated to use reasonable efforts to mitigate to the fullest extent practicable the amount of any Loss for which it is entitled to seek indemnification hereunder.

         (b) If any claims or potential claims are made by third parties against an Indemnitee for which an Indemnifying Party would be liable, and it appears likely that such claims might also be covered by the Indemnitee's insurance policies, the Indemnitee shall make a claim under such policies, within the time limits required thereby, and to the extent that such party obtains any recovery from such insurance, such recovery shall be offset against any sums due from an Indemnifying Party (or shall be repaid by the Indemnitee to the extent that an Indemnifying Party has already paid any such amounts). The parties acknowledge, however, that if an Indemnitee is self-insured as to any matters, either directly or through an insurer which assesses retroactive premiums based on loss experience, then to the extent that the Indemnitee bears the economic burden of any claims through self-insurance or retroactive premiums or insurance ratings, the Indemnifying Party's obligation shall only be reduced by any insurance recovery in excess of the amount paid or to be paid by the Indemnitee in insurance premiums.

SECTION 6.6 SUBROGATION. Upon making any payment of Losses of the Indemnitee, the Indemnifying Party will, to the extent of such payment, be subrogated to all rights of the Indemnitee against any third party in respect of the Loss to which the payment relates; provided, however, that until the Indemnitee recovers full payment of its Loss, any and all claims of the Indemnifying Party against any such third party on account of such payment are hereby made expressly subordinated and subjected in right of payment of the Indemnitee's rights against such third party. Without limiting the generality of any other provision hereof, each such Indemnitee and Indemnifying Party will duly execute upon request all instruments reasonably necessary to evidence and perfect the above described subrogation and subordination rights.

SECTION 6.7 TAX INDEMNIFICATION. None of the provisions of Article VI, with the exception of Section 6.5, shall apply to the claims, obligations, liabilities, covenants and representations under Section 4.1, which shall be governed solely by the terms thereof.

SECTION 6.8 EXCLUSIVE REMEDY. Following the Closing, the indemnification provided for in this Article VI shall be the sole and exclusive remedy of the parties and their respective officers, directors, employees, affiliates, agents, Representatives, successors and assigns for any breach of or inaccuracy in any representation or warranty or any breach, nonfulfillment or default in the performance of any of the covenants or agreements contained in this Agreement (but not any such covenants or agreements to the extent they are by their terms to be performed after the Closing Date). The parties shall not be entitled to a rescission of this Agreement or to any further indemnification rights or claims of any nature whatsoever in respect thereof (whether by contract, common law, statute, law, regulation or otherwise, including, without limitation, under the Racketeer Influence and Corrupt Organizations Act of 1970, as amended), all of which the parties hereby waive; provided, however, nothing herein is intended to waive any claims for fraud.

SECTION 6.9 INVESTIGATION. The parties agree that to the extent the representations, warranties, covenants and obligations of the parties are supplemented as contemplated by Section 7.4, then all parties shall be deemed to have Knowledge of the matters so supplemented, and the rights and remedies that may be exercised by the Indemnitees with respect to such matters shall be limited as set forth in the first sentence of Section 6.3 above; provided, that in such event Purchaser shall have the termination rights set forth in Section 7.4.


                                   ARTICLE VII
               PRE-CLOSING COVENANTS OF MEDICALCONTROL AND SELLER

SECTION 7.1 ACCESS AND INVESTIGATION. MedicalControl and Seller shall ensure that, at all times from the date hereof to and until the Closing Date or the earlier termination of this Agreement (the "Pre-Closing Period"):

         (a) MedicalControl and Seller will provide Purchaser and its Representatives with free and complete access at reasonable times and with reasonable notice to MNS' premises and assets, and to all existing books, records, Tax Returns, work papers and other documents and information relating to MNS;

         (b) MedicalControl, Seller and their Representatives will compile and provide Purchaser and its Representatives with such additional financial, operating and other data and information regarding MNS as Purchaser may reasonably request in good faith;

         (c) MedicalControl, Seller and their Representatives will provide Purchaser with a monthly accounting of any transactions between Seller or MedicalControl and MNS; and

         (d) Seller will afford Purchaser with access to the Assumed Employees of MNS during normal business hours; provided that such access shall not unreasonably interfere with the conduct of the business of MNS, and provided further, that Seller may, at its election, cause its representatives or employees to be present at such times.

SECTION 7.2 OPERATION OF BUSINESS. Unless Seller or MedicalControl first obtains a written waiver from Purchaser, Seller and MedicalControl shall ensure that, during the Pre-Closing Period:

         (a) MNS will conduct its operations exclusively in the Ordinary Course of Business and consistent with past practice and will use its commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with MNS;

         (b) MedicalControl and Seller shall keep in full force all insurance policies identified in the Disclosure Schedule;

         (c) MedicalControl, Seller and MNS shall immediately notify Purchaser of any inquiry, proposal or offer (an "Acquisition Proposal") from any Person relating to any transaction (an "Acquisition Transaction") involving: (i) the sale or other disposition of all or any portion of MNS' business or assets (other than in the Ordinary Course of Business); (ii) the issuance, sale or other disposition of (A) any capital stock of Seller or MNS, (B) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock of Seller or MNS, or (C) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock of Seller or MNS; or (iii) any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving Seller or MNS;

         (d) except as provided in Section 7.5, MNS will not effect or become a party to any Acquisition Transaction;

         (e) MNS will not form any subsidiary or acquire any equity interest or other interest in any other Person;

         (f) MNS will not make any capital expenditure in excess of Ten Thousand Dollars ($10,000) or otherwise outside the Ordinary Course of Business;

         (g) MNS will not enter into any contract involving annual payments by MNS in excess of Twenty-Five Thousand Dollars ($25,000);

         (h) MNS will not incur, assume or otherwise become subject to any Liability, except for current liabilities (of the type required to be reflected in a balance sheet prepared in accordance with GAAP) incurred in the Ordinary Course of Business;

         (i) MNS will not establish or adopt any new Employee Plan, amend any existing Employee Plan or pay any bonus or make any profit-sharing or similar payment to, or increases the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, except for merit increases made to employees in the Ordinary Course of Business;

         (j) none of MedicalControl, Seller nor MNS will change any of its methods of accounting or accounting practices in any respect with regard to MNS, except as required by GAAP or applicable laws;

         (k) MNS will not make any Tax Election, and Seller and MedicalControl will make no Tax Election affecting MNS;

         (l) MNS shall not commence any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation, that is brought, conducted or heard by or before, or that otherwise has involved, any Government Entity or any arbitrator or arbitration panel;

         (m) MNS will not (i) acquire, dispose of, transfer, lease, license, mortgage, pledge or encumber any fixed or other assets, other than in the Ordinary Course of Business; (ii) incur, assume or prepay any Indebtedness, Liability or obligation or issue any debt securities, other than in the Ordinary Course of Business; (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than a wholly-owned subsidiary), other than in the Ordinary Course of Business; or (iv) make any loans, advances or capital contributions to, or investments in, any other Person, other than in the Ordinary Course of Business;

         (n) none of MedicalControl, Seller or MNS will enter into or amends any agreement pursuant to which any other party is granted distribution, marketing or other rights of any type or scope with respect to any of the services, products or technology of MNS;

         (o) neither Seller nor will pay, discharge or satisfy, in any amount in excess of Ten Thousand Dollars ($10,000) in any one case or Thirty Thousand Dollars ($30,000) in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the Ordinary Course of Business, other than the payment, discharge or satisfaction of Liabilities reflected or reserved against the Financial Statements or reasonably incurred in connection with the transactions contemplated by this Agreement; and

         (p) except as provided in Section 7.5, none of MedicalControl, Seller or will enter into any transaction or take any other action that likely would cause or constitute a breach of any representation, warranty or covenant made by Seller or MNS in this Agreement.

Notwithstanding the foregoing, nothing in this Section 7.2 shall prohibit MNS from (i) prepaying any obligation under contract, instrument or other agreement to which it is a party or by which it or its assets are bound or (ii) dividending or otherwise transferring cash, directly or indirectly, to Seller.

SECTION 7.3 FILINGS AND CONSENTS.

         (a) MedicalControl and Seller covenant and agree that each filing or notice required to be made or given (pursuant to any applicable legal requirement, order or contract, or otherwise) by MedicalControl, Seller or MNS in connection with the execution and delivery of this Agreement or in connection with the consummation or performance of any of the transactions contemplated hereby shall be made or given as promptly as practicable after the date of this Agreement.

         (b) MedicalControl and Seller shall use commercially reasonable efforts to obtain or cause to be obtained each consent required to be obtained (pursuant to any applicable legal requirement, order or contract, or otherwise) by Seller or MNS in connection with the execution and delivery of this Agreement or in connection with the consummation or performance of any of the transactions contemplated hereby (including each of the consents identified as requiring consent thereto in Sections 2.5(b) and 2.5(c) of the Disclosure Schedule) as promptly as practicable after the date of this Agreement and each of such consents shall remain in full force and effect through the Closing Date; the parties hereto acknowledge and agree that obtaining the consents identified in Sections 2.5(b) and 2.5(c) is not a condition to Closing under this Agreement, however, any Losses incurred by Purchaser and/or MNS with respect to any of such consents that are not obtained prior to Closing will be deemed to have been incurred as a result of a breach of the representations under Section 2.5 (notwithstanding the listing of such required consents in Section 2.5 of the Disclosure Schedule), and accordingly shall be subject to indemnification under
Article VI;

         (c) MedicalControl and Seller shall promptly deliver to Purchaser a copy of each filing made, each notice given and each consent obtained by MedicalControl and Seller during the Pre-Closing Period; and

         (d) during the Pre-Closing Period, MedicalControl, Seller and their Representatives shall cooperate with Purchaser and with Purchaser's Representatives, and prepare and make available such documents and take such other actions as Purchaser may request in good faith, in connection with any filing, notice or consent that Purchaser is required or elects to make, give or obtain.

SECTION 7.4 NOTIFICATION.

         (a) During the Pre-Closing Period, MedicalControl and Seller shall promptly notify Purchaser of:

                  (i) the discovery by MedicalControl, Seller or MNS of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a breach of any representation or warranty made by MedicalControl, Seller or MNS in this Agreement;

                  (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a breach of any representation or warranty made by MedicalControl, Seller or MNS in this Agreement if (a) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstances, or (b) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

                  (iii) any breach of any covenant or obligation of MedicalControl, Seller or MNS herein; or

                  (iv) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Section 9.1, Section 9.2 or Section 9.3 impossible or unlikely.

         (b) MedicalControl and Seller shall have right to supplement the Disclosure Schedule prior to Closing with respect to any transaction permitted under Section 7.2 or any matter described in Section 7.4(a) above which occurs during the Pre-Closing Period, and shall do so in writing by notice to Purchaser. Such supplementation is not a waiver by Purchaser of any breach of a representation or warranty as to the matter so supplemented until the Closing and the Closing shall be deemed a waiver of all breaches of representations or warranties or covenants hereunder to the extent such breach is noted by a supplement prior to Closing. Notwithstanding the foregoing, the parties agree that Purchaser shall have the right to terminate this Agreement by notice delivered to Seller or MedicalControl within five (5) business days of any such change in the Disclosure Schedule, if, but only if, the matters so supplemented considered in the aggregate (including the effects of all such disclosures after the date of this Agreement) would constitute a Material Adverse Effect on MNS. If Purchaser so terminates this Agreement as a result of a change that reflects matters of which MedicalControl, MNS or Seller had Knowledge as of the date hereof, but were omitted from the Disclosure Schedule, then the parties hereto will immediately thereafter execute a letter terminating this Agreement pursuant to Section 10.1(a) hereof, and Purchaser shall be paid an amount equal to the Cancellation Fee (as defined in Section 10.3).

SECTION 7.5 NO NEGOTIATION. During the Pre-Closing Period, none of MedicalControl, Seller, MNS or any of their Representatives directly or indirectly: (a) shall solicit or encourage the initiation of, or continue any existing discussions or negotiations with respect to, any inquiry, proposal or offer from any Person (other than Purchaser) relating to any Acquisition Transaction; (b) shall participate in any discussions or negotiations with, or provide any non-public information to, any Person (other than Purchaser) relating to any Acquisition Transaction; or (c) shall consider the merits of any unsolicited inquiry, proposal or offer from any Person (other than Purchaser) relating to any Acquisition Transaction. Notwithstanding any of the foregoing, MedicalControl or Seller may furnish information pursuant to a confidentiality agreement concerning MedicalControl's business, properties or assets, including without limitation those of MNS, to a corporation, partnership, person or other entity or group (a "Potential Acquirer") with respect to any Acquisition Proposal if (x) MedicalControl's Board of Directors is advised by its financial advisor that such Potential Acquirer has the financial wherewithal to consummate an Acquisition Transaction that would yield a higher value to MedicalControl's stockholders than will the sale of the Shares to Purchaser, (y) MedicalControl's Board of Directors determines that such Potential Acquirer is reasonably likely to submit a bona fide offer to consummate an Acquisition Transaction on terms that would yield such a higher value to MedicalControl's stockholders if provided with confidential information about Seller, MedicalControl and/or MNS, and (z) after consultation with counsel, MedicalControl's Board of Directors determines in good faith that the failure to provide such confidential information may constitute a breach of its fiduciary duty to stockholders of MedicalControl. Following receipt of a bona fide offer from a Potential Acquirer proposing an Acquisition Transaction, which offer the Board of Directors of MedicalControl determines would likely yield a higher value to the stockholders of MedicalControl than will the sale of the Shares to Purchaser, MedicalControl and/or Seller may with respect to such Potential Acquirer, negotiate and take any of the actions otherwise prohibited by this Section 7.5 if, in the opinion of the Board of Directors of MedicalControl determined in good faith after consultation with counsel, the failure to negotiate with such Potential Acquirer may constitute a breach by the Board of Directors of its fiduciary duty to the stockholders of MedicalControl. The Board of Directors shall notify Purchaser immediately if any such written Acquisition Proposal is made and shall in such notice indicate the financial terms and conditions of any such proposal, subject to the terms and conditions of any confidentiality agreement. MedicalControl may enter into a definitive agreement for an Acquisition Transaction with a Potential Acquirer with which it is permitted to negotiate pursuant to this
Section 7.5; provided, however, that prior to MedicalControl's execution thereof MedicalControl shall have provided Purchaser a notice indicating MedicalControl's intent to enter into such agreement and describing all the material financial terms of such agreement. Following the execution of such a definitive agreement, Purchaser or MedicalControl may terminate this Agreement in accordance with Article X hereof.

SECTION 7.6 BEST EFFORTS. During the Pre-Closing Period, MedicalControl and Seller shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties set forth in Section 2 of this Agreement becoming untrue or in any of the conditions of Closing set forth in Sections 9.1, 9.2 or
9.3 not being satisfied, except as contemplated by Section 7.5.

SECTION 7.7 CONFIDENTIALITY; PUBLICITY.

         (a) During the Pre-Closing Period: (i) MedicalControl, Seller, MNS and their Representatives shall keep strictly confidential the existence and terms of this Agreement prior to the issuance or dissemination of any mutually agreed upon press release or other disclosure of the transactions contemplated hereunder; (ii) none of MedicalControl, Seller, MNS nor any of their Representatives shall issue or disseminate any press release or other publicity or otherwise make any disclosure of any nature (to any of MNS' suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the transactions contemplated by this Agreement, except as required by federal securities laws or other applicable laws and except as otherwise agreed by the parties; and (iii) if MedicalControl, Seller or MNS is required by law to make any disclosure regarding the transactions contemplated by this Agreement, MedicalControl or Seller shall advise Purchaser, at least two (2) business days prior to making such disclosure, of the nature and content of the intended disclosure. Notwithstanding anything to the contrary herein, any required public disclosures related to any regulatory or governmental filing or requirement may be made by Seller, without Purchaser's consent, after providing notice thereof to Purchaser and giving Purchaser an opportunity to comment on such disclosure.

         (b) MedicalControl and Seller shall take reasonable steps to ensure that on and at all times after the Closing Date, each of them shall keep strictly confidential, and shall not use, or disclose to any other Person, any non-public document or other information in MedicalControl's, Seller's, or an Affiliate's possession that relates directly or indirectly to the business of MNS, Purchaser or any Affiliate of Purchaser. This obligation shall survive Closing.

SECTION 7.8 PURCHASE OF TAIL COVERAGE BY SELLER. For any "claims made" policy listed in the Disclosure Schedule, Seller or MedicalControl will purchase insurance coverage or an endorsement that extends the reporting period for three
(3) years from the Closing Date with respect to claims arising during the period beginning December 1, 1996, and ending on the Closing Date.

SECTION 7.9 INTERCOMPANY TRANSACTIONS. Seller and MNS shall conduct all intercompany transactions solely in the Ordinary Course of Business, except as permitted by Section 1.6 of this Agreement.

SECTION 7.10 DUE DILIGENCE REVIEW. In connection with the transactions contemplated hereunder, Seller and MedicalControl have agreed to allow Purchaser to have a specific period to interview certain customers of MNS after signing this Agreement, a list of which is attached as Exhibit B hereto (the "Key Customers"), as set forth in this Section. Purchaser agrees to complete its customer interviews with the Key Customers (the "Due Diligence Review"), no later than October 25, 2000 at 5:00 p.m., Central Standard Time; provided, that Seller shall have scheduled interviews with each of the Key Customers on or before such date, and if Seller fails to do so, then the foregoing date shall be extended until the date on which the final Key Customer to be interviewed has a scheduled interview. In connection with and to facilitate the foregoing, the parties further agree as follows:

         (a) If Purchaser desires to contact any customers of MNS, then it shall notify MNS of such desire, and MNS shall assist Purchaser in contacting such customers and shall accompany Purchaser on any interviews or meetings during the Pre-Closing Period. Purchaser shall not contact any of MNS' customers without a representative of MNS.

         (b) Purchaser shall provide written notice to MNS on or before October 25, 2000 at 5:00 p.m., Central Standard Time (or such later date as provided above), that as a result of matters discovered in customer interviews during its Due Diligence Review, Purchaser is foregoing its acquisition of the Shares, and upon timely delivery of such notice this Agreement shall be terminated immediately and without any further action by the parties. If Purchaser does not provide a notice of termination hereunder on or before such date, then its rights to terminate this Agreement under this Section 7.10 shall be waived.

                                  ARTICLE VIII
                       PRE-CLOSING COVENANTS OF PURCHASER

SECTION 8.1 BEST EFFORTS. During the Pre-Closing Period, Purchaser shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties set forth in Section 3 of this Agreement becoming untrue or in any of the conditions of Closing set forth in Sections 9.1, 9.2 or 9.3 not being satisfied.

SECTION 8.2 CONFIDENTIALITY; PUBLICITY.

         (a) During the Pre-Closing Period: (i) Purchaser and its Representatives shall keep strictly confidential the existence and terms of this Agreement prior to the issuance or dissemination of any mutually agreed upon press release or other disclosure of the transactions contemplated hereunder;
(ii) neither Purchaser nor any of its Representatives shall issue or disseminate any press release or other publicity or otherwise make any disclosure of any nature (to any of MNS' suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the transactions contemplated by this Agreement, except as required by federal securities laws or other applicable laws and except as otherwise agreed by the parties; and (iii) if Purchaser is required by law to make any disclosure regarding the transactions contemplated under this Agreement, Purchaser shall advise MedicalControl and Seller, at least two (2) business days prior to making such disclosure, of the nature and content of the intended disclosure.

         (b) Purchaser shall take commercially reasonable steps to ensure that on and at all times after the Closing Date it shall keep strictly confidential, and Purchaser shall not use, or disclose to any other Person, any non-public document or other information in Purchaser's possession that relates directly or indirectly to the business of MedicalControl, Seller or any Affiliate of MedicalControl or Seller (after giving effect to the Closing). This obligation shall survive Closing.

                                   ARTICLE IX
                                   CONDITIONS

SECTION 9.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE CLOSING. The obligations of Seller and MedicalControl, on the one hand, and Purchaser, on the other to consummate the Closing are subject to the satisfaction (or, if permissible, waiver by the party for whose benefit such conditions exist) of the following conditions:

         (a) no arbitrator or Governmental Entity shall have issued any order, decree or ruling, and there shall not be any statute, rule or regulation, restraining, enjoining or prohibiting the consummation of the transactions contemplated by this Agreement; provided that the parties shall have used their best efforts to cause any such order, decree, statute, rule or regulation to be vacated or lifted;

         (b) all authorizations, approvals or consents required to permit the consummation of the transactions contemplated hereby, including without limitation the consent of MedicalControl's stockholders, shall have been obtained and be in full force and effect;

         (c) John R. Black, III (successor in interest to Fouad Al-Ghanim d/b/a Regal Gardens), as Landlord (so called herein) and MNS shall have entered into an Amendment to Lease Agreement relating to the premises located at 8625 King George Drive, Dallas, Texas 75235, which is held by MNS pursuant to the Office Lease Agreement, dated June 28, 1996, as amended, between MNS, as Tenant to exclude Suite 400 from the Lease (a consent from the Landlord shall be included within the foregoing Amendment); and

         (d) Purchaser and ppoONE.com, inc., a subsidiary of Seller, shall have entered into the Data Center Agreement in the form attached as Exhibit C hereto.

SECTION 9.2 CONDITIONS TO THE OBLIGATIONS OF PURCHASER. The obligations of Purchaser to consummate the transactions contemplated hereby are subject to the satisfaction (or waiver by Purchaser) of the following further conditions:

         (a) the representations and warranties of Seller and MedicalControl shall be true and accurate as of the Closing Date as if made at and as of such time (other than those representations, and warranties that address matters only as of a particular date or only with respect to a specific period of time which need to be true and accurate only as of such date or with respect to such period);

         (b) MedicalControl and Seller shall have performed in all material respects the obligations hereunder required to be performed by them at or prior to the Closing Date;

         (c) Purchaser shall have received a certificate signed by two executive officers of Seller and MedicalControl, dated as of the Closing Date, to the effect that, to the best of their Knowledge, the conditions set forth in Section 9.2(a) and Section 9.2(b) have been satisfied;

         (d) Purchaser shall have received duly executed resignations from all of MNS' directors and such officers as requested by Purchaser effective as of the Closing Date;

         (e) Seller or an Affiliate of Seller shall have paid in full all outstanding Seller Debt as of the Closing Date and any due and payable Retained Liabilities as of such date or made arrangements for a concurrent payment at the Closing;

         (f) there shall have been no Material Adverse Effect with respect to MNS' business, condition (financial or otherwise), assets, liabilities, operations or financial performance since March 31, 2000;

         (g) since the date of this Agreement, there shall not have been commenced or threatened against Purchaser or against any Person affiliated with Purchaser, any Proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereunder, or (ii) that are reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated hereunder or having a material adverse effect on Purchaser;

         (h) Seller or MedicalControl shall have delivered to Purchaser on or prior to the Closing Date, copies of Uniform Commercial Code filings executed by BankOne releasing all of the liens filed in any jurisdiction by BankOne against any of the assets of MNS or the Shares;

         (i) Seller and MNS shall have obtained the consents necessary to ensure, on and after the Closing Date, the continuation in full force of the lease in Dallas referenced in the Disclosure Schedule or shall have arranged pursuant to a sublease or otherwise to ensure that MNS shall be entitled to all of the same rights and benefits of such leases after the Closing Date as MNS is entitled to immediately before the execution of this Agreement; and

         (j) Purchaser shall have received an opinion letter from Hallett & Perrin, P.C., in the form of Exhibit D hereto.

SECTION 9.3 CONDITIONS TO THE OBLIGATIONS OF SELLER. The obligations of Seller and MedicalControl to consummate the transactions contemplated hereby are subject to the satisfaction (or waiver by Seller) of the following conditions:

         (a) the representations and warranties of Purchaser shall be true and accurate as of the Closing Date as if made at and as of such time (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which need to be true and accurate only as of such date or with respect to such period);

         (b) Purchaser shall have performed in all material respects all of the obligations hereunder required to be performed by Purchaser, at or prior to the Closing Date;

         (c) Seller and MedicalControl shall have received a certificate signed by two executive officers of Purchaser, dated as of the Closing Date, to the effect that, to the best of their Knowledge the conditions set forth in Section 9.3(a) and Section 9.3(b) have been satisfied; and

         (d) Seller shall have received an opinion of Morrison & Foerster LLP, in the form of Exhibit E hereto.

                                    ARTICLE X
                                   TERMINATION

SECTION 10.1 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date whether before or after stockholder approval:

         (a) by mutual written consent of Seller and Purchaser;

         (b) by either Seller or Purchaser if the transactions contemplated hereby shall not have been consummated on or before the 180th day following the date of this Agreement;

         (c) by Purchaser as provided in Section 7.4(b);

         (d) by Seller if there shall have been any material breach of a representation and warranty or obligation of Purchaser hereunder and, if such breach is curable, such default shall have not been remedied within ten (10) days after receipt by Purchaser of notice in writing from Seller specifying such breach and requesting that it be remedied; provided, that such ten (10) day period shall be extended for so long as Purchaser shall be making all reasonable attempts to cure such breach, unless the breach is not susceptible of a cure;

         (e) by Purchaser if there shall have been any material breach of a representation and warranty or obligation of Seller or MNS hereunder and, if such breach is curable, such default shall not have been remedied within ten
(10) days after receipt by Seller of notice in writing from Purchaser specifying such breach and requesting that it be remedied; provided, that such ten (10) day period shall be extended for so long as Seller shall be making all reasonable attempts to cure such breach, unless the breach is not susceptible of a cure;

         (f) by either Seller or Purchaser if any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby and such order, decree, ruling or any other action shall have become final and non-appealable; provided, that the terminating party did not commence or request the action in question; or

         (g) by either Seller or Purchaser in the event that Seller or MedicalControl enters into transaction documents providing for the consummation of an Acquisition Proposal by a Potential Acquirer, as contemplated in Section 7.5.

SECTION 10.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided above, this Agreement shall forthwith become of no further effect and, except for a termination resulting from a breach by a party of this Agreement, there shall be no liability or obligation on the part of any party (except as set forth in Section 8.2 hereof which shall survive the termination). Moreover, in the event of termination of this Agreement pursuant to Section 10.1(c) or 10.1(d), nothing herein shall prejudice the ability of the non-breaching party from seeking damages from any other party for any breach of this Agreement, including, without limitation, attorneys' fees and the right to pursue any remedy at law or in equity.

SECTION 10.3 CANCELLATION FEES; EXPENSE.

         (a) If this Agreement is terminated by Purchaser, Seller, MedicalControl or MNS pursuant to Section 7.5 or 10.1(g), as a result of the execution of a definitive agreement for the sale of MNS ("Seller Cancellation"), then Seller and MNS, jointly and severally, shall pay to Purchaser a fee in the amount of Three Hundred Thousand U.S. Dollars ($300,000) in cash, plus all expenses of Purchaser with respect to the transaction (including third party fees and costs and attorneys fees) in an amount not to exceed Fifty Thousand U.S. Dollars ($50,000) (the "Cancellation Fee"). Furthermore, if this Agreement is terminated by Purchaser pursuant to Section 10.1(b) as a result of the failure to obtain the consent of MedicalControl's stockholders ("Purchaser Cancellation"), then Seller and MNS, jointly and severally, shall pay to Purchaser the Cancellation Fee.

         (b) The Cancellation Fee as provided for in Section 10.3(a) above shall be paid by MedicalControl, Seller and MNS, jointly and severally, within ten
(10) days of a Seller Cancellation or Purchaser Cancellation, as applicable. If MedicalControl, Seller and MNS, fail to pay any amount pursuant to this Section
10.3 when due, MedicalControl, Seller and MNS, shall pay interest thereon, from the date due until the date paid in full, at the Prime Rate as announced from time to time by Bank of America or any successor thereto and shall reimburse Purchaser for all reasonable attorneys' fees and other costs and expenses incurred by Purchaser in collecting such amount from such terminating parties. Each party agrees that in the event of a Seller Cancellation or Purchaser Cancellation, it would be impracticable or extremely difficult to fix the actual damages resulting from such breach, and therefore, the applicable party shall pay to the other party, as liquidated damages and not as a penalty, the Cancellation Fee, which sum represents a reasonable endeavor by the parties to estimate a fair compensation for the foreseeable losses that might result from a Seller Cancellation or Purchaser Cancellation. The non-breaching party's sole remedy for any losses arising from a Seller Cancellation or Purchaser Cancellation, or any of the events leading up to either of the foregoing, shall be the liquidated damages provided for in this Section 10.3, and any and all other claims, actions or proceedings arising from this Agreement shall thereafter be waived.

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.1 KNOWLEDGE. An individual shall be deemed to have "Knowledge" of a particular fact or other matter if:

         (a) such individual is actually aware of such fact or other matter; or

         (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.

A corporation shall be deemed to have "Knowledge" of a particular fact or matter only if a director or executive officer of such corporation has or had Knowledge of such fact or matter or, with respect to Seller and MedicalControl, if the directors, executive officers and/or the persons listed on Exhibit F hereto had Knowledge of such fact or matter.

SECTION 11.2 GOVERNING LAW AND CONSENT TO JURISDICTION; VENUE. The laws of the State of Delaware (irrespective of its choice of law principles) shall govern all issues concerning the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the right and duties of the parties. Each party irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in Delaware (and the Delaware state and federal courts having jurisdiction over appeals therefrom) in respect of the transaction contemplated by this Agreement, the other agreements and documents referred to herein and the transactions contemplated by this Agreement and such other documents and agreements. The parties further agree to, and hereby do, waive the defenses of forum non conveniens or improper venue with respect to any action brought by the other party in either such courts.

SECTION 11.3 AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects only by written agreement duly executed and delivered by all of the parties.

SECTION 11.4 NOTICES. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a)when delivered by hand or by Federal Express or a similar overnight courier; (b) five
(5) days after being deposited in any United States Post Office enclosed in a postage prepaid, registered or certified envelope addressed; or (c)when successfully transmitted by telecopier (with a confirming copy of such communication to be sent as provided in clauses (a) or (b) above), to the receiving party at the address or telecopier number set forth below (or at such other address or telecopier number for a party as shall be specified by like notice); provided however, that any notice of change of address or telecopier number shall be effective only upon receipt:

         (a) If to Purchaser, to:

         Beyond Benefits, Inc.
         301 E. Ocean Blvd., Suite 900
         Long Beach, CA 92802
         Telephone: (562) 308-7232
         Telecopy: (562) 308-7332
         Attention: Barbara Rodin, Ph.D.

         with a copy (which shall not constitute notice) to:

         Morrison & Foerster LLP
         Twelfth Floor
         19900 MacArthur Boulevard
         Irvine, CA 92612-2445
         Telephone: (949) 251-7500
         Telecopy: (949) 251-0900
         Attention: Tamara P. Tate, Esq.

         (b) If to MedicalControl or Seller, to:

         MedicalControl Holdings, Inc.
         8625 King George Drive, Suite 300
         Dallas, Texas 75244
         Telephone: (214) 630-6368
         Telecopy: (214)  267-3356
         Attn: J. Ward Hunt

         with a copy (which shall not constitute notice) to:

         Hallett & Perrin, P.C.
         717 N. Harwood
         Suite 1400
         Dallas, Texas 75201
         Telephone: (214) 953-0053
         Telecopy: (214) 954-3154
         Attn: Timothy R. Vaughan, Esq.

SECTION 11.5 COUNTERPARTS. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.

SECTION 11.6 ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES. This Agreement (including the Disclosure Schedule and the other documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes any prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including without limitation that certain Confidentiality Agreement, dated as of October 25, 1999, by and between MedicalControl and Purchaser (the "Confidentiality Agreement") and (b) except as expressly provided herein, are not intended to confer upon any Person other than the parties herein any rights or remedies hereunder. Notwithstanding the foregoing, nothing in this Agreement is intended to be a waiver by any Person of its rights under the Confidentiality Agreement, and each party to the Confidentiality Agreement shall be entitled to assert, at any time after execution of this Agreement claims based on any alleged breach of the Confidentiality Agreement, which breach is alleged to have occurred before the execution of this Agreement.

SECTION 11.7 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 11.8 SERVICE OF PROCESS. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in
Section 11.2 hereof in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 11.4 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

SECTION 11.9 SPECIFIC PERFORMANCE. Each party acknowledges and agrees that in the event of any breach of this Agreement each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties will (a) waive, in any action for specific performance, the defense of adequacy of a remedy at law and (b) be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in accordance with Section 11.2.

SECTION 11.10 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective permitted successors and assigns.

SECTION 11.11 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated hereby, this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby is consummated; provided that Seller and MedicalControl shall be responsible for all costs and expenses of MNS.

SECTION 11.12 WAIVERS. Except as otherwise provided in Agreement, any failure of either party to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

SECTION 11.13 ATTORNEY FEES. In the event of a dispute with respect to the subject matter of this Agreement, the prevailing party in any proceeding, including arbitration commenced to resolve such disputes, shall be entitled to an award of its reasonable attorneys fees and court or arbitration costs incurred in resolving or settling the dispute, in addition to any and all other damages or relief which the court or arbitrator may deem proper.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

MEDICALCONTROL, INC.
a Delaware corporation


By: /s/ J. WARD HUNT
   -------------------------------------
   J. Ward Hunt
   President and Chief Executive Officer

MEDICALCONTROL HOLDINGS, INC.
a Delaware corporation


By: /s/ J. WARD HUNT
   -------------------------------------
   J. Ward Hunt
   President and Chief Executive Officer

MEDICALCONTROL NETWORK SOLUTIONS, INC.
a Delaware corporation


By: /s/ J. WARD HUNT
   -------------------------------------
   J. Ward Hunt
   Chairman of the Board

BEYOND BENEFITS, INC.
a Delaware corporation


By: /s/ BARBARA E. RODIN
   -------------------------------------
   Barbara E. Rodin
   President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
EXHIBIT A                           DISCLOSURE SCHEDULE

EXHIBIT B                           KEY CUSTOMERS

EXHIBIT C                           DATA CENTER AGREEMENT

EXHIBIT D                           FORM OF OPINION - MEDICALCONTROL'S
                                    AND SELLER'S COUNSEL

EXHIBIT E                           FORM OF OPINION - PURCHASER'S COUNSEL

EXHIBIT F                           KEY EMPLOYEES

                             INDEX OF DEFINED TERMS

TERM                                                          SECTION
----                                                          -------
Acquisition Proposal                                          7.2
Acquisition Transaction                                       7.2
Adjusted Working Capital                                      1.7(f)
Affiliates                                                    2.13(h)
Agreement                                                     Preamble
Assumed Employees                                             5.1(a)
BankOne                                                       1.6(a)
BankOne Debt                                                  1.6(a)
BHC                                                           Preamble
BHC Group                                                     Preamble
BHM                                                           Preamble
Cancellation Fee                                              10.3(a)
Closing                                                       1.3(a)
Closing Balance Sheet                                         1.7(a)
Closing Date                                                  1.3(a)
COBRA                                                         2.9(f)
Code                                                          2.9(a)
Disclosure Schedule                                           Article II
Due Diligence Review                                          7.10
Employee Plan                                                 2.9(a)
Encumbrances                                                  1.1
ERISA                                                         2.9(a)
Financial Statements                                          2.6
GAAP                                                          2.6
Governmental Entity                                           2.5
Hazardous Materials                                           2.18
HCFA                                                          2.26
Indemnifying Party                                            6.4
Indebtedness                                                  6.1
Indemnitee                                                    6.4
Independent Auditors                                          1.7(d)
Intellectual Property                                         2.15
IRS                                                           2.9(h)
Key Customers                                                 7.10
Knowledge                                                     11.1
Liability                                                     2.21
Losses                                                        6.1
Material Adverse Effect                                       2.8
Material Agreement                                            2.16(a)
MedicalControl                                                Preamble

Member of the Controlled Group                                2.9(n)
MNS                                                           Preamble
Objection Report                                              1.7(c)
Ordinary Course of Business                                   2.7
Other Subsidiaries                                            4.5
Permits                                                       2.12(a)
Person                                                        2.8
Potential Acquirer                                            7.5
Pre-Closing Period                                            7.1
Proprietary Information                                       4.7
Purchase Price                                                1.2
Purchaser                                                     Preamble
Related Party                                                 2.25(e)
Representatives                                               2.25(f)
Retained Liabilities                                          4.8
SEC                                                           1.3(a)
Seller                                                        Preamble
Seller Cancellation                                           10.3(a)
Seller Debt                                                   4.8
Shares                                                        Recitals
Tax Return                                                    2.13(f)
Taxes                                                         2.13(h)
WARN Act                                                      1.6(d)

                                   APPENDIX B

                            STOCK PURCHASE AGREEMENT





                                  BY AND AMONG





                               HEALTHASPEX, INC.,

                                  (THE "BUYER")





                     DIVERSIFIED GROUP ADMINISTRATORS, INC.

                                     ("DGA")



                           DIVERSIFIED GROUP INSURANCE
                               AGENCY OF PA, INC.

                                    ("DGIA")




                                       AND




                          MEDICALCONTROL HOLDINGS, INC.

                                 (THE "SELLER")




                         DATED AS OF NOVEMBER 14, 2000

                                TABLE OF CONTENTS


                                                                                                    Page
                                                                                                    ----

ARTICLE I: DEFINITIONS...............................................................................1
ARTICLE II: STOCK PURCHASE...........................................................................1
      2.1      Basic Transaction.....................................................................1
      2.2      Purchase Price........................................................................2
      2.3      Payment of Purchase Price.............................................................2
      2.4      The Closing...........................................................................2
      2.5      Escrow Arrangements...................................................................2
      2.6      Preparation of Preliminary Closing Balance Sheet; Minimum Cash at Closing.............3
      2.7      Post-Closing Adjustments..............................................................3
      2.8      GRI Receivable Payments...............................................................4
      2.9      Liabilities...........................................................................5
      2.10     Cancellation of Stock Option, Deferred Bonus and Phantom Equity Plans.................6
ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF THE SELLER...........................................7
      3.1      Organization of the Seller............................................................7
      3.2      Authorization of Transaction..........................................................7
      3.3      Noncontravention......................................................................7
      3.4      Broker's Fees.........................................................................8
      3.5      Operating Companies' Shares...........................................................8
ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF THE BUYER..............................................8
      4.1      Organization of the Buyer.............................................................8
      4.2      Authorization of Transaction..........................................................8
      4.3      Noncontravention......................................................................9
      4.4      Brokers' Fees.........................................................................9
      4.5      Investment Representations............................................................9
ARTICLE V: REPRESENTATIONS AND WARRANTIES CONCERNING THE OPERATING COMPANIES.........................10
      5.1      Organization, Qualification, and Corporate Power......................................10
      5.2      Capitalization........................................................................10
      5.3      Noncontravention......................................................................11
      5.4      Subsidiaries..........................................................................11
      5.5      Financial Statements..................................................................11
      5.6      Events Subsequent to July 31, 2000....................................................11
      5.7      Undisclosed Liabilities...............................................................12
      5.8      Tax Matters...........................................................................13
      5.9      Tangible Assets.......................................................................15
      5.10     Owned Real Property...................................................................15
      5.11     Intellectual Property.................................................................15
      5.12     Real Property.........................................................................15

      5.13     Contracts.............................................................................16
      5.14     Notes and Accounts Receivable.........................................................18
      5.15     Powers of Attorney....................................................................18
      5.16     Insurance.............................................................................18
      5.17     Litigation............................................................................18
      5.18     Employees.............................................................................19
      5.19     Pension and Benefits Plans............................................................19
      5.20     ERISA Compliance in Business Affairs..................................................22
      5.21     Guarantees............................................................................24
      5.22     Environment, Health, and Safety.......................................................25
      5.23     Legal Compliance......................................................................25
      5.24     Certain Business Relationships........................................................26
      5.25     Brokers' Fees.........................................................................26
      5.26     Disclosure............................................................................26
ARTICLE VI: COVENANTS................................................................................27
      6.1      General...............................................................................27
      6.2      Conduct of Business Pending Closing...................................................27
      6.3      Obtaining Stockholder Approval........................................................28
      6.4      Litigation Support....................................................................28
      6.5      Confidentiality.......................................................................28
      6.6      Termination of Funded Indebtedness; Release of Guaranties.............................29
      6.7      Landlords' Consents...................................................................29
      6.8      Additional Tax Matters................................................................29
      6.9      Covenant Not to Compete...............................................................30
      6.10     GRI Receivable........................................................................31
      6.11     Liability Payments....................................................................31
      6.12     Post-Closing Adjustment and Audit Assistance..........................................31
      6.13     Acquisition Proposals.................................................................31
      6.14     Treatment of Operating Companies' Employees' Interests in Seller 401(k) Plan..........33
ARTICLE VII: CONDITIONS TO THE BUYER'S OBLIGATION TO CLOSE...........................................33
      7.1      Representations and Warranties; No Material Adverse Change............................33
      7.2      Covenants.............................................................................34
      7.3      Required Consents, Approvals and Authorizations.......................................34
      7.4      Claims................................................................................34
      7.5      Operating Companies Shares............................................................34
      7.6      Release of Liens......................................................................34
      7.7      Tax Liens.............................................................................35
      7.8      Seller Deliveries.....................................................................35
      7.9      Minimum Net Worth.....................................................................35
ARTICLE VIII: CONDITIONS TO THE SELLER'S OBLIGATION TO CLOSE.........................................35
      8.1      Representations and Warranties; No Material Adverse Change............................36
      8.2      Covenants.............................................................................36
      8.3      Required Consents, Approvals and Authorizations.......................................36
      8.4      Claims................................................................................36

      8.5      Payment of Purchase Price.............................................................36
      8.6      Buyer Deliveries......................................................................36
ARTICLE IX: REMEDIES FOR BREACH OF THIS AGREEMENT....................................................36
      9.1      Survival..............................................................................36
      9.2      Indemnification Provisions for Benefit of the Buyer...................................37
      9.3      Indemnification Provisions for Benefit of the Seller..................................38
      9.4      Matters Involving Third Parties.......................................................39
      9.5      Indemnification Claims Procedure......................................................41
      9.6      Payment of Buyer Claims...............................................................41
      9.7      Payment of Seller Claims..............................................................41
      9.8      Mitigation of Losses; Claims Net of Insurance Proceeds and Tax Benefits...............41
      9.9      Subrogation...........................................................................42
      9.10     Available Remedies....................................................................42
ARTICLE X: TERMINATION...............................................................................43
      10.1     Termination of the Agreement..........................................................43
      10.2     Effect of Termination.................................................................44
ARTICLE XI: MISCELLANEOUS............................................................................44
      11.1     Press Releases and Announcements......................................................44
      11.2     No Third-Party Beneficiaries..........................................................44
      11.3     Entire Agreement......................................................................44
      11.4     Succession and Assignment.............................................................44
      11.5     Facsimile/Counterparts................................................................45
      11.6     Headings..............................................................................45
      11.7     Notices...............................................................................45
      11.8     Governing Law.........................................................................46
      11.9     Dispute Resolution....................................................................46
      11.10    Amendments and Waivers................................................................47
      11.11    Severability..........................................................................47
      11.12    Expenses..............................................................................47
      11.13    Construction..........................................................................47
      11.14    Incorporation of Exhibits, Annexes, and Schedules.....................................48
      11.15    Specific Performance..................................................................48

                                    EXHIBITS

Exhibit A         Escrow Agreement
Exhibit B         Operating Companies' Financial Statements
Exhibit C         Form of Seller's Officer's Certificate
Exhibit D         Form of Seller's Secretary's Certificate
Exhibit E         Form of Opinion of the Seller's Legal Counsel
Exhibit F         Form of Seller's Release
Exhibit G         Form of Buyer's Officer's Certificate
Exhibit H         Form of Buyer's Secretary's Certificate


                                     ANNEXES

Annex A           Definitions
Annex B           July 31 Balance Sheet

                            STOCK PURCHASE AGREEMENT


                  This STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of November 14, 2000, by and among HEALTHASPEX, INC., a Delaware corporation (the "BUYER"), MEDICALCONTROL HOLDINGS, INC., a Delaware corporation (the "SELLER"), DIVERSIFIED GROUP ADMINISTRATORS, INC., a Pennsylvania corporation and wholly-owned subsidiary of the Seller ("DGA"), and DIVERSIFIED GROUP INSURANCE AGENCY OF PA, INC., a Pennsylvania corporation and wholly-owned subsidiary of the Seller ("DGIA" and, together with DGA, the "OPERATING COMPANIES"). The Buyer, DGA, DGIA, the Operating Companies and the Seller are referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS:

                  A. The Seller owns all of the outstanding capital stock of the Operating Companies.

                  B. This Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, all of the outstanding capital stock of the Operating Companies.

                                   AGREEMENT:

                  NOW, THEREFORE, in consideration of the premises and the mutual promises made herein, and the representations, warranties, and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I:
                                   DEFINITIONS

                  Certain capitalized terms used in this Agreement have the meanings specified or referred to in Annex A hereto, which annex is attached hereto and incorporated herein and made a part hereof. Such terms shall be equally applicable to both the singular and plural forms. Any agreement referred to herein or in Annex A hereto shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted or required by the applicable provisions thereof and by this Agreement.


                                   ARTICLE II:
                                 STOCK PURCHASE


                  2.1 BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, all of the issued and outstanding shares of Capital Stock of the Operating Companies (collectively, the "SHARES") for the consideration specified below in this Article II, free and clear of all Security Interests.

                  2.2 PURCHASE PRICE. The purchase price for the Shares (the "PURCHASE PRICE") shall be equal to $2,500,000, subject to any adjustment required to be made pursuant to Section 2.7.


                  2.3 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable by the Buyer at the Closing as follows:

                           (a) CASH PORTION. $2,350,000 of the Purchase Price
(adjusted as set forth in Section 2.6 below) shall be paid by the Buyer in cash by wire transfer of funds to the account of the Seller as specified in writing to the Buyer prior to Closing (the Purchase Price includes the payment of $50,000 for the covenant not to compete provided in Section 6.9); and

                           (b) ESCROW PORTION. $150,000 of the Purchase Price
will be paid in cash by wire transfer of funds to the Escrow Agent to be held in escrow in accordance with the Escrow Agreement described in Section 2.5.


                  2.4 THE CLOSING. The Closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place on 10:00 a.m., Eastern Time, on a date mutually agreed to by the parties (which date shall be as soon as practicable following the date on which all of the conditions to Closing set forth in Articles VII and VIII have been satisfied), by facsimile transmission of executed copies of this Agreement and all other documents and agreements to be executed in connection with this Agreement by each Party to the other Party (the date on which the Closing actually occurs, the "CLOSING DATE"), with each of the transactions that occur at Closing being deemed to have occurred simultaneously effective 12:01 a.m., Eastern Time, on the first day of the calendar month in which approval has been obtained of the stockholders of MedicalControl, Inc., a Delaware corporation and sole stockholder of the Seller ("MEDICALCONTROL") (such date, the "EFFECTIVE DATE").


                  2.5 ESCROW ARRANGEMENTS. Pursuant to the Escrow Agreement to be entered into among the Buyer, the Seller and the Escrow Agent in substantially the form attached hereto as Exhibit A (the "ESCROW AGREEMENT"), $150,000 of the Purchase Price (together with all interest accrued thereon, the "ESCROW SUM") shall be delivered to the Escrow Agent at Closing. The Escrow Sum shall be held pursuant to the terms of the Escrow Agreement for payment from such Escrow Sum of amounts, if any, owed by the Seller to the Buyer pursuant to indemnity claims under Article IX. At the conclusion of the period ending on the eighteen (18) month anniversary following the Closing Date (the "ESCROW PERIOD"), such remaining portion of the Escrow Sum not claimed by or paid to the Buyer in accordance with the terms of the Escrow Agreement and this Agreement shall be disbursed to the Seller. The Buyer and the Seller agree that each will execute and deliver such reasonable instruments and documents as are furnished by any other party to enable such furnishing party to receive those portions of the Escrow Sum to which the furnishing party is entitled under the provisions of the Escrow Agreement and this Agreement.

                  2.6 PREPARATION OF PRELIMINARY CLOSING BALANCE SHEET; MINIMUM CASH AT CLOSING. The Seller shall prepare, in consultation with the Buyer but at its sole expense, a closing balance sheet of the Operating Companies as of the Effective Date in accordance with GAAP and, to the extent consistent with GAAP, consistent with the policies, practices and assumptions utilized in preparing the July 31 Balance Sheet (the "PRELIMINARY CLOSING BALANCE SHEET"). The Seller shall ensure that the cash on hand at the Operating Companies as of the Closing, defined as: (a) the "cash and cash equivalents" of the Operating Companies, minus (b) the sum of (i) the "accounts payable-trade" of the Operating Companies and (ii) the "commissions payable" of the Operating Companies (in each case, the quoted items are as shown on the Preliminary Closing Balance Sheet), is no less than $250,000. The Preliminary Closing Balance Sheet, reflecting the minimum cash figure discussed in the previous sentence, shall be delivered to the Buyer within two (2) business days prior to the Closing Date.


                  2.7 POST-CLOSING ADJUSTMENTS.

                           (a) PREPARATION OF FINANCIAL STATEMENTS. Within
forty-five (45) days following the Closing Date, there shall be delivered to the Seller a balance sheet at and as of the Effective Date (THE "INITIAL POST-CLOSING BALANCE SHEET"), which shall be prepared at the Buyer's sole expense by Arthur Andersen LLP ("AA"), the Buyer's independent accountants, in accordance with GAAP and consistent with the policies, practices and assumptions utilized in preparing the Preliminary Closing Balance Sheet. The Seller shall have twenty (20) days to review the Initial Post-Closing Balance Sheet (beginning on the date of receipt thereof) and, if the Seller does not provide notice to the Buyer that it disputes any item(s) on the Initial Post-Closing Balance Sheet within such time period, the Initial Post-Closing Balance Sheet shall be final and binding upon the Parties. If the Seller disputes any items on the Initial Post-Closing Balance Sheet within such time period and the Parties cannot agree on the final adjustments to the Initial Post-Closing Balance Sheet within ten (10) days after notice of the Seller's dispute was received by the Buyer, then the Parties shall retain the Dallas, Texas office of Deloitte & Touche LLP ("D&T") or, if D&T is unable to accept such appointment, jointly select and retain another independent national accounting firm (other than AA, Grant Thornton LLP and D&T) mutually agreeable to the parties (the "INDEPENDENT ACCOUNTANTS") to review the disputed item(s) on the Initial Post-Closing Balance Sheet. The final determination of such disputed item(s) by the Independent Accountants shall be binding on the Parties and shall be reflected on a new balance sheet (the "FINAL POST-CLOSING BALANCE SHEET"). The cost of preparing the Final Post-Closing Balance Sheet, if one is prepared, shall be evenly divided between the Buyer and the Seller.

                           (b) NET WORTH ADJUSTMENT. The Purchase Price will be
adjusted upward or downward, on a dollar-for-dollar basis, by the amount (such amount, the "NET WORTH ADJUSTMENT"), if any, by which: (i) the Net Worth as reflected on the Initial Post-Closing Balance Sheet or, if a Final Post-Closing Balance Sheet has been prepared, the Final Post-Closing Balance Sheet, is greater or less than (ii) $489,410 (the "NET WORTH Target"). For example, if the Net Worth reflected on the Final Post-Closing Balance Sheet is equal to $469,210, the Net Worth Adjustment shall be equal to -$20,200 [469,210 - 489,410], and the Purchase Price shall be reduced by $20,200.

                           (c) ACCOUNTS PAYABLE ADJUSTMENT. The Purchase Price
will also be adjusted upward or downward, on a dollar-for-dollar basis, by the amount (such amount, the "ACCOUNTS PAYABLE ADJUSTMENT"), if any, equal to: (i) the payments to be made by the Operating Companies under the "accounts payable-premiums" accrual, minus (ii) the sum of (A) the "restricted cash" item, and (B) all amounts received by the Operating Companies between the Effective Date and forty-five (45) days thereafter for the "accounts receivable-trade" accrual, net of allowance for doubtful accounts (in each case, the quoted items are as shown on the Initial Post-Closing Balance Sheet or, if a Final Post-Closing Balance Sheet has been prepared, the Final Post-Closing Balance Sheet). If such amount is a positive number, the Purchase Price shall be reduced by such amount. If such amount is a negative number, the Purchase Price shall be increased by the absolute value of such amount. For example, if "accounts payable-premiums," "accounts receivable-trade" accrual (net of allowance for doubtful accounts amounts), and "restricted cash" as of the Effective Date are determined under Section 2.7(a) to be equal to $680,000, $330,000 and $350,000, respectively, and the Operating Companies receive $345,000 between the Effective Date and forty-five (45) days thereafter for the "accounts receivable-trade" accrual, net of allowance for doubtful accounts, then the Accounts Payable Adjustment shall be equal to -$15,000 [$680,000 - ($350,000 + $345,000)], and the Purchase Price shall be increased by $15,000. The Accounts Payable Adjustment, together with the Net Worth Adjustment, is referred to collectively as the "POST-CLOSING ADJUSTMENT." The Parties acknowledge and agree that the amount set forth as the "restricted cash" item in the Preliminary Closing Balance Sheet, the Initial Post-Closing Balance Sheet and, if one is prepared, the Final Post-Closing Balance Sheet shall in each case be the difference between the "accounts payable-premiums" and "accounts receivable-trade" (net of allowance for doubtful accounts) accruals as of the Effective Date.

                           (d) PAYMENT OF POST-CLOSING ADJUSTMENTS. Any Net
Worth Adjustment resulting in payment being due to a Party shall be netted against any Accounts Payable Adjustment resulting in payment being due from such Party, and vice-versa. If the Post-Closing Adjustment, as so netted, results in a payment being due to the Buyer, such amount shall be payable to the Buyer by the Seller by certified check or wire transfer to the Buyer in immediately available funds fifteen (15) days after (i) the Seller's time period in which to dispute the Initial Post-Closing Balance Sheet has expired, or (ii) if a Final Post-Closing Balance Sheet has been prepared, delivery to the Seller of the Final Post-Closing Balance Sheet (the "DUE DATE"). If the Post-Closing Adjustment, as so netted, results in a payment being due to the Seller, such amount shall be paid by certified check or wire transfer to the Seller in immediately available funds on or before the Due Date.


                  2.8 GRI RECEIVABLE PAYMENTS. The Buyer shall pay to the Seller fifty-five percent (55%) of each payment made by Group Resources, Inc. ("GRI") arising out of the sale of the Dallas, Texas division of DGA (the "DALLAS DIVISION") to GRI (as reflected on the July 31 Balance Sheet as the "Receivable from Sale of Division" (such receivable, the "GRI RECEIVABLE")), however, the Parties agree and acknowledge that the amount actually paid by GRI pursuant to the GRI Receivable may be more or less than the amount set forth on the July 31 Balance Sheet. The Buyer shall use commercially reasonable efforts in collecting the GRI

Receivable and shall make the foregoing payments within ten (10) days after receipt of the corresponding payments from GRI.


                  2.9 LIABILITIES. The Parties agree that the business of the Operating Companies is structured in such a way as to avoid liability for health care claims. However, the Parties acknowledge that the Operating Companies have been, prior to the date of this Agreement, and will continue to be, after the date of this Agreement, subject to Operating Company Claims (as defined in Section 5.17) as a result of their operations. The Parties agree that, with respect to these Operating Company Claims:

                           (a) NON-DALLAS LIABILITIES. Subject to the provisions
of Article IX, the Buyer shall be solely responsible for the payment of, and shall indemnify and hold the Seller harmless from, all Losses relating to all Claims made or threatened against either or both of the Operating Companies before any court or quasi-judicial or administrative Governmental Body, or before any arbitrator (each, an "OPERATING COMPANY CLAIM") (other than the Dallas Liabilities discussed in Section 2.9(b) and the CBJ Plating Liability to the extent set forth in Section 2.9(c)), whether such Operating Company Claims were initiated before the Closing or are initiated after the Closing (such Losses, the "NON-DALLAS LIABILITIES"), except that the Seller shall be solely responsible for the payment of, and shall indemnify and hold the Buyer harmless from, any Non-Dallas Liabilities if and to the extent that the Losses relating to such Non-Dallas Liabilities exceed the sum of: (i) $75,000; (ii) the $145,000 reserve set forth in the July 31 Balance Sheet (or such lesser amount as is set forth in the liability reserve in the Initial Post Closing Balance Sheet or, if a Final Post-Closing Balance Sheet has been prepared, the Final Post-Closing Balance Sheet); and (iii) forty-five percent (45%) of the amount due to be paid by GRI pursuant to the GRI Receivable (such amount, the "ESTIMATED GRI RECEIVABLE AMOUNT") (the sum of the items referred to in clauses (i) through
(iii), the "SELLER INDEMNITY DEDUCTIBLE"). On or immediately after the second anniversary of the Closing Date, the Buyer shall determine the actual aggregate amount received by it from the GRI Receivable as of the second anniversary of the Closing Date (such amount, minus the aggregate amount paid to the Seller pursuant to Section 2.8, the "ACTUAL GRI RECEIVABLE AMOUNT"). If the Actual GRI Receivable Amount is less than the Estimated GRI Receivable Amount, then the calculation made pursuant to the first sentence of this Section 2.9(a) shall be recalculated using the Actual GRI Receivable Amount (instead of the Estimated GRI Receivable Amount), and the Seller shall immediately pay to the Buyer any amounts actually paid by the Buyer to the Seller or on the Seller's behalf pursuant to the initial calculation that are not owed to the Seller pursuant to the subsequent calculation (as a result of a lower Seller Indemnity Deductible). If the Actual GRI Receivable Amount is more than the Estimated GRI Receivable Amount, then the calculation made pursuant to the first sentence of this Section 2.9(a) shall be recalculated using the Actual GRI Receivable Amount (instead of the Estimated GRI Receivable Amount), and the Buyer shall immediately pay to the Seller any amounts actually paid by the Seller to the Buyer or on the Buyer's behalf pursuant to the initial calculation that are not owed to the Buyer pursuant to the subsequent calculation (as a result of a higher Seller Indemnity Deductible).

                           (b) DALLAS ASSETS AND LIABILITIES.

                                    (i) ASSETS. The Operating Companies will
transfer to the Seller, prior to the Closing, all remaining assets of the Dallas Division (as defined in Section 2.8), including, without limitation, any Claims against third parties arising out of or resulting from operation of the Dallas Division (such assets, the "DALLAS ASSETS"). The Parties acknowledge that the Dallas Division drafted Third Party Plans for clients of other divisions of the Operating Companies, and they agree that any Claims against third parties arising from such plans shall not be deemed Dallas Assets, except with respect to any third party Claims arising out of Third Party Plans which were adjudicated by the Dallas Division. Upon the consummation of such transfer, the above-described assets of the Dallas Division so transferred shall be assets of the Seller and not assets of the Operating Companies.

                                    (ii) LIABILITIES. The Seller shall be solely
responsible for the payment of, and shall indemnify and hold the Buyer harmless from, all Losses relating to all Claims brought against the Operating Companies, the Seller and/or the Buyer and/or any of their respective Affiliates arising out of or resulting from operation of the Dallas Division, whether such Claims were initiated before the Closing or are initiated after the Closing (such Losses, the "DALLAS LIABILITIES"). The Parties acknowledge that the Dallas Division drafted Third Party Plans for clients of other divisions of the Operating Companies, and they agree that Claims arising from such plans shall not be deemed Dallas Liabilities, except with respect to any third party Claims adjudicated by the Dallas Division under such Third Party Plans. The Parties agree that the Seller's potential liability pursuant to this Section 2.9(b) is not subject to any limitation on liability set forth in Article IX or any other provision of this Agreement and that such liabilities shall not be included in determining whether or not the liabilities accrued by the Seller pursuant to this Agreement have reached or exceeded the Seller General Indemnity Cap and/or the Seller Absolute Indemnity Cap.

                           (c) CBJ PLATING LIABILITY. The Seller shall be solely
responsible for the payment of, and shall indemnify and hold the Buyer harmless from, all Losses in excess of the sum of $25,000 incurred by the Operating Companies, the Buyer and/or any of their respective Affiliates after the Closing Date arising out of or resulting from the CBJ Plating and Machine, Inc. litigation (as described in the Litigation Certificate (as defined in Section 5.17)) (such Losses, the "CBJ PLATING LIABILITY"). The Parties agree any Claims arising from the CBJ Plating Liability shall be handled according to the procedures for third party claims set forth in Section 9.4, and agree further that the Seller Indemnity Deductible, the Seller General Indemnity Cap and the Seller Absolute Indemnity Cap shall each be inapplicable to, and shall not in any way limit, the potential liability of the Seller pursuant to this Section 2.9(d).


                  2.10 CANCELLATION OF STOCK OPTION, DEFERRED BONUS AND PHANTOM EQUITY PLANS. The Seller shall have provided for the cancellation, on or prior to the first day of the first calendar month following the Closing Date (the "NEW PLAN EFFECTIVE DATE"), of any stock option, deferred bonus, and phantom equity plans that are operated by the Operating Companies or are solely for their benefit, if any, and all outstanding options, deferred bonuses, interests or rights thereunder, at no cost to the Operating Companies or the Buyer. The Parties agree that the Seller shall bear all of the expenses incurred in maintaining such plans during the time period starting on the Closing Date and ending on the New Plan Effective Date. The Operating Companies shall obtain such replacement plans as are deemed appropriate and approved by the Buyer to take effect on the New Plan Effective Date. The Parties acknowledge that the Operating Companies' employees are currently entitled to participate, subject to the applicable rules thereof, in certain benefits plans operated by the Seller and/or MedicalControl, which plans shall survive the Closing. The Parties also acknowledge that the benefits of the Operating Companies' employees under these plans will terminate on or before the New Plan Effective Date or such later date as is required by the terms of such plans.


                                  ARTICLE III:
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller represents and warrants to the Buyer that, subject to the specific qualifications and limitations set forth below, the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date, except as set forth in the Disclosure Schedules delivered by the Seller to the Buyer on the date of this Agreement and updated on or prior to the Closing Date (the "DISCLOSURE SCHEDULES"). The Disclosure Schedules consist of individually lettered and numbered schedules that correspond to the numbered and lettered sections contained in this Article III and in Article V. The disclosure of a particular item in the Disclosure Schedules as an exception to one representation and warranty made either in this Article III or in Article V will not constitute disclosure of that item for purposes of any other representation and warranty unless it would be reasonably apparent, in the mind of a reasonable buyer, from the disclosure made in response to one representation and warranty, that the particular disclosure item applies to the other representation and warranty, regardless of whether the same item should or could have been disclosed for the purposes of the other representation and warranty.


                  3.1 ORGANIZATION OF THE SELLER. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.


                  3.2 AUTHORIZATION OF TRANSACTION. Except as set forth on
Schedule 3.2, the Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Seller. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions, except as may be limited by the Equitable Exceptions. The Seller is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Body or, except as set forth on Schedule 3.2, its stockholders in order to consummate the transactions contemplated by this Agreement.


                  3.3 NONCONTRAVENTION. Except as would not result in a Material Adverse Change to the Seller, neither the execution and the delivery of this Agreement by the Seller, nor the consummation of the transactions contemplated hereby by the Seller, will: (a) violate any Requirements of Laws or Court Order to which the Seller is subject; (b) contravene any provision of the Certificate of Incorporation or Bylaws of the Seller; or (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any part the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest, or other arrangement to which the Seller is a party, by which it is bound, or to which any of its assets are subject.


                  3.4 BROKER'S FEES. Except as set forth on Schedule 3.4, the Seller has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.


                  3.5 OPERATING COMPANIES' SHARES. The Seller holds of record and owns beneficially all of the Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), claims, unpaid Taxes, options, warrants, rights, contracts, calls, commitments, equities, demands and, except as set forth on Schedule 3.5, Security Interests. The Seller is not a party to any option, warrant, right, contract, call, put, or other agreement or commitment providing for the disposition or acquisition of any Capital Stock of the Operating Companies (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any Capital Stock of the Operating Companies.


                                   ARTICLE IV:
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

                  The Buyer represents and warrants to the Seller that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.


                  4.1 ORGANIZATION OF THE BUYER. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.


                  4.2 AUTHORIZATION OF TRANSACTION. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Buyer. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions except for the Equitable Exceptions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of, any Governmental Body to consummate the transactions contemplated by this Agreement.

                  4.3 NONCONTRAVENTION. Except as would not result in a Material Adverse Change to the Buyer, neither the execution and the delivery of this Agreement by the Buyer, nor the consummation of the transactions contemplated hereby by the Buyer, will: (a) violate any Requirements of Laws or Court Order to which the Buyer is subject or any provision of its articles of incorporation or bylaws; (b) contravene any provision of the articles of incorporation or bylaws of either or both of the Operating Companies; (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.


                  4.4 BROKERS' FEES. The Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.


                  4.5 INVESTMENT REPRESENTATIONS.

                           (a) INVESTMENT PURPOSE. The Buyer was not formed for
the purpose of acquiring the Shares. The Buyer is purchasing the Shares for investment purposes and not with a present view to, or for sale in connection with, a distribution thereof, within the meaning of the Securities Act. The Buyer acknowledges that the Shares have not been registered under the Securities Act or qualified under applicable state securities laws and understands the restrictions on resale of such Shares imposed by the Securities Act and such applicable state securities laws. The Buyer also acknowledges that the Seller has no obligation to register the Shares, that there is presently no public market for the Shares, and that there may never be a public market for the Shares, and that, even if such a market develops, the Buyer may never be able to sell or dispose of such Shares and, accordingly, the Buyer must bear the economic risk of this investment potentially indefinitely.

                           (b) INFORMATION. The Buyer has been furnished all
documents relating to the business, finances and operations of the Operating Companies which the Buyer requested from the Seller and has been able to evaluate the risks and merits associated with an investment in the Shares to its satisfaction. The Buyer has been afforded the opportunity to ask questions of the Seller's representatives concerning the Operating Companies in making the decision to purchase the Shares, and such questions have been answered to its satisfaction. The foregoing, however, does not limit or modify in any way the representations and warranties of the Seller in Article V or the right of the Buyer to rely on such representations and warranties.

                           (c) BUYER'S QUALIFICATIONS. The Buyer is either: (i)
an accredited investor (as defined in Rule 501 under Regulation D promulgated under the Securities Act); or (ii) a sophisticated Buyer (as described in Rule 506(b)(2)(ii) promulgated under the Securities Act), and Buyer is not an "Investment Company" or a company "controlled" by an Investment Company (within the meaning of the Investment Company Act of 1940, as amended). The Buyer is capable of evaluating the merits and risks of an investment in the Shares.

                                   ARTICLE V:
                         REPRESENTATIONS AND WARRANTIES
                       CONCERNING THE OPERATING COMPANIES

                  The Seller represents and warrants to the Buyer that, subject to the specific qualifications and limitations set forth herein, the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date, except as set forth in the Disclosure Schedules.


                  5.1 ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Each of the Operating Companies is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania. Except as set forth on Schedule 5.1, each of the Operating Companies is duly authorized to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Change to such Operating Company. Each of the Operating Companies has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Schedule 5.1 lists the directors and officers of DGA and DGIA, and all jurisdictions in which each of them is qualified to do business. The Seller has delivered to the Buyer correct and complete copies of the articles of incorporation and bylaws of each of the Operating Companies (as amended to date). The minute books containing the records of meetings and/or resolutions of the stockholders, the board of directors, and any committees of the board of directors, the stock certificate books, and the stock record books of DGA and DGIA (including in each instance all ratifications contained therein) are correct and complete in all material respects. Neither of the Operating Companies is in default under or in violation of any provision of its articles of incorporation or bylaws.


                  5.2 CAPITALIZATION. The entire authorized Capital Stock of DGA consists of five thousand (5,000) shares of common stock, no par value. As of the Closing Date, there are two thousand one hundred seventy-six (2,176) shares of DGA's common stock issued and outstanding. The entire authorized Capital Stock of DGIA consists of five thousand (5,000) shares of common stock, no par value. As of the Closing Date, there are one thousand two hundred twenty (1,220) shares of DGIA's common stock issued and outstanding. All of the issued and outstanding Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Seller. There are no outstanding or authorized options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights, or other agreements or commitments to which either Operating Company is a party or which are binding upon any Operating Company providing for the issuance, disposition, or acquisition of any of its capital stock (other than this Agreement). There are no outstanding or authorized stock appreciation, phantom stock, or similar rights with respect to either of the Operating Companies. There are no voting trusts, proxies, or any other agreements or understandings with respect to the voting of the Capital Stock of the Operating Companies.

                  5.3 NONCONTRAVENTION. Except as would not result in a Material Adverse Change to the Operating Companies, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will: (a) violate any Requirements of Laws or Court Order to which either of the Operating Companies is subject or any provision of the articles of incorporation or bylaws of either such Operating Company; or (b) except as set forth on Schedule 5.3(b), conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest, or other arrangement to which either of the Operating Companies is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Neither Operating Company needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Body in order for the Parties to consummate the transactions contemplated by this Agreement.


                  5.4 SUBSIDIARIES. Neither DGA nor DGIA has any Subsidiaries and neither DGA nor DGIA controls, directly or indirectly, or has any direct or indirect equity participation in, any corporation, partnership, limited liability company, organization or other business association.


                  5.5 FINANCIAL STATEMENTS. Attached hereto as Exhibit B are the following financial statements: (a) unaudited balance sheets and statements of income, shareholders' equity, and cash flows for the Operating Companies as of and for the fiscal years ended December 31, 1998 and December 31, 1999 prepared using the results of the audited financial statement for such period of MedicalControl; and (b) unaudited balance sheet and statements of income, shareholders' equity, and cash flows for the Operating Companies as of and for the seven (7) month period ended July 31, 2000 (collectively, the "FINANCIAL STATEMENTS"). Except as set forth on Schedule 5.5, the Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis, on an accrual basis throughout the periods covered thereby, fairly present the financial condition of the Operating Companies as of such dates, and are consistent with the books and records of the Operating Companies (which books and records are correct and complete in all Material respects).


                  5.6 EVENTS SUBSEQUENT TO JULY 31, 2000. Since July 31, 2000, except as set forth on the Disclosure Schedules, there has not been any Material Adverse Change to the Operating Companies. Without limiting the generality of the foregoing, since that date, neither of the Operating Companies has: (a) except as set forth on Schedule 5.6(a), sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business; (b) except as set forth on Schedule 5.6(b), entered into, accelerated, terminated, modified, or canceled any Material Contract; (c) imposed any Security Interest upon any of its assets (whether tangible or intangible); (d) except as set forth on Schedule 5.6(d), made any capital expenditure (or series of related capital expenditures) either: (i) involving more than $20,000 individually or $40,000 in the aggregate; or (ii) outside the Ordinary Course of Business; (e) made any capital investment in, any loan to, or any acquisition of the securities or assets of any other person (or series of related capital investments, loans, and acquisitions) involving more than $20,000 individually or $40,000 in the aggregate; (f) created, incurred, assumed, or guaranteed any indebtedness (including capitalized lease obligations) either: (i) involving more than $20,000 individually or $40,000 in the aggregate; or (ii) outside the Ordinary Course of Business; (g) except as set forth on Schedule 5.6(g), delayed or postponed (beyond its normal practice) the payment of any accounts payable or other Liabilities; (h) except as set forth on Schedule 5.6(h), canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either: (i) involving more than $20,000; or (ii) outside the Ordinary Course of Business; (i) except as set forth on Schedule 5.6(i), granted any license or sublicense of any rights under or with respect to any Intellectual Property; (j) made or authorized any change to its articles of incorporation or bylaws; (k) issued, sold, or otherwise disposed of any of its Capital Stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion or exercise) any of its Capital Stock; (l) except as set forth on Schedule 5.6(l), declared, set aside, or paid any dividend or distribution with respect to its Capital Stock nor redeemed, purchased, or otherwise acquired any of its Capital Stock; (m) except as set forth on Schedule 5.6(m), made any consulting or other payment to the Seller, except in the Ordinary Course of Business; (n) experienced any damage, destruction or other Loss involving more than $20,000 (whether or not covered by insurance) to its property; (o) made any loan to or from, or entered into any other transaction with, any of its directors, officers, and/or employees either outside the Ordinary Course of Business or involving more than $20,000; (p) entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement with any of its full-time employees; (q) except as set forth on Schedule 5.6(q), granted any increase outside the Ordinary Course of Business in the base compensation of, or made any other change in the employment terms for, any of its directors, officers, and employees outside the Ordinary Course of Business;
(r) except as set forth on Schedule 5.6(r), adopted any bonus, profit-sharing, incentive compensation, pension, retirement, medical, hospitalization, life, or other insurance, severance, or other plan, contract or commitment relating to any of the foregoing for any of its directors, officers, and employees, or modified or terminated any such plan, contract or commitment in existence as of July 31, 2000; (s) made any other change in employment terms for any of its directors, officers, and full-time employees; or (t) committed to do any of the foregoing.


                  5.7 UNDISCLOSED LIABILITIES. Neither of the Operating Companies has any Liability and, to the Seller's and the Operating Companies' Knowledge, there is no Basis for any present or future Claim against DGA giving rise to any Liability (including, without limitation, Liability under the FSLA and liability under ERISA, but excluding any Liability under ERISA arising out of the Operating Companies' operation of the Business) which is individually in excess of $20,000, except for: (a) Liabilities that are either set forth on the face of the July 31 Balance Sheet or disclosed in any notes thereto; (b) Liabilities which have arisen after the July 31 Balance Sheet in the Ordinary Course of Business (none of which relates to any breach of contract, breach of warranty, tort, infringement, or violation of any applicable Requirements of Laws or arose out of any Claims); (c) Liabilities relating to employees of the Operating Companies, including employee payroll and all other employee benefit payments, incurred in the Ordinary Course of Business; (d) performance obligations arising under the Material Contracts or any other contracts, plans, leases, liens or other agreements entered into in the Ordinary Course of Business; and (e) the Dallas Liabilities and the Non-Dallas Liabilities set forth on the schedule of potential liabilities provided by the Seller to the Buyer.

                  5.8 TAX MATTERS. With respect to each tax period ending on or after December 31, 1995:

                           (a) Each of the Operating Companies has filed all Tax
Returns that it was required to file. All such Tax Returns were correct and complete in all Material respects. All Taxes owed by the Operating Companies (whether or not shown on any Tax Return) have been paid when due. Neither DGA nor DGIA currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where DGA or DGIA does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of DGA or DGIA that arose in connection with any failure (or alleged failure) to pay any Tax.

                           (b) Each of the Operating Companies has withheld and
paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party and each of the Operating Companies has properly reflected the status of all employees and independent contractors in connection therewith as required by applicable Tax law and the FLSA.

                           (c) Neither of the Operating Companies, nor the
Seller or any of their respective directors or officers (or employees responsible for Tax matters) has received, or expects to receive, any notice that any authority intends to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of either or both of the Operating Companies that either: (i) has been claimed or raised by any authority in writing; or (ii) as to which the Operating Companies or the Seller otherwise has any Knowledge. Schedule 5.8(c) lists all federal, state, local, and foreign income Tax Returns filed with respect to the Operating Companies for taxable periods ended on or after December 31, 1995, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Seller and/or the Operating Companies have delivered to the Buyer correct and complete copies of all federal income Tax Returns filed, examination reports received, and statements of deficiencies assessed against or agreed to, by or concerning the Operating Companies since December 31, 1995.

                           (d) Neither of the Operating Companies has waived any
statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                           (e) Neither of the Operating Companies has filed a
consent under Code Section 341(f) concerning collapsible corporations. Neither of the Operating Companies has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible to it under Code
Section 280G. Neither of the Operating Companies has been a United States real property holding corporation (within the meaning of Code Section 897(c)(2)) during the applicable period specified in Code Section 897(c)(1)(A)(ii). Both of the Operating Companies have disclosed on their federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax (within the meaning of Code Section 6662). Except as disclosed on Schedule 5.8, neither of the Operating Companies is a party to any Tax allocation or sharing agreement. Neither of the Operating Companies has ever been (and neither has any Liability for unpaid Taxes because it once was) a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which is MedicalControl). Neither of the Operating Companies has ever incurred any Liability for the Taxes of any Person under Treas. Reg. Section 1.1502-6 (or any similar applicable provision of state, local, or foreign Requirements of Laws), as a transferee or successor, by contract, or otherwise, during any part of any consolidated return year within any part of which consolidated return year any corporation other than DGA and DGIA also were members of the Affiliated Group. Neither of the Operating Companies has ever made an election under Section 1362 of the Code and/or any corresponding state or local Tax provisions to be an S corporation (within the meaning of Section 1361 of the Code) during any taxable year (or portion thereof).

                           (f) The unpaid Taxes of the Operating Companies
(other than income Taxes) do not exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the July 31 Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date (as set forth on the Preliminary Closing Balance Sheet) in accordance with the past custom and practice of the Operating Companies in filing their Tax Returns.

                           (g) Each Affiliated Group has filed all Income Tax
Returns that it was required to file for each taxable period during which either of the Operating Companies was a member of the group. All such Tax Returns were correct and complete in all respects. All Income Taxes owed by any Affiliated Group (whether or not shown on any Tax Return) have been paid when due for each taxable period during which either of Operating Companies was a member of the group.

                           (h) Neither the Seller nor any of the directors or
officers (or employees responsible for Tax matters) of the Seller and its Subsidiaries has received, or expects to receive, any notice that any authority intends to assess any additional Income Taxes against any Affiliated Group for any taxable period during which either of the Operating Companies was a member of the group. There is no dispute or claim concerning any Income Tax Liability of any Affiliated Group for any taxable period during which either of the Operating Companies was a member of the group either: (i) claimed or raised by any authority in a written notice delivered to either DGA, DGIA or the Seller; or (ii) as to which the Seller and/or its Subsidiaries (including, without limitation, the Operating Companies) has Knowledge based upon personal contact with any agent of such authority. No Affiliated Group has waived any Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency for any taxable period during which either of the Operating Companies was a member of the group.

                  5.9 TANGIBLE ASSETS. Each of the Operating Companies owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed by the Operating Companies to be conducted (without taking into account any changes to be made by the Buyer on or after the Closing).


                  5.10 OWNED REAL PROPERTY. Except as disclosed on Schedule 5.10, neither of the Operating Companies owns, nor do either of them have any interest in, any real property or improvements thereon (other than the leases disclosed in Schedule 5.12, and the leasehold improvements relating to the same) nor does DGA have any options, agreements or contracts under which it has the right or obligation to acquire any interest in any real property or improvements (other than as disclosed in Schedule 5.12).


                  5.11 INTELLECTUAL PROPERTY. Schedule 5.11 lists and briefly describes of all patents, trademarks, tradenames, copyrights, licenses, computer software or data (other than general commercial software) or applications therefor owned by or registered in the name of the Operating Companies or in which the Operating Companies have any rights, licenses, or immunities (collectively, the "INTELLECTUAL PROPERTY"). The Operating Companies have furnished the Buyer with copies of all license agreements to which one or both of the Operating Companies is a party, either as licensor or licensee, with respect to any Intellectual Property necessary for the conduct of their Business, except for general software licenses not specific to the Business (i.e., "shrinkwrap" software licenses). Except as described on Schedule 5.11, the Operating Companies have good title to or the right to use such Intellectual Property and all inventions, processes, designs, formulae, trade secrets and know-how necessary for the conduct of their Business, as presently conducted, without the payment of any royalty or similar payment, and neither of the Operating Companies is infringing on any patent right, tradename, copyright or trademark right or other Intellectual Property right of others, and neither of the Operating Companies nor the Seller is aware of any infringement by others of any such rights owned by the Operating Companies.


                  5.12 REAL PROPERTY. Schedule 5.12 lists and briefly describes all real property either owned by or leased or subleased to the Operating Companies. Except as set forth on Schedule 5.12, all such real properties are owned by the Operating Companies free and clear of any Security Interests. Except for any oral lease agreements described on Schedule 5.12, the Seller has delivered to the Buyer correct and complete copies of the leases and subleases listed in Schedule 5.12. With respect to each lease and sublease listed on
Schedule 5.12:

                           (a) the lease or sublease is legal, valid, binding,
enforceable, and in full force and effect, subject to the Equitable Exceptions;

                           (b) except as set forth on Schedule 5.12(b), the
lease or sublease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms immediately after the consummation of the transactions contemplated by this Agreement;

                           (c) except as set forth on Schedule 5.12(c), neither
of the Operating Companies is, and to the Knowledge of the Operating Companies, no other party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                           (d) neither of the Operating Companies is, and to the
Knowledge of the Operating Companies, no other party to the lease or sublease has repudiated any provision thereof;

                           (e) there are no disputes, oral agreements, or
forbearance programs in effect as to the lease or sublease;

                           (f) neither of the Operating Companies has assigned,
transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                           (g) to the Knowledge of the Operating Companies, all
facilities leased or subleased thereunder have received all approvals of Governmental Bodies (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable Requirements of Laws;


                  5.13 CONTRACTS. Schedule 5.13 lists the following contracts, agreements and other written arrangements to which either or both of the Operating Companies is a party (each, a "MATERIAL CONTRACT" and, collectively, the "MATERIAL CONTRACTS"):

                           (a) the top twenty (20) administrative services
agreements pursuant to which either or both of the Operating Companies provide services in connection with Third Party Plans, as measured by the net revenues to the Operating Companies arising out of such administrative services agreements (collectively, the "MATERIAL ADMINISTRATIVE SERVICES AGREEMENTS").

                           (b) any written arrangement (or group of related
written arrangements) for the lease of personal property from or to third parties providing for lease payments in excess of $30,000 per annum (other than the Material Administrative Services Agreements and any other administrative services agreements to which either or both of the Operating Companies is a party);

                           (c) any written arrangement (or group of related
written arrangements) for the purchase or sale of equipment, supplies, products, or other property or for the furnishing or receipt of services during the year 2000 or beyond which involves more than the sum of $30,000 (including, without limitation, any Customer Contract or Customer Agreement meeting such criteria, but excluding the Material Administrative Services Agreements and any other administrative services agreements to which either or both of the Operating Companies is a party);

                           (d) any written arrangement concerning an investment
in a limited liability company, partnership or joint venture;

                           (e) any written arrangement (or group of related
written arrangements) under which it has created, incurred, assumed, or guaranteed (or may create, incur, assume, or guarantee) indebtedness (including capitalized lease obligations) involving more than $30,000 or under which it has imposed (or may impose) a Security Interest on any of its assets (whether tangible or intangible) (other than the Material Administrative Services Agreements and any other administrative services agreements to which either or both of the Operating Companies is a party);

                           (f) any written arrangement requiring confidentiality
or noncompetition (other than confidentiality agreements entered into in connection with the sale of the Operating Companies to the Buyer);

                           (g) any agreement relating to a loan to or from an
officer, director, employee or Affiliate of DGA, other than advances on such person's salary made in the Ordinary Course of Business, or any agreement with the Seller or an Affiliate of the Seller relating to the purchase, sale or furnishing of equipment, supplies, products or services;

                           (h) any written arrangement with any of the
directors, officers, and/or employees of either or both of the Operating Companies in the nature of a collective bargaining agreement, employment agreement, or severance agreement; and

                           (i) any other written arrangement (or group of
related written arrangements) either: (i) involving more than $30,000 (other than the Material Administrative Services Agreements and any other administrative services agreements to which either or both of the Operating Companies is a party); or (ii) not entered into in the Ordinary Course of Business.

                  The Seller and/or the Operating Companies have delivered or made available to the Buyer a correct and complete copy of each written Material Contract listed in Schedule 5.13. With respect to: (a) each Material Contract (including, without limitation, each Material Administrative Services Agreement); and (b) each administrative services agreement pursuant to which either or both of the Operating Companies provide services in connection with Third Party Plans that is not a Material Administrative Services Agreement: (i) except as set forth on Schedule 5.13, such contract or agreement is legal, valid, binding, enforceable, and in full force and effect, subject to the Equitable Exceptions; (ii) such contract or agreement will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms after giving effect to the transactions contemplated by this Agreement; (iii) neither of the Operating Companies is, nor, to the Knowledge of the Operating Companies, is any other party thereto in Material breach or default, and no event has occurred which with notice or lapse of time would constitute a Material breach or default or permit termination, modification, or acceleration, under such contract or agreement; and (iv) neither of the Operating Companies is, nor, to the Knowledge of the Operating Companies, has any other party thereto, repudiated any provision of such contract or agreement. Neither of the Operating Companies is a party to any verbal contract, agreement, or other arrangement which, if reduced to written form, would be required to be listed in
Schedule 5.13 under the terms of this Section 5.13. Except as disclosed on
Schedule 5.13, no customer of
either of the Operating Companies which accounts for, or is reasonably expected to account for, more than $20,000 of the annualized revenues of such Operating Company (based on the Financial Statements for the period ended July 31, 2000) has indicated to such Operating Company within the past year that it will stop, or decrease the rate of, buying services from it.


                  5.14 NOTES AND ACCOUNTS RECEIVABLE. All notes and accounts receivable of the Operating Companies are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are presently current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the July 31 Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Operating Companies.


                  5.15 POWERS OF ATTORNEY. There are no outstanding powers of attorney executed on behalf of either of the Operating Companies.


                  5.16 INSURANCE. Each of the Operating Companies has been covered during the past three (3) years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. A list and brief description of all such insurance policies are set forth on Schedule 5.16. With respect to each such insurance policy: (a) the policy is legal, valid, binding, and enforceable and in full force and effect; (b) except as set forth on Schedule 5.16, the policy will continue to be legal, valid, binding, and enforceable and in full force and effect on identical terms following the Closing Date; (c) neither of the Operating Companies is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, modification, or acceleration, under the policy; and (d) to the Knowledge of the Operating Companies, no party to the policy has repudiated any provision thereof. Schedule 5.16 describes any self-insurance arrangements affecting either or both of the Operating Companies.


                  5.17 LITIGATION. Except as set forth on an officer's certificate delivered by the Seller to the Buyer as of the date hereof and updated as of the Closing Date (the "LITIGATION CERTIFICATE"), neither of the Operating Companies: (a) is subject to any unsatisfied Court Order; or (b) is a party or, to the Knowledge of either of the Operating Companies, is threatened to be made a party to any Operating Company Claim. No unsatisfied Court Order to which either or both of the Operating Companies is subject (whether or not listed on the Litigation Certificate), either individually or collectively with one or more other such unsatisfied Court Orders, will or could reasonably be expected to result in a Material Adverse Change to either or both of the Operating Companies. No Operating Company Claim (whether or not listed on the Litigation Certificate), either individually or collectively with one or more other Operating Company Claims, will or could reasonably be expected to result in a Material Adverse Change to either or both of the Operating Companies.

                  5.18 EMPLOYEES. The Seller has supplied to the Buyer a list of the names and annual rates of compensation of the directors and executive officers of the Operating Companies, and of the employees of the Operating Companies whose annual rates of compensation during the calendar year ended December 31, 1999 (including base salary, bonus and incentive pay) exceeded (or by December 31, 2000 are expected to exceed) $50,000, and setting forth the material terms of the employment agreements, if any, pertaining to such directors, executive officers and employees. Since December 1, 1999, neither of the Operating Companies has experienced an unusual level of employee departures, as compared to the previous years in which the Operating Companies have been in existence. Except as specifically set forth on Schedule 5.18, neither of the Operating Companies have Knowledge that any person on the list provided by the Seller to the Buyer pursuant to the first sentence of this Section 5.18 will not continue to be employed by the Operating Companies after the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 5.18, neither of the Operating Companies is a party to or bound by any collective bargaining agreement, nor has either of the Operating Companies experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. To the Knowledge of the Operating Companies, neither of the Operating Companies has committed any unfair labor practice. Neither of the Operating Companies has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of either or both of the Operating Companies.


                  5.19 PENSION AND BENEFIT PLANS.

                           (a) DISCLOSURE SCHEDULES. Schedule 5.19(a) lists all
Plans and Other Arrangements under which the Operating Companies have any current obligations.

                           (b) COPIES OF DOCUMENTS. The Seller has supplied or
made available to the Buyer true and complete copies of each of the following documents for Plans and Other Arrangements listed on Schedule 5.19(a): (i) the documents setting forth the terms of each Plan; (ii) all related trust agreements or annuity agreements (and any other funding document) for each Plan;
(iii) for the five most recent plan years, all annual reports (Form 5500 series) on each Plan that have been filed with any governmental agency; (iv) the current summary plan description and subsequent summaries of material modifications for each Title I Plan; (v) all DOL opinions on any Plan and all correspondence relating to the request for and receipt of each opinion; (vi) all correspondence with the PBGC on any Plan; (vii) all IRS rulings, opinions or technical advice relating to any Plan and all correspondence relating to the request for and receipt of each ruling, opinion or technical advice; and (viii) all agreements with service providers or fiduciaries for providing services on behalf of any Plan. For each Other Arrangement, the Seller has supplied or made available to the Buyer true and complete copies of each policy, agreement or other document setting forth or explaining the terms of the Other Arrangement, all related trust agreements or other funding documents (including, without limitation, insurance contracts, certificates of deposit, money market accounts, etc.), all employee communications, all correspondence or other submissions with any governmental agency, and all agreements with service providers or fiduciaries for providing services on behalf of any Other Arrangement.

                           (c) DEFINED BENEFIT PLANS, MULTIEMPLOYER PLANS AND
ESOPS. Neither the Operating Companies, nor the Seller, nor any ERISA Affiliate sponsors, maintains, or is obligated to make any contribution to, a Defined Benefit Plan, a Multiemployer Plan, or an ESOP.

                           (d) CONTRIBUTIONS AND OTHER OBLIGATIONS. The
Operating Companies have made all contributions and other payments required by and due under the terms of each Plan and Other Arrangement (other than claims currently being processed) and have taken no action (including, without limitation, actions required by Law) relating to any Plan or Other Arrangement that will increase the obligation of the Buyer and/or the Operating Companies under any Plan or Other Arrangement.

                           (e) ERISA; PROHIBITED TRANSACTIONS. Schedule 5.19(e)
describes all transactions in which the Operating Companies or any of the Plans has engaged in violation of Sections 406(a) or 406(b) of ERISA for which no exemption exists under Section 408 of ERISA and all "prohibited transactions" (as such term is defined in Sections 4975(c)(1) of the Code), for which no exemption exists under Section 4975(c)(2) or 4975(d) of the Code. The Seller has supplied or made available to the Buyer true and complete copies of each request for a prohibited transaction exemption and each exemption obtained in response to such request. All such requests were true and complete when made and continue to be true and complete.

                           (f) QUALIFIED PLANS. Schedule 5.19(f) sets forth a
list of all Qualified Plans. Except as set forth in Schedule 5.19(f), all Qualified Plans and any related trust agreements or annuity agreements (or any other funding document) comply and have complied with ERISA, the Code (including, without limitation, the requirements for Tax qualification described in Section 401 thereof), and all other Laws. The trusts established under such Plans are exempt from federal income taxes under Section 501(a) of the Code. The Operating Companies have received determination letters issued by the IRS with respect to each Qualified Plan, and the Seller has supplied or made available to the Buyer true and complete copies of all such determination letters and all correspondence relating to the applications therefor. All statements made by or on behalf of the Operating Companies to the IRS in connection with applications for determinations with respect to each Qualified Plan were true and complete when made and continue to be true and complete. Nothing has occurred since the date of the most recent applicable determination letter that would adversely affect the tax-qualified status of any Qualified Plan.

                           (g) COMPLIANCE WITH LAW. The Operating Companies have
complied with all applicable provisions of the Code, ERISA, the National Labor Relations Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the FLSA, the Securities Act, the Securities Exchange Act of 1934, as amended, and all other Laws pertaining to the Plans, Other Arrangements and other employee or employment related benefits, and all premiums and assessments relating to all Plans or Other Arrangements. Neither of the Operating Companies has any liability for any delinquent contributions within the meaning of Section 515 of ERISA (including, without limitation, related attorneys' fees, costs, liquidated damages and interest) or for arrearages of wages. Neither of the Operating Companies has any pending unfair labor practice charges, contract grievances under any collective bargaining agreement, other administrative charges, claims, grievances or lawsuits before any court, governmental agency, regulatory body, or arbiter arising under any Law governing the Plan, and there exist no facts that could give rise to any such claims.

                           (h) NON-DEDUCTIBLE PAYMENTS. No Plan or Other
Arrangement, individually or collectively, provides for any payment by DGA or the Person(s) for which such Plan(s) and/or Other Arrangement(s) are or were in the past maintained, to any employee or independent contractor that is not deductible under Section 162(a)(1) or 404 of the Code or that is an "excess parachute payment" pursuant to Section 280G of the Code.

                           (i) ERISA AFFILIATE LIABILITY. Except as set forth in
Schedule 5.19(i), no ERISA Affiliate is subject to any liability arising under ERISA, the Code, or any other applicable law, including, without limitation, any liability to or under any employee benefit plan or under any indemnity agreement to which the Operating Companies or an ERISA Affiliate thereof is a party.

                           (j) FOREIGN PLAN. No Plan is a "qualified foreign
plan" (as such term is defined in Section 404A(e) of the Code), and no Plan is subject to the Laws of any jurisdiction other than the United States of America or one of its political subdivisions.

                           (k) TAX FORM 5330. The Operating Companies have
timely filed and the Seller has supplied or made available to the Buyer true and complete copies of each Form 5330 (Return of Excise Taxes Related to Employee Benefit Plans) that the Operating Companies have filed on any Plan. Neither of the Operating Companies has any liability for Taxes required to be reported on Form 5330.

                           (l) WELFARE PLANS. Schedule 5.19(l) lists all funded
Welfare Plans that the Operating Companies currently maintain or have in the past maintained. The funding under each Welfare Plan does not exceed and has not exceeded the limitations under Sections 419A(b) and 419A(c) of the Code. Neither of the Operating Companies is subject to taxation on the income of such Welfare Plan's welfare benefit fund (as such term is defined in Section 419(e) of the Code) under Section 419A(g) of the Code and no Welfare Plan is a Voluntary Employees' Beneficiary Association ("VEBA"), within the meaning of Section 501(c)(9) of the Code.

                           (m) POST-RETIREMENT PLANS. Schedule 5.19(m): (i)
identifies all post-retirement medical, life insurance or other benefits promised, that the Operating Companies currently maintain or have in the past maintained; (ii) identifies the method of funding (including, without limitation, any individual accounting) for all such benefits; (iii) discloses the funded status of the Plans providing or promising such benefits; and (iv) sets forth the method of accounting for such benefits to any key employees (as defined in Section 416(i) of the Code) of the Person for which such Plan(s) were prepared and/or are maintained by the Operating Companies.

                           (n) HEALTH CARE CONTINUATION COVERAGE REQUIREMENTS.
All Welfare Plans and the related trusts that are subject to Section 4980B(f) of the Code and Sections 601 through 607 of ERISA to the best of the Operating Companies' knowledge comply with and have been administered in compliance with the health care continuation-coverage requirements for tax-favored status under
Section 4980B(f) of the Code (formerly Section 162(k) of the Code), Sections 601 through 607 of ERISA, and all proposed or final Treasury regulations under
Section 162 of the Code explaining those requirements, and all other applicable laws regarding continuation and/or conversion coverage.

                           (o) FILED RETURNS AND REPORTS. The Operating
Companies have for all years beginning after 1993: (i) except as set forth on
Schedule 5.19(o), filed or caused to be filed all returns and reports on the Plan(s) and/or Other Arrangement(s) that they are required to file; and (ii) paid or made adequate provision for all fees, interest, penalties, assessments or deficiencies that have become due pursuant to those returns or reports or pursuant to any assessment or adjustment that has been made relating to those returns or reports. For all years beginning after 1993, all other fees, interest, penalties and assessments that are payable by or for the Operating Companies have been timely reported, fully paid and discharged. There are no unpaid fees, penalties, interest or assessments due from the Operating Companies or from any other person that are or could become a lien on any asset of the Operating Companies and/or the Person(s) for which the Plan(s) and/or Other Arrangement(s) have been prepared and/or are maintained, as applicable, or could otherwise adversely affect the businesses or assets of the Operating Companies or could otherwise adversely affect the business or assets of the Operating Companies. The Operating Companies have collected or withheld all amounts that are required to be collected or withheld to discharge their obligations, and all of those amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due.

                  5.20 ERISA COMPLIANCE IN BUSINESS AFFAIRS.

                           (a) NAMED FIDUCIARY. Schedule 5.20(a) sets forth each
Third Party Plan to which an Operating Company is named by the Third Party Plan or has been appointed as a fiduciary, as provided for in Section 402 of ERISA. Except as set forth in Schedule 5.20(a), neither of the Operating Companies is a fiduciary to a Third Party Plan, as provided for in Section 402 of ERISA.

                           (b) NAMED ADMINISTRATOR. Schedule 5.20(b) sets forth
each Third Party Plan to which an Operating Company is named by the Third Party Plan or has been appointed as a plan administrator, as provided for in Section 16(A) of ERISA. Except as set forth in Schedule 5.20(b), no Operating Company is a plan administrator to a Third Party Plan as provided for in Section 16(A) of ERISA.

                           (c) FIDUCIARY LIABILITY. No Operating Company has
breached any fiduciary obligation (whether or not waived) under a Third Party Plan, as set forth in Section 404 of ERISA. The Operating Companies have acted to defray the reasonable costs and expenses of administrating the Third Party Plans. The Operating Companies have acted with the care, skill and prudence that, under the prevailing circumstances, a prudent person acting in a like capacity and familiar with such matters would employ. The Operating Companies have acted in accordance with the documents and instruments governing the Third Party Plans insofar as such documents and instruments are consistent with ERISA.

                           (d) PROHIBITED TRANSACTIONS. Schedule 5.20(d) sets
forth: (i) any transaction in which any Operating Company has engaged or participated in violations of Section 406(a) or 406(b) of ERISA in connection with a Third Party Plan for which no exemption exists under Section 408 of ERISA; and (ii) any "prohibited transaction" (as such term is defined in Section 4975(c)(1) of the Code) in which any Operating Company has engaged, either as a fiduciary or a party in interest, for which no exemption exists under Sections 4975(c)(2) or 4975(d) of the Code. Except as set forth on Schedule 5.20(d), none of the Operating Companies have engaged in any prohibited transaction under ERISA, either as a fiduciary or as a party in interest.

                           (e) DISCLOSURES. In the Operating Companies' capacity
as a third party administrator, each Operating Company has made all disclosures to the Third Party Plans as well as the participants and beneficiaries or fiduciaries of such plans, which are required by ERISA or any other applicable Federal law (including, without limitation, all disclosures relating to commissions received, rebates received, or other compensation received from pharmacy benefits managers, brokers, utilization review managers, or other service providers to its Plans or to Third Party Plans).

                           (f) THIRD PARTY PLAN ASSETS. Schedule 5.20(f) sets
forth each Third Party Plan for which the Operating Companies handle Third Party Plan assets. For those Third Party Plans set forth, the Operating Companies are bonded to handle the Third Party Plan assets as set forth under Section 412 of ERISA. The Seller has supplied or made available to the Buyer copies of all bonds applicable under Schedule 5.20(f).

                           (g) SUMMARY PLAN DESCRIPTIONS. Schedule 5.20(g) sets
forth certain Third Party Plans for which an Operating Company has drafted or disseminated the Summary Plan Descriptions required by Section 101 and Section 102 of ERISA. For all Third Party Plans set forth in Schedule 5.20(g), the Operating Companies have complied with both the drafting requirements established under Section 101 and Section 102 of ERISA and the dissemination requirements established under Section 104(b) of ERISA.

                           (h) TAX FORM 5500. Each Internal Revenue Service Form
5500 prepared (either partly or entirely) by the Operating Companies for a Third Party Plan during the last six (6) years was true and correct to the best of the Operating Companies' knowledge at the time prepared by the Operating Companies. All information provided to Third Party Plan administrators or prepared by the Operating Companies was accurate at such time.

                           (i) COBRA ADMINISTRATION. Schedule 5.20(i) sets forth
each Third Party Plan for which the Operating Companies provide any or all services required under Sections 601 through 609 of ERISA, Section 4980B of the Code, and all proposed or final regulations under Section 162 of the Code for health care continuation coverage ("COBRA ADMINISTRATION"). For all Third Party Plans for which the Operating Companies provide COBRA Administration, to the best of its knowledge, each Operating Company has fully complied with Sections 601 through 609 of ERISA, Section 4980B of the Code, all proposed or final regulations under Section 162 of the Code explaining those requirements, and all other applicable laws regarding continuation and/or conversion coverage (including, without limitation, providing, upon the occurrence of a qualifying event under Section 603 of ERISA, all qualified beneficiaries of Third Party Plans with the notices required under
Section 606 of ERISA). The Operating Companies have not been assessed an excise tax under Section 4980B of the Code in the past six (6) years for a failure to comply with the laws and regulations governing COBRA administration.

                           (j) HIPAA NOTIFICATION. Schedule 5.20(j) sets forth
each Third Party Plan for which the Operating Companies provide any or all Services required under Section 701 through 707 of ERISA and Section 4980D of the Code ("HIPAA ADMINISTRATION"). For all Third Party Plans for which the Operating Companies provide HIPAA Administration, to the best of its knowledge, each Operating Company has fully complied with Section 701 through 707 of ERISA and Section 4980D of the Code. All Third Party Plans for which the Operating Companies provide HIPAA administration have issued notices to participants and beneficiaries in compliance with Section 701 of ERISA.

                           (k) CAFETERIA PLANS. Schedule 5.20(k) sets forth each
Third Party Plan administered by the Operating Companies which qualifies as a Cafeteria Plan pursuant to Section 125 of the Code.

                           (l) LIABILITY. Neither of the Operating Companies is
presently, and has not been for the previous six years, subject to any ongoing audits, investigations, or other administrative proceedings of the IRS, the DOL, or any other Governmental Body.

                           (m) LITIGATION. The Litigation Certificate (as
defined in Section 5.17) sets forth each instance in which either of the Operating Companies: (i) is subject to any unsatisfied Court Order which has been brought by a Third Party Plan or a participant, beneficiary, or fiduciary thereof; or (ii) is a party or, to the Knowledge of the Operating Companies, is threatened to be made a party to any Claims brought by a Governmental Body or by a Third Party Plan or a participant, beneficiary, or fiduciary thereof.


                  5.21 GUARANTIES. Except as set forth on Schedule 5.21, neither of the Operating Companies is a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

                  5.22 ENVIRONMENT, HEALTH, AND SAFETY.

                           (a) The Operating Companies and their respective
predecessors and Affiliates have complied with all applicable Requirements of Laws concerning the environment, public health and safety, and employee health and safety (including, without limitation, all Environmental Laws) and, to the Knowledge of the Operating Companies, no Claim or notice of Claim has been filed or commenced against any of them alleging any failure to comply with any such Requirements of Laws. The Parties agree and acknowledge that the representations and warranties contained in this Section 5.22(a) do not apply to the Operating Companies' compliance with applicable Requirements of Laws with respect to Third Party Plans, which is addressed in Section 5.20.

                           (b) To the Knowledge of the Operating Companies,
neither of the Operating Companies has any Liability (and there is no Basis related to the past or present operations, properties, or facilities of either or both of the Operating Companies or their respective predecessors and Affiliates for any present or future Claim against either of the Operating Companies giving rise to any Liability) under any Environmental Laws.

                           (c) Neither of the Operating Companies has any
Material Liability (and there is no Basis for any present or future Claim against either or both of the Operating Companies giving rise to any Liability) under OSHA, as amended, or any other applicable Requirements of Laws of any Governmental Body concerning employee health and safety.

                           (d) To the Knowledge of the Operating Companies, no
pollutant, contaminant, or chemical, industrial, hazardous, or toxic material or waste ever has been buried, stored, spilled, leaked, discharged, emitted, or released on any real property that either of the Operating Companies currently owns or ever has owned or that either of the Operating Companies currently leases or ever has leased.


                  5.23 LEGAL COMPLIANCE. Except as would not, individually or in the aggregate, cause a Material Adverse Change to either or both of Operating
Companies:

                           (a) Each of the Operating Companies has complied with
all applicable Requirements of Laws. No Claim or notice of Claim has been filed or commenced against either or both of the Operating Companies which is currently pending and alleges any failure to comply with any such Requirements of Laws.

                           (b) Each of the Operating Companies has complied with
all applicable Requirements of Laws relating to the employment of labor (including, without limitation, the engagement of independent contractors under the FLSA), employee civil rights, hiring or engaging non-United States citizens, and equal employment opportunities.

                           (c) Neither of the Operating Companies has violated
in any respect or received a notice or charge asserting any violation of the Sherman Act, the Clayton Act, the Robinson-Patman Act, or the Federal Trade Act, each as amended.

                           (d) Neither of the Operating Companies has: (i) made
or agreed to make any contribution, payment, or gift of funds or property to any governmental official, employee, or agent where either the contribution, payment, or gift or the purpose thereof was illegal under any Requirements of Laws of any applicable jurisdiction; (ii) established or maintained any unrecorded fund or asset for any purpose, or made any false entries on any books or records for any reason; or (iii) on an annual basis, made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state, local, or foreign public office in excess of $5,000.

                           (e) Each of the Operating Companies has filed in a
timely manner all reports, documents, and other materials that it was required to file (and the information contained therein was correct and complete in all respects) under all applicable Requirements of Laws.

                           (f) Each of the Operating Companies has possession of
all records and documents that it was required to retain under all applicable Requirements of Laws.

                           (g) The Parties agree and acknowledge that the
representations and warranties contained in this Section 5.23 do not apply to the Operating Companies' compliance with applicable Requirements of Laws with respect to Third Party Plans, which is addressed in Section 5.20.


                  5.24 CERTAIN BUSINESS RELATIONSHIPS. Except as set forth on
Schedule 5.24, other than pursuant to employment agreements entered into in the ordinary course of business, neither of the Operating Companies has entered into any business arrangement or relationship with any executive officer, director or other employee of the Seller and/or any of its Affiliates (including, without limitation, either of the Operating Companies). Except as set forth on Schedule 5.24, no executive officer, director or other employee of the Seller and/or any of its Affiliates (including, without limitation, either of the Operating Companies) personally owns, directly or indirectly, any Material property or right, tangible or intangible, which is used in the business of either or both of the Operating Companies. Other than obligations for compensation arising in the Ordinary Course of Business, there are no debts or other obligations owed to either or both of the Operating Companies by any officer or director of the Seller, DGA and/or DGIA.


                  5.25 BROKERS' FEES. Neither of the Operating Companies has any Liability or obligation to pay any fees or commissions to any broker, finder, or similar representative with respect to the transactions contemplated by this Agreement.


                  5.26 DISCLOSURE. The representations and warranties contained in this Article V as amended, modified and/or supplemented by the Disclosure Schedules do not contain any untrue statement of a fact or omit to state any Material fact necessary in order to make the statements and information contained in this Article V not misleading.

                                   ARTICLE VI:
                                    COVENANTS

                  The Parties covenant and agree as follows:


                  6.1 GENERAL. If at any time after the date of this Agreement (including at any time after the Closing) any further action is necessary or desirable to carry out the purposes of this Agreement (other than as set forth in or specifically contemplated by this Agreement), each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article IX). The Seller acknowledges and agrees that from and after the Closing, the Buyer will be entitled to possession of all documents, books, records, agreements, and financial data of any sort relating solely to the Operating Companies; provided, however, that the Seller may retain any copies of the foregoing or have reasonable access to the foregoing as shall be necessary to comply with applicable tax laws, rules and regulations and other applicable Requirements of Laws.


                  6.2 CONDUCT OF BUSINESS PENDING CLOSING. From the date of this Agreement until and including the Closing Date or earlier termination of this Agreement pursuant to Article X:

                           (a) Except as otherwise contemplated by this
Agreement (or as expressly consented to in advance by the Buyer), the Operating Companies and the Seller shall conduct the Business only in the Ordinary Course of Business and shall not: (i) engage or enter into in any Material transaction outside the Ordinary Course of Business; or (ii) perform any action that would cause a breach of the representations and warranties contained in Article V. The Parties acknowledge that the Seller is currently in the process of selling its MedicalControl Network Solutions, Inc. subsidiary and agree that the actions taken by the Seller in connection with the sale of such subsidiary shall not be deemed to be in violation of this Section 6.2(a) solely by reason thereof.

                           (b) The Operating Companies shall use commercially
reasonable efforts to, and the Seller shall use commercially reasonable efforts to cause the Operating Companies to, cause the Business to preserve substantially intact its current business organization and present relationships with its customers, vendors, suppliers and employees and to maintain all of its insurance currently in effect.

                           (c) The Operating Companies and the Seller shall give
written notice to the Buyer within ten (10) days after receipt of any notice of Material default subsequent to the date of this Agreement under any of the Customer Contracts or Customer Agreements or any Material Adverse Change occurring prior to the Closing Date to the operation of the Operating Companies or the Business.

                           (d) The Seller shall update and/or revise the
Disclosure Schedules to reflect any changes to the disclosures contained therein or otherwise necessary to ensure that the representations and warranties made in this Agreement (as modified by the disclosures made in such updated and/or revised Disclosure Schedules) are correct and complete as of the Closing Date and shall supply such updated and/or revised Disclosure Schedules to the Buyer no later than five (5) business days prior to the Closing.


                  6.3 OBTAINING STOCKHOLDER APPROVAL. The Seller, the Operating Companies and each of their respective officers and other responsible persons shall, promptly after the date of this Agreement, take all actions to obtain from MedicalControl's stockholders any necessary approval of the transactions contemplated by this Agreement, in accordance with the Delaware General Corporate Law, as amended, and the applicable provisions of MedicalControl's Certificate of Incorporation and bylaws (including, without limitation, promptly submitting proxy materials to the SEC and, upon obtaining approval from the SEC of such proxy materials, promptly submitting such proxy materials to MedicalControl's stockholders). The Seller agrees to provide to the Buyer and its counsel copies of the notices and all attachments thereto to be distributed in obtaining any such stockholder approval.


                  6.4 LITIGATION SUPPORT. If and for so long as any Party is actively contesting or defending against any Operating Company Claim in connection with: (a) any transaction contemplated under this Agreement; or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction involving either of the Operating Companies, each other Party will reasonably cooperate with its counsel in the contest or defense, make available its personnel, and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Article IX).


                  6.5 CONFIDENTIALITY. Each Party will treat and hold as such all of the Confidential Information of the other Party and refrain from using any such Confidential Information except in connection with this Agreement. The Seller will, promptly after the Closing, deliver to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of Confidential Information of the Operating Companies which are in its possession (other than such records as the Seller is allowed to retain pursuant to Section 6.1). The Parties acknowledge that the Confidential Information concerning the operations of either or both of the Operating Companies on or prior to the Closing Date shall be part of the Confidential Information of the Seller. If the Closing does not occur, the Buyer will return to the Seller or destroy, at the request and option of the Seller, all tangible embodiments of such Confidential Information of the Seller and the Operating Companies upon the written request of the Seller. If either Party is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information of the other Party, the disclosing Party will notify the other Party promptly of the request or requirement so that such other Party may seek an appropriate protective order or waive compliance with the provisions of this Section 6.5.

If, in the absence of a protective order or the receipt of a waiver hereunder, a Party is, on the advice of counsel, compelled to disclose any Confidential Information of the other Party to any tribunal or else stand liable for contempt, the disclosing Party may disclose such Confidential Information to the tribunal; provided, however, that such disclosing Party shall use its reasonable best efforts to obtain, at the reasonable request of, and at the cost to, the non-disclosing Party, an order or other assurance that confidential treatment will be accorded to such portion of such Confidential Information required to be disclosed as the non-disclosing Party shall designate.


                  6.6 TERMINATION OF FUNDED INDEBTEDNESS; RELEASE OF GUARANTIES. Except as set forth on Schedule 6.6, the Operating Companies and/or the Seller shall retire all of the outstanding Funded Indebtedness of the Operating Companies and shall obtain the unconditional release of all guarantees by the Operating Companies of the obligations of any third parties (including, without limitation, the Seller and MedicalControl).


                  6.7 LANDLORDS' CONSENTS. The Seller shall, without expense to either of the Operating Companies or the Buyer, on or before the Closing Date, use commercially reasonable efforts to obtain from each landlord of the Operating Companies (to the extent required under the pertinent premises lease) written consent to the acquisition contemplated by this Agreement.


                  6.8 ADDITIONAL TAX MATTERS.

                           (a) For purposes of determining Seller Income Taxes
and Buyer Income Taxes, Income Taxes and Income Tax items for Tax periods that begin on or prior to the Effective Date and end after the Effective Date shall be allocated and apportioned to the parties on the basis of an interim closing of the books as of the end of the Effective Date. Any Income Tax adjustments occurring during such period shall be allocated to the Pre-Effective Date Period and the Post-Effective Date Period based on a simulated Tax Return for each period. Where a change in method of accounting for Income Taxes is required due to a legislative change which becomes effective for such Tax period, the adjustment applicable to such Tax period shall be apportioned to the parties on the basis of the ratio of the number of days in the period to the number of days in the Tax period. To the extent permitted by applicable law, the Seller and the Buyer shall take all reasonable actions to end (or have the effect of ending) on the Effective Date any Tax periods of the Operating Companies that would otherwise end after such date.

                           (b) The Seller shall file or cause to be filed all
Tax Returns for the Operating Companies for all periods ending on or prior to the Effective Date (the "SELLER SEPARATE RETURNS") and including without limitation all Tax Returns that are (or are a part of) a consolidated or combined Tax Return for the Operating Companies that includes entities other than the Operating Companies (even if the Tax period with respect to such other entities does not end on or prior to the Effective Date) (the "SELLER CONSOLIDATED RETURNS").

                           (c) The Seller shall prepare the Seller Consolidated
Returns (to the extent they relate to the Operating Companies or their respective assets or operations) and the Seller Separate Returns in a manner that: (i) is consistent with prior practice (including, without limitation, as to Tax and accounting methods, conventions and elections); and
(ii) apportions items equitably from period to period. The Seller shall cause the Seller Consolidated Returns to include and reflect the activities, transactions and operations of the Operating Companies on or prior to the Effective Date.

                           (d) The Buyer shall file or cause to be filed all Tax
Returns of the Operating Companies required to be filed after the Effective Date (other than Seller Separate Returns and Seller Consolidated Returns).

                           (e) The Seller shall provide the Buyer with copies of
Seller Separate Returns and the Seller's Consolidated Returns for the tax year in which the Effective Date occurs (to the extent they relate to the Operating Companies) not later than ten (10) business days after such returns are filed with appropriate Governmental Body, as well as copies of all related work papers. Any dispute with respect thereto shall be resolved by AA and Grant Thornton, LLP, working together, as soon as is practicable. Upon such resolution, an amended Tax Return shall be filed in accordance therewith to the extent it differs materially from the Tax Return originally filed.

                           (f) The Seller will retain any net operating loss
carryovers of the Operating Companies under Treasury Regulation Section 1.1502-20(g), without the payment of any consideration to the Buyer or the Operating Companies. Any tax sharing agreement between Seller and the Operating Companies shall be terminated as of the Closing Date and will have no further effect for any taxable year (whether the current year, a future year, or a past year).


                  6.9 COVENANT NOT TO COMPETE. During the time period starting on the Closing Date and ending on the third anniversary of the Closing Date (the "GENERAL NONCOMPETITION PERIOD"), the Seller will not, either directly or through any Subsidiary or Affiliate: (a) own, operate or manage any business in which either or both of the Operating Companies is engaged as of the Closing Date; (b) service or solicit any of the Non-Software TPA Business (as defined below) of the Operating Companies; (c) request or advise any customer of the Operating Companies to withdraw, curtail or cancel such customer's business with the Operating Companies; or (d) solicit for employment or consulting services any person employed or engaged by the Operating Companies at any time within the two (2) year period immediately preceding such solicitation. For purposes of this Section 6.9, the term "NON-SOFTWARE TPA BUSINESS" means all the functions listed in the definition of the Business set forth in Annex A to this Agreement, but does not include: (a) the selling, leasing, licensing or other transfer of the use of computer software that assists in third-party administrator functions to Persons engaged in the Business; and (b) the provision of utilization review, case management, claims repricing outsourcing, and/or healthcare data management services. Notwithstanding anything to the contrary in this Section 6.9, no owner of less than two percent (2%) of the outstanding stock of any publicly traded corporation shall be deemed to engage solely by reason thereof in any of its businesses. For purposes of this Agreement, the Parties have agreed to allocate $50,000 of the Purchase Price to the covenant not to compete contained in this
Section 6.9. The Parties acknowledge that the Seller owns all of the outstanding capital stock of ppoONE.com, inc., ValueCheck, Inc. and MedicalControl Network Solutions, Inc. (collectively, the "OTHER

SUBSIDIARIES") and agree that the Seller's ownership, operation and active management (direct or indirect) of the Other Subsidiaries during the Noncompetition Period, in a manner consistent in all material respects with the operation and active management of such Other Subsidiaries on the date of this Agreement, shall not constitute a violation of this Section 6.9 solely by reason thereof.


                  6.10 GRI RECEIVABLE. As set forth in Section 2.8, the Buyer shall pay to the Seller fifty-five percent (55%) of each payment made by GRI arising out of the sale of the DGA Dallas to GRI pursuant to the GRI Agreement. The Buyer shall make such payments as provided in Section 2.8.


                  6.11 LIABILITY PAYMENTS. The Buyer and the Seller shall each make such payments and take all other actions required of such Party following the Closing, as provided in Section 2.9.


                  6.12 POST-CLOSING ADJUSTMENT AND AUDIT ASSISTANCE. Following the Closing and in connection with the Post-Closing Adjustment, the Seller shall provide all documents and otherwise render all necessary assistance in connection with the preparation of the Initial Post-Closing Balance Sheet and, if one is prepared, the Final Post-Closing Balance Sheet. Upon the request of the Buyer in connection with a public offering of the securities of the Buyer and/or an Affiliate of the Buyer, the Seller shall, at the sole expense of the
Buyer: (a) provide copies of the work papers of MedicalControl's outside auditors used to prepare the consolidated balance sheets, income statements and statements of operations and cash flows of MedicalControl and its subsidiaries with respect to the fiscal years ended December 31, 1998 and December 31, 1999; and (b) provide reasonable cooperation to the Buyer in the audit process conducted by AA or another reputable independent accounting firm (which the Parties agree shall not include the delivery of officer's certificates of MedicalControl). In connection with the obligations of the Parties under this Agreement concerning the GRI Receivable and treatment of the Non-Dallas Liabilities pursuant to Section 2.9(a), the Seller is hereby granted the right, for as long as payments are due and outstanding to the Seller pursuant to the GRI Receivable and/or such Non-Dallas Liabilities, to audit the Buyer's books and records relating to DGA. Any such audit may be conducted only after providing reasonable notice to the Buyer and shall be at the sole expense of the Seller.


                  6.13 ACQUISITION PROPOSALS.

                           (a) GENERAL PROHIBITIONS. Subject only to the
occurrence of the events set forth in Section 6.13(c), from the date of this Agreement and until the Closing Date or earlier termination of this Agreement pursuant to Article X, neither DGA, DGIA, the Seller, MedicalControl, nor any of their respective directors, officers, employees, financial and legal advisors, agents or other representatives (collectively, the "SELLER REPRESENTATIVES") shall: (i) solicit, initiate, knowingly encourage (including by way of furnishing information), or take any other action intended or reasonably likely to lead to, the making of any proposal that constitutes an Acquisition Proposal (as defined herein) with any Person other than the Buyer and its representatives (each, a "THIRD PARTY"); (ii) engage in or continue discussions or negotiations






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with any Third Party relating to an Acquisition Proposal by or involving such
Third Party; (iii) enter into any agreement to consummate any Acquisition Proposal or agree to approve any Acquisition Proposal with any Third Party; or
(iv) approve the taking of any action prohibited by clauses (i) through (iii).

                           (b) LIMITED RELEASE FROM PROHIBITIONS. If and only to
the extent that the Board of Directors of MedicalControl (the "BOARD") receives a bona fide Acquisition Proposal through no violation of the prohibitions set forth in Section 6.13(a) that constitutes a Superior Proposal (as defined herein) such that the Board, after consultation with outside legal counsel, determines that the failure to consider such Acquisition Proposal would constitute a breach of its fiduciary duties to MedicalControl's stockholders, then the Seller, the Operating Companies and MedicalControl shall be released from the prohibitions set forth in Section 6.13(a) to the extent necessary to respond to such Acquisition Proposal in the manner set forth in Section 6.13(c). No later than three (3) business days after the Board makes any such determination, the Seller shall provide a written notice to the Buyer setting forth the date of the Board determination and the identity of the Person making such Acquisition Proposal (the "PROPOSED ACQUIROR") and describing, in reasonable detail, the occurrence of the events leading to such determination and the material terms of such Acquisition Proposal. Such limited release from the prohibitions contained in Section 6.13(a) shall be only with respect to the Proposed Acquiror and its representatives and such prohibitions shall remain in all respects binding upon the Seller, the Operating Companies and MedicalControl with respect to all other Persons.

                           (c) ACTIONS UPON RELEASE FROM PROHIBITIONS. Upon the
Seller Representatives' release from the prohibitions set forth in Section 6.13(a) as a result of the occurrence of the events set forth in Section 6.13(b), the Seller may supply such non-public information about the business, properties or assets of the Operating Companies as is required to enable the Proposed Acquiror to evaluate the Operating Companies and to otherwise negotiate with the Proposed Acquiror (after the Proposed Acquiror executes and delivers an appropriate confidentiality agreement). At least five (5) days prior to entering into a definitive agreement with the Proposed Acquiror to consummate the transactions described in the Acquisition Proposal, the Seller shall provide a written notice to the Buyer describing, in reasonable detail, the material terms of such definitive agreement. Upon the earlier of: (i) the Seller having provided the written notice to the Buyer described in the previous sentence; or
(ii) forty-five (45) days having elapsed since the date of the Board determination concerning such Acquisition Proposal, with the Seller not having terminated negotiations with the Proposed Acquiror and consummated the transactions contemplated by this Agreement, the Buyer may terminate this Agreement in accordance with Section 10.1(f). To the extent not already terminated by the Buyer pursuant to the previous sentence, the Seller may terminate this Agreement, in accordance with Section 10.1(f), contemporaneously with entering into a definitive agreement with the Proposed Acquiror to consummate the transactions described in the Acquisition Proposal. Upon the termination of this Agreement pursuant to this Section 6.13(c) (regardless of which Party terminates), the Seller shall pay to the Buyer the termination fee and expense reimbursement in accordance with Section 10.2(b).

                           (d) DEFINED TERMS USED IN THIS SECTION 6.13. The term
"ACQUISITION PROPOSAL" means any proposal or offer contemplating any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (i) any merger or other business combination involving the Operating Companies and/or the Business; (ii) any sale, exchange, transfer or other disposition of a material equity interest in the Operating Companies or a material portion of the assets of the Operating Companies; or
(iii) any dissolution or liquidation of the Operating Companies. The term "SUPERIOR PROPOSAL" means an Acquisition Proposal made by a Third Party on terms that a majority of the members of the Board who are not Affiliates with such Third Party determine in their good faith judgment (after considering the advice of an independent financial advisor and outside legal counsel) are more favorable to the stockholders of MedicalControl than the transactions contemplated by this Agreement and which, in the good faith judgment of a majority of such members of the Board, is reasonably capable of being completed.


                  6.14 TREATMENT OF OPERATING COMPANIES' EMPLOYEES' INTERESTS IN SELLER 401(k) PLAN. The Seller shall, as soon as administratively practicable after the Closing Date and in accordance with Section 6.1, render such assistance and provide such additional information to the Buyer as may be reasonably requested by the Buyer in connection with transferring the assets of the Operating Companies' employees who participate in the MedicalControl 401(k) Profit Sharing Plan to a 401(k) plan administered by the Buyer for its employees, at the sole expense of the Buyer. Without limiting the foregoing, the Seller shall assist the Buyer in making any and all appropriate filings required by the IRS, or required under the Code, ERISA or any applicable securities laws and the regulations thereunder, and shall take all such action as may be necessary and appropriate to cause such transfer to take place as soon as administratively convenient after the Closing Date or when otherwise required by law.


                                  ARTICLE VII:
                            CONDITIONS TO THE BUYER'S
                               OBLIGATION TO CLOSE

                  The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction or waiver of the following conditions:


                  7.1 REPRESENTATIONS AND WARRANTIES; NO MATERIAL ADVERSE CHANGE. The representations and warranties set forth in Articles III and V shall be true and correct in all Material respects at and as of the Closing Date. The Buyer shall have determined from its due diligence review of the Operating Companies and review of the initial and updated and/or amended Disclosure Schedules supplied by the Operating Companies and the Seller that no Material Adverse Change shall have occurred to either or both of the Operating Companies.

                  7.2 COVENANTS. The Seller and the Operating Companies shall have performed and complied with all of its covenants hereunder in all Material respects through the Closing.


                  7.3 REQUIRED CONSENTS, APPROVALS AND AUTHORIZATIONS. The Operating Companies shall have (and the Seller will have caused the Operating Companies to):

                           (a) given any notices to, obtained any necessary
consents, authorizations and approvals from, and made any required filings with, any third parties (including, without limitation, any Governmental Body) and taken any additional necessary actions in connection therewith, necessary to consummate this Agreement and the transactions contemplated hereby;

                           (b) obtained all necessary corporate and shareholder
authorizations of the Operating Companies, the Seller and MedicalControl;

                           (c) entered into binding contracts with each of
ValueCheck, Inc. and MedicalControl Network Solutions, Inc., each dated as of January 1, 2001, copies of which were provided by the Seller to the Buyer prior to the date hereof, for the periods specified therein following the Closing Date; and

                           (d) determined the liability, if any, of the
Operating Companies to the Commonwealth of Pennsylvania and the States of Tennessee and Texas arising out of certain retained earnings on the books of the Operating Companies and paid in full or accrued any such liability to the Commonwealth of Pennsylvania and the States of Tennessee and Texas.


                  7.4 CLAIMS. No Claim shall be pending or threatened before any court or quasi-judicial or administrative Governmental Body of any federal, state, local, or foreign jurisdiction wherein an unfavorable Court Order would:
(a) prevent consummation of any of the transactions contemplated by this Agreement; (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (c) adversely affect the right of the Buyer to own, operate, or control the Shares or the Operating Companies (and no such Court Order pertaining to such matters shall be in effect);


                  7.5 OPERATING COMPANIES SHARES. The acquisition by the Buyer of the Shares shall represent one hundred percent (100%) of the issued and outstanding capital stock of DGA and DGIA and all of such Shares shall be free and clear of any Security Interests or other liens, claims or encumbrances of any nature whatsoever.


                  7.6 RELEASE OF LIENS. All Security Interests on the Shares or the assets of the Operating Companies that are securing the debts of the Seller and/or MedicalControl shall have been fully released as set forth in Section 6.6 and all Uniform Commercial Code financing statements covering such debts shall either have been terminated or release letters from the appropriate financing entities shall have been obtained and executed UCC-3 termination statements shall have been prepared for filing with respect thereto.




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

                  7.7 TAX LIENS. No unsatisfied liens for the failure to pay Taxes of any nature whatsoever shall exist against the Operating Companies, or against or in any way affecting any of the Shares.


                  7.8 SELLER DELIVERIES. The Seller shall have delivered to the Buyer the following documents:

                           (a) OFFICER'S CERTIFICATE. A certificate of an
officer of the Seller dated as of the Closing Date in substantially the form attached hereto as Exhibit C;

                           (b) SECRETARY'S CERTIFICATE. A certificate of the
Secretary of the Seller dated as of the Closing Date in substantially the form attached hereto as Exhibit D;

                           (c) OPINION OF COUNSEL. An opinion of counsel to the
Operating Companies in substantially the form attached hereto as Exhibit E, addressed to the Buyer and dated as of the Closing Date;

                           (d) SELLER'S RELEASE. A general release of
liabilities, excluding obligations pursuant to this Agreement and the other agreements contemplated herein, in substantially the form attached hereto as Exhibit F, executed by the Seller;

                           (e) ESCROW AGREEMENT. The Escrow Agreement, executed
by the Seller and the Operating Companies;

                           (f) DIRECTORS' RESIGNATIONS. The resignations,
effective as of the Closing, of each director of the Operating Companies, effective at or prior to the Closing; and


                  7.9 MINIMUM NET WORTH. The Net Worth of the Operating Companies set forth on the Preliminary Closing Balance Sheet provided by the Seller to the Buyer at Closing pursuant to Section 2.6(a) shall be no less than ninety percent (90%) of the Net Worth Target.

                  The Buyer may waive any condition specified in this Article VII if it executes a writing so stating at or prior to the Closing.


                                  ARTICLE VIII:
                           CONDITIONS TO THE SELLER'S
                               OBLIGATION TO CLOSE

                  The obligations of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction or waiver of the following conditions:

                  8.1 REPRESENTATIONS AND WARRANTIES; NO MATERIAL ADVERSE CHANGE. The representations and warranties set forth in Article IV above shall be true and correct in all Material respects at and as of the Closing Date. The Seller shall have determined from its due diligence review of the Buyer that no Material Adverse Change shall have occurred to the Buyer.


                  8.2 COVENANTS. The Buyer shall have performed and complied with all of its covenants hereunder in all Material respects through the Closing.


                  8.3 REQUIRED CONSENTS, APPROVALS AND AUTHORIZATIONS. The Buyer shall have received all required authorizations, consents, and approvals of Governmental Bodies set forth herein and in the Disclosure Schedules.


                  8.4 CLAIMS. No Claim shall be pending or threatened before any court or quasi-judicial or administrative Body of any federal, state, local, or foreign jurisdiction wherein an unfavorable Court Order would: (a) prevent consummation of any of the transactions contemplated by this Agreement; or (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such Court Order pertaining to such events shall be in effect).


                  8.5 PAYMENT OF PURCHASE PRICE. The Buyer shall have paid to the Seller the portion of the Purchase Price to be delivered at Closing, as adjusted pursuant to this Agreement.


                  8.6 BUYER DELIVERIES. The Buyer shall have delivered to the Seller the following documents:

                           (a) OFFICER'S CERTIFICATE. A certificate of an
officer of the Buyer dated as of the Closing Date in substantially the form attached hereto as Exhibit G;

                           (b) SECRETARY'S CERTIFICATE. A certificate of the
Secretary of the Buyer dated as of the Closing Date in substantially the form attached hereto as Exhibit H; and

                           (c) ESCROW AGREEMENT. The Escrow Agreement, executed
by the Buyer.

                  The Seller may waive any condition specified in this Article VIII if it executes a writing so stating at or prior to the Closing.


                                   ARTICLE IX:
                      REMEDIES FOR BREACH OF THIS AGREEMENT


                  9.1 SURVIVAL. All of the representations and warranties of the Seller contained in Article III and Article V (other than the representations and warranties concerning the Shares contained in Section 3.3 and the representations and warranties concerning the Operating

Companies contained in Sections 5.8, 5.19 and 5.20) shall survive the Closing hereunder and continue in full force and effect for a period of eighteen (18) months thereafter. The representations and warranties concerning the Shares contained in Section 3.3, the representations and warranties concerning the Operating Companies contained in Sections 5.8, 5.19 and 5.20, and the covenants contained in Article VI shall survive the Closing and continue in full force and effect for the longer of eighteen (18) months or the applicable statute of limitations, except as otherwise provided elsewhere in this Agreement. All of the representations and warranties of the Buyer contained in Article IV shall survive the Closing hereunder and continue in full force and effect for a period of eighteen (18) months thereafter.


                  9.2 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER.

                           (a) GENERALLY. If the Seller breaches any of its
representations and warranties contained in Article III and/or Article V or any covenants contained elsewhere in this Agreement that survive the Closing and the Buyer makes a claim for indemnification against the Seller in accordance with the procedure set forth in Section 9.5 within the applicable survival period, then the Seller agrees to indemnify the Buyer (subject to the limitations set forth in this Article IX) from and against the entirety of any Losses that the Buyer may suffer through and after the date of the claim for indemnification (including any Losses that the Buyer may suffer after the end of the applicable survival period for Claims made during the applicable survival period) resulting from the breach of such representation and warranty and/or such covenant.

                           (b) TAX INDEMNIFICATION. In addition to any
indemnification provided pursuant to Section 9.2(a), and without in any way limiting the foregoing, the Seller agrees to indemnify the Buyer for the duration of the applicable statute of limitations from and against the entirety of any:

                                    (i) Losses resulting or arising from a
determination by a Governmental Body that either or both of the Operating Companies owes additional Taxes (other than prorations of real estate Taxes) relating to a taxable period or portion thereof ending on or before the Closing Date; and

                                    (ii) Losses that the Buyer may suffer from
the failure of the Seller and/or the Operating Companies to comply, at any time on or prior to the Closing Date, with the Code (including, without limitation, the requirements described in sections 401(a) and 401(k) thereof), ERISA, and all other Laws, in each case with respect to the Plans and Other Arrangements which the Operating Companies: (A) have any obligations under; or (B) are or ever have been parties to (but excluding Third Party Plans).

                           (c) INDEMNITY DEDUCTIBLE. The Parties agree that,
except for such liability of the Seller with respect to Losses resulting from or attributable to intentional fraud by the Seller (for which the potential liability under this Article IX is not subject to the Seller Indemnity Deductible), the Seller shall not have any obligation to indemnify the Buyer pursuant to this Article IX for breaches by the Seller of the representations and warranties (other than those set forth in Section 9.2(b)) and covenants contained in this Agreement until the Buyer has suffered aggregate Losses by reason of all such breaches in excess of the Seller Indemnity Deductible (as defined in Section 2.9(a)) (at which point the Seller will be obligated to indemnify the Buyer from and against all such aggregate Losses above the Seller Indemnity Deductible).

                           (d) INDEMNITY CAP. The Parties agree that, except for
such liability of the Seller with respect to Losses resulting from or attributable to intentional fraud by the Seller (for which the potential liability under this Article IX is subject to neither the Seller General Indemnity Cap nor the Seller Absolute Indemnity Cap), the Seller shall not have any obligation to indemnify the Buyer pursuant to this Article IX for:

                                    (i) aggregate Losses by the Buyer arising
out of breaches by the Seller of any of its representations and warranties contained in this Agreement (other than those set forth in Sections 5.17, 5.20 and/or 5.22) and any of its covenants contained in this Agreement, in excess of the sum of $1,250,000 (the "SELLER GENERAL INDEMNITY CAP") (after which point the Seller will have no obligation to indemnify the Buyer from and against any further such Losses); and

                                    (ii) aggregate Losses by the Buyer arising
out of breaches by the Seller of the representations and warranties set forth in Sections 5.17, 5.20 and/or 5.22, if the amount of such Losses, together with the amount of all Losses for which the Seller is liable under Section 9.2(d)(i), is in excess of the sum of $2,500,000 (the "SELLER ABSOLUTE INDEMNITY CAP") (after which point the Seller will have no obligation to indemnify the Buyer from and against any further such Losses).


                  9.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLER.

                           (a) GENERALLY. If the Buyer breaches any of its
representations and warranties contained in Article IV or any covenants that survive the Closing and the Seller makes a claim for indemnification against the Buyer in accordance with the procedure set forth in Section 9.5 within the applicable survival period, then the Buyer agrees to indemnify the Seller (subject to the limitations set forth in this Article IX) from and against the entirety of any Losses that the Seller may suffer through and after the date of the claim for indemnification (including any Losses that the Seller may suffer after the end of the applicable survival period for Claims made during the applicable survival period) resulting from the breach of such representation and warranty or of such covenant contained elsewhere in this Agreement.

                           (b) INDEMNITY DEDUCTIBLE AND INDEMNITY CAP. The
Parties agree that, except for such liability of the Buyer with respect to Losses resulting from or attributable to intentional fraud by the Buyer (for which the potential liability under this Article IX is subject to neither the Buyer Indemnity Deductible nor the Buyer Indemnity Cap), the Buyer shall not have any obligation to indemnify the Seller pursuant to this Article IX:

                                    (i) until the Seller has suffered aggregate
Losses by reason of all such breaches in excess of a $75,000 deductible (the "BUYER INDEMNITY DEDUCTIBLE") (at which point the Buyer will be obligated to indemnify the Seller from and against all such aggregate Losses above the $75,000 deductible); or

                                    (ii) in excess of the sum of $1,250,000 (the
"BUYER INDEMNITY CAP") (after which point the Buyer will have no obligation to indemnify the Seller from and against any further such Losses).


                  9.4 MATTERS INVOLVING THIRD PARTIES.

                           (a) GENERALLY. If any third party shall notify any
Party (the "INDEMNIFIED Party") with respect to any matter which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Article IX or such Indemnified Party otherwise becomes aware of such a matter, then the Indemnified Party shall notify in writing the Indemnifying Party thereof promptly and in any event within fifteen (15) days of receiving notice or otherwise becoming aware of such matter. No delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is damaged and prejudiced from adequately defending such claim.

                           (b) ASSUMPTION OF DEFENSE BY INDEMNIFYING PARTY. With
respect to any third party claim, if the Indemnifying Party notifies the Indemnified Party within thirty (30) days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof:

                                    (i) the Indemnifying Party will defend the
Indemnified Party with respect to the matter with counsel of its choice (including, without limitation, counsel provided by the Indemnifying Party's insurance carrier);

                                    (ii) the Indemnified Party may retain
separate co-counsel at its sole cost and expense;

                                    (iii) the Indemnified Party will not consent
to the entry of any judgment or enter into any settlement with respect to the matter without the prior written consent of the Indemnifying Party (not to be unreasonably withheld or delayed); and

                                    (iv) the Indemnifying Party will not consent
to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all Liability with respect thereto, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed).

                           If, any time after  commencement of any action in
which the Indemnifying Party assumes the defense of a claim brought against the Indemnified Party pursuant to this Section 9.4(b), the Indemnifying Party receives a bona fide offer from the other party or parties to the matter for a commercially reasonable monetary settlement of such matter: (i) Indemnifying Party shall promptly seek the approval of such monetary settlement offer from the

Indemnified Party; and (ii) unless such monetary settlement offer would unduly burden or restrict the Indemnified Party or otherwise prejudice the Indemnified Party, such monetary settlement offer shall be approved by the Indemnified Party. If the Indemnified Party refuses to accept such monetary settlement offer and instead determines that the dispute should be continued, the Indemnified Party shall so notify the Indemnifying Party in writing within five (5) days after receiving notice of the monetary settlement offer and the Indemnifying Party shall be liable for indemnity hereunder with respect to such matter only to the extent of the lesser of: (i) the amount of the settlement offer; or (ii) the amount for which such matter is ultimately resolved. If the Indemnified Party approves such monetary settlement offer and such monetary settlement offer has not been withdrawn, the Indemnifying Party shall promptly take all necessary actions to finalize the acceptance of such monetary settlement offer with the other party or parties to the matter. If the Indemnifying Party does not take such actions to finalize acceptance of such monetary settlement offer as so required, the Indemnifying Party will be liable for the full amount of any Losses in excess of the monetary settlement offer amount (even if such Losses are greater than any applicable Seller General Indemnity Cap, Seller Absolute Indemnity Cap or Buyer Indemnity Cap that would otherwise limit the liability of the Indemnifying Party) and will remain liable for all Losses up to such monetary settlement offer amount in accordance with this Article IX.

                           (c) DEFENSE OF MATTER BY INDEMNIFIED PARTY. With
respect to any third party claim, if the Indemnifying Party does not notify in writing the Indemnified Party within thirty (30) days after the Indemnified Party has given written notice of the matter that the Indemnifying Party is expected to assume the defense thereof and as a result the Indemnified Party is damaged and the adequate defense of such matter has been prejudiced, the Indemnified Party may defend against the matter in any manner it reasonably may deem appropriate and the Indemnifying Party will be liable for the reasonable expenses incurred in connection with the resolution of such matter in accordance with this Article IX, provided that the Indemnified Party may not enter into a monetary settlement with respect to the matter without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. If the Indemnifying Party withholds consent to any bona fide settlement offer from the other party or parties to the matter that is being defended by the Indemnified Party, then the Indemnified Party shall continue the dispute and the Indemnifying Party will be liable for the full amount of any liability resulting from the matter that was the subject of the settlement offer (even if such liability is greater than any Seller General Indemnity Cap, Seller Absolute Indemnity Cap or Buyer Indemnity Cap that would otherwise limit the liability of the Indemnifying Party).

                           (d) SUPPLY OF INFORMATION. The Party controlling the
defense of any third party claim shall deliver, or cause to be delivered, to the other Party copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of the third party claim, and timely notices of, and the right to participate in, at its own expense (as an observer) any hearing or other court proceeding relating to the third party claim.

                  9.5 INDEMNIFICATION CLAIMS PROCEDURE. If any claim for indemnification is made by any Indemnified Party pursuant to Section 9.2 or
Section 9.3, then such Indemnified Party shall send written notice to the Indemnifying Party and its legal counsel by certified mail, return receipt requested or by personal service at the respective addresses of the Indemnifying Party and its legal counsel set forth in Section 11.7, setting forth in reasonable detail a description of the facts upon which the claim is based and a reasonable estimate of the amount of the claim (each, an "INDEMNITY CLAIM," with the notice thereof referred to as the "CLAIM NOTICE"). The Indemnifying Party shall have fifteen (15) days from receipt of the Claim Notice to respond to such Indemnity Claim. Such response shall be in writing and shall set forth in reasonable detail: (a) the Indemnifying Party's objection to the Indemnity Claim and the basis for such objection; or (b) the efforts undertaken or to be undertaken by the Indemnifying Party to cure the Indemnity Claim. If the Indemnifying Party fails to respond to the Claim Notice in the manner set forth above within such fifteen (15) day period, then the Indemnifying Party shall be deemed to have conceded the Indemnity Claim in full. If the Indemnifying Party and the Indemnified Party are unable to resolve the Indemnity Claim within fifteen (15) days from the date of receipt of the response to the Claim Notice, the Indemnity Claim shall be submitted to binding arbitration in accordance with
Section 11.9.


                  9.6 PAYMENT OF BUYER CLAIMS. Subject to the Seller Indemnity Deductible and Seller Indemnity Cap, if any Indemnity Claim is made by the Buyer pursuant to Section 9.2, the aggregate amount of such Indemnity Claim that is determined to be due to the Buyer pursuant to resolution of a matter under
Section 9.4 or the procedures set forth in Section 9.5 shall be satisfied first by release from the Escrow Sum to the Buyer and second by wire transfer by the Seller of immediately available funds to the account of the Buyer. The Seller agrees to take all such actions and to execute all such documentation as is reasonably required by the Escrow Agent to effect the release of such monies from the Escrow Sum.


                  9.7 PAYMENT OF SELLER CLAIMS. Subject to the Buyer Indemnity Deductible and Buyer Indemnity Cap, if any Indemnity Claim is made by the Seller pursuant to Section 9.3, the aggregate amount of such Indemnity Claim that is determined to be due to the Seller pursuant to resolution of a matter under
Section 9.4 or the procedures set forth in Section 9.5 shall be paid by wire transfer by the Buyer of immediately available funds of such amount to the account of the Seller.

                  9.8 MITIGATION OF LOSSES; CLAIMS NET OF INSURANCE PROCEEDS AND TAX BENEFITS.

                           (a) Each Indemnified Party is obligated to use
reasonable efforts to mitigate to the fullest extent practicable the amount of any Loss for which an Indemnity Claim may be made by any Indemnified Party pursuant to this Article IX.

                           (b) If any Claim(s) or potential Claim(s) are made by
one or more third parties against an Indemnified Party pursuant to this Article IX for which an Indemnifying Party would be liable, and it appears reasonably likely that such Claim(s) or potential Claim(s) might be covered by one or more of the insurance policies maintained by the Indemnified Party, the

Indemnified shall (to the extent that it is able to do so) make a good faith claim under such insurance polic(ies). To the extent that the Indemnified Party obtains any recovery from such insurance claim, the net proceeds (after deducting the reasonable costs incurred by the Indemnified Party in making such insurance claim) of such recovery shall be offset against any sums due from an Indemnifying Party (or shall be repaid by the Indemnified Party to the extent the Indemnifying Party has already paid such amounts).

                           (c) All Losses for which an Indemnity Claim is made
by any Indemnified Party pursuant to this Article IX shall be net of any net tax benefit resulting from the event that resulted in such Indemnity Claim.


                  9.9 SUBROGATION. Upon making any payment for Losses of the Indemnified Party, the Indemnifying Party will, to the extent of such payment, be subrogated to all rights of the Indemnified Party against any third party with respect to the Loss to which the payment relates; provided, however, that until the Indemnified Party recovers full payment of its Loss, any and all claims against such third party on account of such payment are hereby made expressly subordinated and subjected in right of payment of the Indemnified Party's rights against such third party. In addition to any other obligation pursuant to this Agreement, the Indemnified Party and the Indemnifying Party will each duly execute upon request all instruments reasonably necessary to evidence and perfect the subrogation and subordination rights granted pursuant to this Section 9.9.


                  9.10 AVAILABLE REMEDIES. Following the Closing, except for Claims arising out of intentional fraud by a Party (for which the other Party may seek any remedy available to it in law or in equity):

                           (a) the indemnification provided pursuant to this
Article IX shall be the sole and exclusive remedy of the Parties and their respective officers, directors, employees Affiliates, agents, representatives, successors and assigns for: (i) any breach of or inaccuracy in any representation and warranty; or (ii) any breach, nonfulfillment or default in the performance of any of the covenants or other agreements contained in this Agreement to be performed on or prior to the Closing;

                           (b) each Party hereby waives any right to any
indemnity beyond that set forth and granted pursuant to this Article IX (whether by contract, common law, statute, regulation or otherwise); and

                           (c) the Parties expressly agree that, notwithstanding
anything to contrary in this Section 9.10, each Party shall have the right to seek and obtain the equitable remedies of specific performance and injunctive relief upon the breach or threatened breach of any covenant or other agreement contained in this Agreement at any point in time after the Closing Date.

                                   ARTICLE X:
                                  TERMINATION


                  10.1 TERMINATION OF THE AGREEMENT. At any point prior to Closing, the Parties may terminate this Agreement as provided below.

                           (a) MUTUAL CONSENT. The Buyer, the Seller and the
Operating Companies may terminate this Agreement by mutual written consent at any time prior to the Closing.

                           (b) SELLER AND/OR OPERATING COMPANY BREACH. The Buyer
may terminate this Agreement by giving written notice to the Seller and the Operating Companies at any time prior to the Closing if the Seller and/or the Operating Companies is in breach of any Material representation, warranty, or covenant contained in this Agreement in any Material respect and such breach has not been cured within ten (10) business days after written notice thereof.

                           (c) BUYER BREACH. The Seller and the Operating
Companies may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing if the Buyer is in breach of any Material representation, warranty, or covenant contained in this Agreement in any Material respect and such breach has not been cured within ten (10) business days after written notice thereof.

                           (d) NONSATISFACTION OF CONDITIONS TO CLOSE BY THE
SELLER AND/OR THE OPERATING COMPANIES. The Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing if the Closing shall not have occurred within thirty (30) days after the SEC has approved proxy materials for submission to MedicalControl's stockholders concerning the transactions contemplated by this Agreement, as set forth in
Section 6.3, by reason of the nonsatisfaction of any condition to close contained in Article VII (unless the failure results primarily from the Buyer breaching any representation and warranty or covenant contained in this Agreement).

                           (e) NONSATISFACTION OF CONDITIONS TO CLOSE BY THE
BUYER. The Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing if the Closing shall not have occurred within thirty (30) days after the SEC has approved proxy materials for submission to MedicalControl's stockholders concerning the transactions contemplated by this Agreement, as set forth in Section 6.3, by reason of the nonsatisfaction of any condition to close contained in Article VIII (unless the failure results primarily from the Seller and/or the Operating Companies breaching any representation and warranty or covenant contained in this Agreement).

                           (f) TERMINATION IN CONNECTION WITH ACQUISITION
PROPOSAL. The Buyer or the Seller may terminate this Agreement upon satisfaction of the conditions set forth in Section 6.13(c).

                  10.2 EFFECT OF TERMINATION.

                           (a) If either the Buyer or the Seller terminates this
Agreement pursuant to Section 10.1(a) through (e), all obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except that any such termination of this Agreement shall not relieve any Party from its covenants concerning confidentiality contained in
Section 6.5.

                           (b) If this Agreement is terminated by the Buyer or
the Seller pursuant to Section 10.1(f), then the Seller shall promptly pay to the Buyer by wire transfer of immediately available funds a fee equal to the sum of: (i) one hundred thousand dollars ($100,000); and (ii) up to fifty thousand ($50,000) of documented fees, costs and expenses reasonably incurred by the Buyer in connection with the transactions contemplated by this Agreement (including, without limitation, all fees paid or payable to the Buyer's legal counsel and accounting and financial advisors).

                           (c) Nothing contained in this Article X shall alter,
affect, modify or restrict either Party's rights to seek indemnification under
Article IX for a breach by another Party of any of the representations and warranties and/or covenants contained in this Agreement.


                                   ARTICLE XI:
                                  MISCELLANEOUS

                  11.1 PRESS RELEASES AND ANNOUNCEMENTS. Except as may be required by applicable securities laws or stock exchange requirements, no Party shall issue any press release or announcement relating to the subject matter of this Agreement prior to, at or about the Closing without the prior written approval of both the Buyer and the Seller, which written approval will not be unreasonably withheld or delayed; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable Requirements of Laws (in which case the disclosing Party will advise the other Parties prior to making the disclosure).

                  11.2 NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.


                  11.3 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof.


                  11.4 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Seller; provided, however, that the Buyer may assign any or all of its rights and interests hereunder to a wholly-owned Subsidiary (in any or all of which cases the Buyer nonetheless shall remain liable and responsible for the performance of all of its obligations hereunder).


                  11.5 FACSIMILE/COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.


                  11.6 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  11.7 NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                           If to the Buyer:

                           HealthASPex, Inc.
                           2812 Trinity Square Drive, Suite 108
                           Carrollton, Texas 75006
                           Attn:    Peter R. Barnett
                           Tel:     (972) 417-5171
                           Fax:     (972) 418-7445

                           with copies (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004
                           Attn:    Christopher J. Hagan
                           Tel:     (202) 637-5771
                           Fax:     (202) 637-5910

                           and:

                           Fairfax Partners
                           8000 Towers Crescent Drive, Suite 940
                           Vienna, Virginia  22182
                           Attn:    Stephen W. Ritterbush
                                    Andrew D. Klingenstein
                           Tel:     (703) 847-9486
                           Fax:     (703) 847-0911

                           If to Operating Companies or the Seller:

                           MedicalControl Holdings, Inc.
                           8625 King George, Suite 300
                           Dallas, Texas  75235
                           Attn:    J. Ward Hunt
                           Tel:     (214) 267-3449
                           Fax:     (214) 905-9024

                           with a copy (which shall not constitute notice) to:

                           Hallett & Perrin, P.C.
                           717 N. Harwood, Suite 1400
                           Dallas, Texas  75201
                           Attn:    Lance M. Hardenburg
                           Tel:     (214) 922-4156
                           Fax:     (214) 922-3154

                  Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.


                  11.8 GOVERNING LAW. ALL ISSUES CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.


                  11.9 DISPUTE RESOLUTION. THE PARTIES AGREE TO SUBMIT TO ARBITRATION, IN ACCORDANCE WITH THESE PROVISIONS, ANY DISPUTED CLAIM OR CONTROVERSY ARISING FROM OR RELATED TO THE ALLEGED BREACH OF THIS AGREEMENT OR ANY DISPUTED INDEMNIFICATION CLAIM MADE PURSUANT TO ARTICLE IX. THE PARTIES FURTHER AGREE THAT THE ARBITRATION PROCESS AGREED UPON HEREIN SHALL BE THE EXCLUSIVE MEANS FOR RESOLVING ALL DISPUTES MADE SUBJECT TO ARBITRATION HEREIN, BUT THAT NO ARBITRATOR SHALL HAVE AUTHORITY TO EXPAND THE SCOPE OF THESE ARBITRATION PROVISIONS. ANY ARBITRATION HEREUNDER SHALL BE CONDUCTED UNDER THE COMMERCIAL LAW PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA"). EITHER PARTY MAY INVOKE ARBITRATION PROCEDURES HEREIN BY WRITTEN NOTICE FOR ARBITRATION CONTAINING A STATEMENT OF THE MATTER TO BE ARBITRATED. THE PARTIES SHALL THEN HAVE FOURTEEN (14) DAYS IN WHICH THEY MAY IDENTIFY A MUTUALLY AGREEABLE, NEUTRAL ARBITRATOR. AFTER THE FOURTEEN (14) DAY PERIOD HAS EXPIRED, THE PARTIES SHALL PREPARE AND SUBMIT TO THE AAA A JOINT SUBMISSION, WITH EACH PARTY TO CONTRIBUTE HALF OF THE APPROPRIATE ADMINISTRATIVE FEE. IF THE PARTIES CANNOT AGREE UPON A NEUTRAL

ARBITRATOR WITHIN FOURTEEN (14) DAYS AFTER WRITTEN NOTICE FOR ARBITRATION IS RECEIVED, THEIR JOINT SUBMISSION TO THE AAA SHALL REQUEST A PANEL OF THREE ARBITRATORS WHO ARE PRACTICING ATTORNEYS WITH PROFESSIONAL EXPERIENCE IN THE FIELD OF CORPORATE LAW, AND THE PARTIES SHALL ATTEMPT TO SELECT AN ARBITRATOR FROM THE PANEL ACCORDING TO AAA PROCEDURES. UNLESS OTHERWISE AGREED BY THE PARTIES, THE ARBITRATION HEARING SHALL TAKE PLACE IN DALLAS, TEXAS, AT A PLACE DESIGNATED BY THE AAA. ALL ARBITRATION PROCEDURES HEREUNDER SHALL BE CONFIDENTIAL. EACH PARTY SHALL BE RESPONSIBLE FOR ITS COSTS INCURRED IN ANY ARBITRATION, AND THE ARBITRATOR SHALL NOT HAVE AUTHORITY TO INCLUDE ALL OR ANY PORTION OF SAID COSTS IN AN AWARD, REGARDLESS OF WHICH PARTY PREVAILS. THE ARBITRATOR MAY INCLUDE EQUITABLE RELIEF.


                  11.10 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.


                  11.11 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.


                  11.12 EXPENSES. Except as set forth in Section 10.2(b), the Buyer, the Seller and the Operating Companies will each bear their own costs and expenses (including, without limitation, any legal fees and expenses and any investment banking fees) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller acknowledges and agrees that the Operating Companies have not borne and will not bear any of the Seller's costs and expenses in connection with this Agreement or any of the transactions contemplated hereby.


                  11.13 CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant relating to the same subject matter as any other representation, warranty or covenant (regardless of the relative levels of specificity) which the Party has not breached, it shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.


                  11.14 INCORPORATION OF EXHIBITS, ANNEXES, AND DISCLOSURE SCHEDULES. The Exhibits, Annexes and Disclosure Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


                  11.15 SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.





                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.


                       THE BUYER:


                       HEALTHASPEX, INC.


                       By:               /s/ PETER R. BARNETT
                                         ---------------------------------------
                       Name:             Peter R. Barnett
                       Title:            President and Chief Executive Officer


                       THE SELLER:


                       MEDICALCONTROL HOLDINGS, INC.


                       By:               /s/ J. WARD HUNT
                                         ---------------------------------------
                       Name:             J. Ward Hunt
                       Title:            President and Chief Executive Officer


                       OPERATING COMPANIES:


                       DIVERSIFIED GROUP ADMINISTRATORS, INC.


                       By:               /s/ J. WARD HUNT
                                         ---------------------------------------
                       Name:             J. Ward Hunt
                       Title:            Chairman



                       DIVERSIFIED GROUP INSURANCE AGENCY OF PA, INC.


                       By:               /s/ J. WARD HUNT
                                         ---------------------------------------
                       Name:             J. Ward Hunt
                       Title:            Chairman

                              ANNEX A: DEFINITIONS


                  All references to "Sections" and "Articles" of the "Agreement" in this Annex A, unless the context requires otherwise, shall be references to sections and articles of the Stock Purchase Agreement dated as of November __, 2000, by and among HealthASPex, Inc., MedicalControl Holdings, Inc., Diversified Group Administrators, Inc. and Diversified Group Insurance Agency of PA, Inc., to which this Annex A is attached and incorporated therein.

                                    * * * * *

                  "AFFILIATE" means: (a) with respect to an individual, any member of the individual's family; (b) with respect to a Person that is not an individual, any officer, director, stockholder, partner or investor of or in such Person or of or in any Affiliate of such Person; and (c) with respect to any Person (whether or not an individual), any other Person which directly or indirectly controls, is controlled by or is under common control with such first Person.

                  "AFFILIATED GROUP" means any affiliated group within the meaning of Code Section 1504 (or any similar group defined under a similar provision of state, local or foreign law).

                  "BANK ONE INDEBTEDNESS" means the indebtedness of the Seller to Bank One of Texas, N.A., pursuant to the Loan Agreement dated September 25, 1998, as amended.

                  "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms the basis for any specified consequence.

                  "BUSINESS" means, with respect to DGA, the business of operating a third-party administrator in the United States of America, which includes performing the following services on behalf of clients: (a) advising and assisting in the development of health benefit plans; and (b) performing claims processing, management and administration services, but does not include repricing, and, with respect to DGIA, the business of providing insurance services in connection with the operation of the Business of DGA. Such services may be provided to self-funded clients (i.e., those who assume the risk of funding the plan), as well as fully-insured plans (e.g., indemnity carriers).

                  "BUYER'S INCOME TAXES" means all Income Taxes imposed on, assessed against, collected with respect to, or measured by the net or gross income, profits or receipts related to Buyer, its Subsidiaries (including, without limitation, the Operating Companies) or their respective assets or operations, that arise in, or are attributable to, any and all periods (including the portion of any such period) beginning after the Closing Date

                  "CAPITAL STOCK" means the authorized shares of common stock and preferred stock of a Person, together with all options, warrants or rights to acquire such shares, or convertible securities or other instruments convertible into such shares, or any other form of equity interest issued by such Person.

                  "CLAIMS" means all actions, claims, demands, charges, complaints, suits, proceedings, hearings, or causes of action against a Person.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

                  "COMMON CONTROL ENTITY" means any trade or business under common control (as such term is defined in Section 414(c) or 414(v) of the Code) with DGA and DGIA, both of whom are under common control with each other.

                  "CONFIDENTIAL INFORMATION" means all confidential information (for purposes of this Agreement, confidential information shall refer to all information which is the subject of reasonable efforts by such Person to maintain its non-public character or to otherwise prevent such information from becoming widely known) and trade secrets of a Person (including, without limitation, any of the same comprising the identity, lists or descriptions of any customers, referral sources or organizations; financial statements, cost reports or other financial information; contract proposals, or bidding information; business plans and training and operations methods and manuals; personnel records; fee structure; and management systems, policies or procedures, including related forms and manuals). Confidential Information shall not include any information which has been publicly disclosed (other than by any Person, directly or indirectly, in violation of this Agreement) without restrictions on further disclosure by the recipient of such information.

                  "CONTROL" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).

                  "CONTROLLED GROUP OF CORPORATIONS" has the meaning set forth in Code Section 1563.

                  "COURT ORDER" means any judgment, order, award or decree of any Governmental Body or arbitration tribunal.

                  "CUSTOMER CONTRACT OR CUSTOMER AGREEMENT" means any agreement whereby either or both of the Operating Companies provides services in the Business to a third party.

                  "DEFERRED INTERCOMPANY TRANSACTION" has the meaning set forth in Treas. Reg. Section 1.1502-13.

                  "DEFINED BENEFIT PLAN" means a Plan that is or was a "defined benefit plan" as such term is defined in Section 3(35) of ERISA.

                  "DOL" means the Department of Labor or its successors.

                  "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Federal Water Pollution Control Act of 1972, the Clean Air Act of 1970, the Safe Drinking Water Act of 1974, the Toxic Substances Control Act of 1976, the Refuse Act of 1899, and the Emergency Planning and Community Right-to-Know Act of 1986 (each as amended), or any other Requirements of Laws of any Governmental Body concerning the release or threatened release of hazardous substances, public health and safety, pollution or protection of the environment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all laws and regulations promulgated pursuant thereto or in connection therewith.

                  "ESCROW AGENT" means First Union National Bank, as escrow agent under the Escrow Agreement.

                  "ESOP" means an Employee Stock Ownership Plan within the meaning of Section 4975(e)(7) of the Code.

                  "EQUITABLE EXCEPTIONS" shall mean limitations on the enforceability of obligations resulting from (a) bankruptcy, insolvency, reorganization, moratorium or other Requirements of Laws, Court Orders or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally, and to general equity principles; and (b) as to the remedy of specific performance and injunctive and other forms of equitable relief, the imposition of equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                  "ERISA AFFILIATE" means any entity, whether or not incorporated, that is treated as a single employer with the Operating Companies under Section 414 of the Code.

                  "EXTREMELY HAZARDOUS SUBSTANCE" has the meaning set forth in
Section 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

                  "FIDUCIARY" has the meaning specified in ERISA Section 3(21).

                  "FLSA" means the Fair Labor Standards Act of 1938, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

                  "FUNDED INDEBTEDNESS" means all: (a) indebtedness of the Operating Companies for borrowed money or other interest-bearing indebtedness;
(b) capital lease obligations of the Operating Companies; (c) obligations of the Operating Companies to pay the deferred purchase or acquisition price for goods or services, other than trade accounts payable in the Ordinary Course of Business; (d) indebtedness of others guaranteed by the Operating Companies or secured by a Security Interest on the property of the Operating Companies (including, without limitation, any guarantee made by DGA in connection with or pursuant to the Bank One Indebtedness); (e) letters of credit or similar obligations; and (f) indebtedness of the Operating Companies under extended credit terms of more than ninety (90) days from vendors provided to the Operating Companies.

                  "GAAP" means United States generally accepted accounting principles, applied on a consist basis, as such principles may be in effect from time to time.

                  "GOVERNMENTAL BODY" means any foreign, federal, state, local or other governmental authority or regulatory body having jurisdiction over the Operating Companies and/or the Seller.

                  "INCOME TAXES" or "INCOME TAX" shall mean any and all liability for any taxes imposed on the income of a corporation (including, without limitation, any liability under the Code, and all federal, state, local, and foreign income, profits, gross receipts and unitary taxes or similar taxes or other assessments imposed with respect thereto and any interest, penalties or additions in respect of such tax).

                  "INDIVIDUAL ACCOUNT PLAN" means a Plan that is or was an "individual account plan" as such term is defined in Section 3(34) of ERISA.

                  "INTELLECTUAL PROPERTY" means all: (a) trademarks, service marks, trade dress, logos, trade names, and corporate names and registrations and applications for registration thereof; (b) copyrights and registrations and applications for registration thereof; (c) computer software, data, and documentation; (d) to the extent legally protectable, trade secrets and confidential business information (including formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing, and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information); (e) to the extent legally protectable, other proprietary rights; and (f) copies and tangible embodiments thereof (in whatever form or medium).

                  "IRS" means the United States Internal Revenue Service or any successor thereto.

                  "JULY 31 BALANCE SHEET" means the unaudited balance sheet of the Seller dated July 31, 2000 attached hereto as Annex B.

                  "KNOWLEDGE" (whether or not capitalized) means, with respect to the Operating Companies and/or the Seller, the actual knowledge of the directors, officers and key employees of the Operating Companies and/or the Seller obtained through reasonable inquiry within the Operating Companies and the Seller to employees with responsibility for the subject matter in question. For purposes of this definition, the key employees of the Operating Companies and/or the Seller shall be J. Ward Hunt, Robert Buddendorf, Daniel Riston, Stephanie McVay, Michele Piendl, Terri Brinkman and Kim Pryor.

                  "LIABILITY" means any liability for payment, debt, payment obligation, or any other amount or sum due (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether due or to become due) including any liability for Taxes but excluding performance or contractual obligations (other than payment obligations) thereunder.

                  "LOSS" means any and all Liabilities, assessments, losses, costs, fines, penalties, fees and expenses paid or incurred, or reasonably likely to be paid or incurred (including, without limitation, penalties or interest on any amount payable to a third party as a result of the foregoing), and any reasonable legal or other expenses reasonably expected to be incurred in connection with defending any Claims that, if adversely determined, could reasonably be expected to result in Losses, and all amounts paid in settlement of any Claims.

                  "MATERIAL" means: (a) with respect to an amount, more than twenty thousand dollars ($20,000); (b) with respect to a contract, one calling for annual payments of more than twenty thousand dollars ($20,000); or (c) with respect to a matter or a Party's action or omission, a matter or a Party's action or omission that: (i) causes any representation or warranty contained in this Agreement to be inaccurate, incorrect or false, with such inaccuracy, incorrectness or falsehood resulting, or reasonably expected to result, in Losses exceeding twenty thousand dollars ($20,000) individually or forty thousand dollars ($40,000) in the aggregate, or (ii) constitutes a criminal violation of law.

                  "MATERIAL ADVERSE CHANGE" means an adverse change to the business, operations, results of operations assets, Liabilities or financial condition of a Person, if: (a) the diminution in value or Loss to the Person that has resulted (or can reasonably be expected to result) therefrom with respect to such change, when taken together with all other related diminutions in value or Losses that may reasonably be expected to occur with respect to the Person as a result of any similar changes, would exceed $20,000 individually or $40,000 in the aggregate; (b) such change causes or results from the Person's breach, default or other violation of a Material Contract which results in the termination, cancellation or other material negative change thereto; or (c) such change has resulted (or can reasonably be expected to result) from a criminal violation of law by such Person.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan," as such term is defined in Section 3(37) of ERISA.

                  "NET WORTH" means, as of a certain date, the net worth of DGA, which is equal to: (a) the total assets of DGA, less goodwill and other intangible assets as of such date, minus (b) the sum of total current liabilities, long-term debt (net of current portion), and any intercompany payable balance remaining as of such date, as calculated in accordance with GAAP consistently applied. For purposes of calculating the Net Worth, both: (a) any receivables aged over one hundred eighty (180) days, less any applicable reserves; and (b) any amounts received by the Seller pursuant to the GRI Receivable on or prior to the Effective Date, shall be deducted.

                  "OPERATING COMPANY TAX RETURNS" means all Tax Returns filed or required to be filed by or with respect to the Operating Companies, or their respective assets or operations (including any consolidated, combined or unitary Tax Returns to the extent they relate thereto).

                  "ORDINARY COURSE OF BUSINESS" means the ordinary course of business of the Seller, DGA and DGIA, consistent with their respective past customs and practices (including with respect to quantity and frequency).

                  "OSHA" means the Occupational Safety and Health Act, 29 U.S.C. Section Section 651 et seq., any amendment thereto, and any regulations promulgated thereunder.

                  "OTHER ARRANGEMENT" means a benefit program or practice providing for bonuses, incentive compensation, vacation pay, severance pay, insurance, restricted stock, stock options, employee discounts, company cars, tuition reimbursement or any other perquisite or benefit (including, without limitation, any fringe benefit under Section 132 of the Code) to employees, officers or independent contractors that is not a Plan.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PENSION PLAN" means an "employee pension benefit plan," as such term is defined in Section 3(2) of ERISA

                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or other legal entity, or any Governmental Body.

                  "PLAN" means any plan, program or arrangement, whether or not written, that is or was an "employee benefit plan," as such term is defined in
Section 3(3) of ERISA and: (a) which was or is established or maintained by the Operating Companies or an ERISA Affiliate; (b) to which either or both of the Operating Companies or an ERISA Affiliate contributed or were obligated to contribute or to fund or provide benefits; or (c) which provides or promises benefits to any person who performs or who has performed services for either or both of the Operating Companies or an ERISA Affiliate and because of those services is or has been (i) a participant therein or (ii) entitled to benefits thereunder.

                  "POST-CLOSING PERIOD" means all taxable periods beginning after the Closing Date and the portion after the Closing Date of any taxable period that begins on or before the Closing Date and ends after the Closing Date.

                  "PRE-CLOSING PERIOD" means all taxable periods ending on or prior to the Closing Date and the portion to and including the Closing Date of any taxable period that begins on or before the Closing Date and ends after the Closing Date.

                  "QUALIFIED PLAN" means a Pension Plan that satisfies, or is intended by the Seller to satisfy, the requirements for tax qualification described in Section 401 of the Code.

                  "REQUIREMENTS OF LAWS" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body (including, without limitation, those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements).

                  "SEC" means the United States Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITY INTEREST" means any mortgage, pledge, security interest, encumbrance, charge, or other lien, other than: (a) mechanic's, materialmen's and similar liens; (b) liens for Taxes not yet due and payable (or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings); (c) liens arising under workers' compensation, unemployment insurance, social security, retirement, and similar legislation; (d) liens arising in connection with sales of foreign receivables; (e) liens on goods in transit incurred pursuant to documentary letters of credit; (f) purchase money liens and liens securing rental payments under capital lease arrangements; and
(g) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

                  "SELLER INCOME TAXES" shall mean all Income Taxes imposed on, assessed against, collected with respect to, or measured by the net or gross income, profits or receipts related to Seller, its Subsidiaries (including, without limitation, each of the Operating Companies) or their respective assets or operations, that arise in, or are attributable to, any and all periods (including the portion of any such periods) ending on or prior to the Closing Date.

                  "SUBSIDIARY" means any corporation with respect to which another specified corporation has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

                  "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

                  "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                  "THIRD PARTY PLAN" means any plan, program or arrangement, whether or not written, that is or was an "employee benefit plan," as such term is defined in Section 3(3) of ERISA and which was or is established or maintained by a client of the DGA.

                  "WELFARE PLAN" means an "employee welfare benefit plan," as such term is defined in Section 3(1) of ERISA.

                                 FORM OF PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           SPECIAL MEETING OF THE STOCKHOLDERS OF MEDICALCONTROL, INC.
                      TO BE HELD _______________ ___, 2001

         The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders of MedicalControl, Inc. to be held on _______________ ___, 2001, at 9:30 a.m., local time, at MedicalControl's executive offices, 8625 King George Drive, Suite 300, Dallas, Texas 75235 and the Proxy Statement in connection therewith, and appoints John Ward Hunt and Bob
E. Buddendorf, and each of them, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of MedicalControl, Inc. held of record by the undersigned as of the close of business on _______________ ___, 2000, at the Special Meeting of Stockholders or any adjournment or postponement thereof.

1. PROPOSAL TO APPROVE AND ADOPT THE RESOLUTIONS TO AUTHORIZE (A) THE STOCK PURCHASE AGREEMENT DATED AS OF OCTOBER 18, 2000, BETWEEN MEDICALCONTROL, INC., MEDICALCONTROL HOLDINGS, INC., MEDICALCONTROL NETWORK SOLUTIONS, INC. AND BEYOND BENEFITS, INC., AND (B) THE STOCK PURCHASE AGREEMENT DATED AS OF NOVEMBER 14, 2000, BETWEEN MEDICALCONTROL HOLDINGS, INC., DIVERSIFIED GROUP ADMINISTRATORS, INC., DIVERSIFIED GROUP INSURANCE AGENCY OF PA, INC., AND HEALTHASPEX, INC., PURSUANT TO WHICH MEDICALCONTROL HOLDINGS, INC., A WHOLLY OWNED SUBSIDIARY OF MEDICALCONTROL, PROPOSES TO SELL A SUBSTANTIAL PORTION OF ITS ASSETS, CONSISTING OF ALL THE OUTSTANDING STOCK OF MEDICALCONTROL NETWORK SOLUTIONS, INC. AND DIVERSIFIED GROUP ADMINISTRATORS, INC., DIVERSIFIED GROUP INSURANCE AGENCY OF PA, INC., RESPECTIVELY.

                  FOR             AGAINST          ABSTAIN
                  [ ]               [ ]              [ ]

2. PROPOSAL TO APPROVE AND ADOPT THE RESOLUTIONS TO AUTHORIZE MEDICALCONTROL, INC. TO FILE A CERTIFICATE OF AMENDMENT TO ITS CERTIFICATE OF INCORPORATION IN THE STATE OF DELAWARE TO CHANGE ITS NAME TO NOVADYN, INC.

                  FOR             AGAINST          ABSTAIN
                  [ ]               [ ]              [ ]

3. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  FOR             AGAINST          ABSTAIN
                  [ ]               [ ]              [ ]

         It is understood that when properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED "FOR" THE NAMED PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDICALCONTROL.

         The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

                                             Please sign exactly as name(s)
                                             appear below. When shares are held
                                             by joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             Dated:                  , 2001
                                                   -----------------

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[ ] PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.



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